GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Financial Statements

Year ended December 31, 2022

(With Report of Independent Registered Public Accounting Firm Thereon)

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Year ended December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Genworth Life and Annuity Insurance Company and

Contract Owners of Genworth Life & Annuity VA Separate Account 4:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise the Genworth Life & Annuity VA Separate Account 4 (the Separate Account), as of December 31, 2022, the related statements of operations for the year then ended and changes in net assets for each of the years or periods in the two-year period then ended, and the related notes including the financial highlights in Note 6 for each of the years or periods presented in the five year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights in Note 6 for each of the years or periods presented in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 1996.

Richmond, Virginia

April 18, 2023

F-1

Appendix

Statement of assets and liabilities as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

AB Cap Fund, Inc.

AB Small Cap Growth Portfolio — Class A

AB Trust

AB International Value Fund — Class A

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco Capital Appreciation Fund — Class A

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund — Class A

Invesco Main Street Fund® — Class A

AIM Growth Series (Invesco Growth Series)

Invesco Main Street Mid Cap Fund® — Class A

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Global Fund — Class A

AIM Sector Funds (Invesco Sector Funds)

Invesco Comstock Fund — Class A

Allspring Funds Trust

Allspring Special Large Cap Value Fund — Class A (1) (2)

Allspring Disciplined U.S. Core Fund — Class A (1)

Allspring Treasury Plus Money Market Fund — Class A (1)

American Century Capital Portfolios, Inc.

American Century Equity Income Fund — A Class

American Century Government Income Trust

American Century Inflation — Adjusted Bond Fund — A Class

BlackRock Global Allocation Fund, Inc.

BlackRock Global Allocation Fund — Investor A

BlackRock Large Cap Focus Value Fund, Inc.

BlackRock Large Cap Focus Value Fund, Inc. — Investor A (1)

Calamos Investment Trust

Calamos Growth Fund — Class A

Cohen & Steers Global Realty Shares, Inc.

Cohen & Steers Global Realty Shares — Class A

Columbia Acorn Trust

Columbia Acorn Fund — Class A

Columbia Acorn International Select — Class A

Columbia Funds Series Trust

Columbia Large Cap Growth Opportunity Fund — Class A

Columbia Select Mid Cap Value Fund — Class A

Davis New York Venture Fund, Inc.

Davis New York Venture Fund — Class A

Eaton Vance Mutual Funds Trust

Eaton Vance Floating-Rate Fund — Class A

Eaton Vance Special Investment Trust

Eaton Vance Large-Cap Value Fund — Class A

Federated Hermes Equity Funds

Federated Hermes Kaufmann Fund — Class A

Fidelity Advisor Series I

Fidelity Advisor® Balanced Fund — Class A

Fidelity Advisor® Equity Growth Fund — Class A

Fidelity Advisor® Leveraged Company Stock Fund — Class A

F-2

Fidelity Advisor Series II

Fidelity Advisor® Mid Cap II Fund — Class A

Fidelity Contrafund

Fidelity Advisor® New Insights Fund — Class A

Franklin Fund Allocator Series

Franklin Global Allocation Fund — Class A (1)

Franklin Value Investors Trust

Franklin Small Cap Value Fund — Class A

JPMorgan Trust II

JPMorgan Core Bond Fund — Class A

JPMorgan Investor Growth & Income Fund — Class A

Janus Investment Fund

Janus Henderson Forty Fund — Class A

Legg Mason Global Asset Management Trust

ClearBridge Value Trust — Class FI

Legg Mason Partners Variable Equity Trust

ClearBridge Aggressive Growth Fund — Class FI

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Affiliated Fund — Class A

Lord Abbett Bond Debenture Fund, Inc.

Lord Abbett Bond Debenture Fund — Class A

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Mid Cap Stock Fund — Class A

PIMCO Funds

PIMCO High Yield Fund — Class A

PIMCO Long-Term U.S. Government Fund — Class A

PIMCO Low Duration Fund — Class A

PIMCO Total Return Fund — Class A

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund, Inc. — Class A

Putnam Investment Funds

Putnam International Capital Opportunities Fund — Class A

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation Fund — Advisor Class

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Income Fund — Advisor Class

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price Growth Stock Fund — Advisor Class

The AB Portfolios

AB All Market Total Return Portfolio — Class A

AB Wealth Appreciation Strategy — Class A

Thornburg Investment Trust

Thornburg International Equity Fund — Class A (1)

Thornburg Small/Mid Cap Growth Fund — Class A

Virtus Investment Trust

Virtus NFJ International Value Fund — Class A (1)

Virtus NFJ Large-Cap Value Fund — Class A (1)

Statement of assets and liabilities as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in net assets for the period from inception to December 31, 2022:

Prudential Investment Portfolios 18

PGIM Jennison Focused Growth Fund — Class A (inception December 10, 2021)

The Advisors’ Inner Circle Fund III

First Foundation Total Return Fund — Class A (inception January 11, 2021)

(1)	See Note 1 to the financial statements for the former name of the subaccount.
(2)	Available as investment option under the contract, but not shown on the statements as there was no activity from January 1, 2021 through December 31, 2022.

F-3

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Assets and Liabilities

December 31, 2022

	AB Cap Fund, Inc.	AB Trust	AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Equity Funds (Invesco Equity Funds)

	AB Small Cap Growth Portfolio — Class A	AB International Value Fund — Class A	Invesco Capital Appreciation Fund — Class A	Invesco Charter Fund — Class A	Invesco Main Street Fund® — Class A

Assets:
Investments at fair value (note 2b)	$114,497	$400,333	$301,717	$1,232,768	$1,862,595
Dividend receivable	—	—	—	—	—
Receivable for units sold	—	—	605	1,008	1,324
Total assets	114,497	400,333	302,322	1,233,776	1,863,919

Liabilities:
Accrued expenses payable to affiliate (note 4b)	4	16	10	49	75
Payable for units withdrawn	40	361	—	—	—
Total liabilities	44	377	10	49	75

Net assets	$114,453	$399,956	$302,312	$1,233,727	$1,863,844

Investments in securities at cost	$151,151	$375,099	$329,214	$1,335,002	$2,430,893
Shares outstanding	2,518	31,672	6,359	84,033	42,917

	BlackRock Global Allocation Fund, Inc.	BlackRock Large Cap Focus Value Fund, Inc.	Calamos Investment Trust	Cohen & Steers Global Realty Shares, Inc.	Columbia Acorn Trust

	BlackRock Global Allocation Fund — Investor A	BlackRock Large Cap Focus Value Fund, Inc. — Investor A	Calamos Growth Fund — Class A	Cohen & Steers Global Realty Shares — Class A	Columbia Acorn Fund — Class A

Assets:
Investments at fair value (note 2b)	$2,673,177	$754,237	$431,151	$62,369	$196,305
Dividend receivable	—	—	—	—	—
Receivable for units sold	—	117	716	61	554
Total assets	2,673,177	754,354	431,867	62,430	196,859

Liabilities:
Accrued expenses payable to affiliate (note 4b)	112	32	18	3	8
Payable for units withdrawn	1,184	—	—	—	—
Total liabilities	1,296	32	18	3	8

Net assets	$2,671,881	$754,322	$431,849	$62,427	$196,851

Investments in securities at cost	$2,967,208	$899,602	$580,379	$64,355	$340,756
Shares outstanding	162,404	46,187	15,898	1,295	31,868

See accompanying notes to financial statements.

F-4

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Assets and Liabilities — Continued

December 31, 2022

AIM Growth Series (Invesco Growth Series)	AIM International Mutual Funds (Invesco International Mutual Funds)	AIM Sector Funds (Invesco Sector Funds)	Allspring Funds Trust		American Century Capital Portfolios, Inc.	American Century Government Income Trust

Invesco Main Street Mid Cap Fund® — Class A	Invesco Global Fund — Class A	Invesco Comstock Fund — Class A	Allspring Disciplined U.S. Core Fund — Class A	Allspring Treasury Plus Money Market Fund — Class A	American Century Equity Income Fund — A Class	American Century Inflation — Adjusted Bond Fund — A Class

$16,985	$919,155	$341,480	$—	$55,835	$52,055	$559,585
—	—	—	—	173	—	—
—	—	584	—	—	—	—
16,985	919,155	342,064	—	56,008	52,055	559,585

2	48	12	—	3	2	23
1	34	—	—	1	—	543
3	82	12	—	4	2	566

$16,982	$919,073	$342,052	$—	$56,004	$52,053	$559,019

$17,800	$1,084,147	$296,283	$—	$55,835	$51,760	$620,455
728	12,359	12,901	—	55,835	5,942	53,294

Columbia Acorn Trust (continued)	Columbia Funds Series Trust		Davis New York Venture Fund, Inc.	Eaton Vance Mutual Funds Trust	Eaton Vance Special Investment Trust	Federated Hermes Equity Funds

Columbia Acorn International Select — Class A	Columbia Large Cap Growth Opportunity Fund — Class A	Columbia Select Mid Cap Value Fund — Class A	Davis New York Venture Fund — Class A	Eaton Vance Floating-Rate Fund — Class A	Eaton Vance Large-Cap Value Fund — Class A	Federated Hermes Kaufmann Fund — Class A

$19,258	$632,410	$1,631	$501,238	$324,910	$678,881	$135,663
—	—	—	—	1,975	—	—
—	1,010	—	799	—	548	—
19,258	633,420	1,631	502,037	326,885	679,429	135,663

1	25	—	20	13	27	6
—	—	—	—	472	—	87
1	25	—	20	485	27	93

$19,257	$633,395	$1,631	$502,017	$326,400	$679,402	$135,570

$28,179	$825,396	$1,539	$655,434	$336,743	$609,965	$179,217
893	58,665	137	22,599	38,405	29,999	29,112

See accompanying notes to financial statements.

F-5

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Assets and Liabilities — Continued

December 31, 2022

	Fidelity Advisor Series I			Fidelity Advisor Series II	Fidelity Contrafund

	Fidelity Advisor® Balanced Fund — Class A	Fidelity Advisor® Equity Growth Fund — Class A	Fidelity Advisor® Leveraged Company Stock Fund — Class A	Fidelity Advisor® Mid Cap II Fund — Class A	Fidelity Advisor® New Insights Fund — Class A

Assets:
Investments at fair value (note 2b)	$861,054	$303,278	$19,752	$6,493	$540,963
Dividend receivable	—	—	—	—	—
Receivable for units sold	—	428	—	—	910
Total assets	861,054	303,706	19,752	6,493	541,873

Liabilities:
Accrued expenses payable to affiliate (note 4b)	35	12	1	1	23
Payable for units withdrawn	—	—	2	1	—
Total liabilities	35	12	3	2	23

Net assets	$861,019	$303,694	$19,749	$6,491	$541,850

Investments in securities at cost	$752,816	$337,083	$20,032	$6,612	$679,029
Shares outstanding	38,979	23,880	516	342	21,214

	Lord Abbett Affiliated Fund, Inc.	Lord Abbett Bond Debenture Fund, Inc.	Lord Abbett Mid Cap Stock Fund, Inc.	PIMCO Funds

	Lord Abbett Affiliated Fund — Class A	Lord Abbett Bond Debenture Fund — Class A	Lord Abbett Mid Cap Stock Fund — Class A	PIMCO High Yield Fund — Class A	PIMCO Long-Term U.S. Government Fund — Class A

Assets:
Investments at fair value (note 2b)	$33,875	$45,398	$234,340	$341,048	$90,653
Dividend receivable	—	179	—	1,631	215
Receivable for units sold	—	—	—	—	—
Total assets	33,875	45,577	234,340	342,679	90,868

Liabilities:
Accrued expenses payable to affiliate (note 4b)	1	2	10	14	4
Payable for units withdrawn	1	—	51	723	2
Total liabilities	2	2	61	737	6

Net assets	$33,873	$45,575	$234,279	$341,942	$90,862

Investments in securities at cost	$31,309	$52,538	$216,531	$398,036	$134,762
Shares outstanding	2,181	6,504	8,325	45,412	24,304

See accompanying notes to financial statements.

F-6

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Assets and Liabilities — Continued

December 31, 2022

Franklin Fund Allocator Series	Franklin Value Investors Trust	JPMorgan Trust II		Janus Investment Fund	Legg Mason Global Asset Management Trust	Legg Mason Partners Variable Equity Trust

Franklin Global Allocation Fund — Class A	Franklin Small Cap Value Fund — Class A	JPMorgan Core Bond Fund — Class A	JPMorgan Investor Growth & Income Fund — Class A	Janus Henderson Forty Fund — Class A	ClearBridge Value Trust — Class FI	ClearBridge Aggressive Growth Fund — Class FI

$538,785	$131,330	$1,876,752	$208,072	$377,396	$—	$100,021
—	—	—	1,840	—	—	—
—	274	—	—	1,255	—	1,157
538,785	131,604	1,876,752	209,912	378,651	—	101,178

22	6	76	8	12	—	4
148	—	4,797	34	—	—	—
170	6	4,873	42	12	—	4

$538,615	$131,598	$1,871,879	$209,870	$378,639	$—	$101,174

$473,458	$129,516	$2,161,085	$198,049	$406,213	$—	$165,171
42,693	2,637	185,817	13,021	10,589	—	1,024

PIMCO Funds (continued)		Prudential Investment Portfolios 18	Prudential Jennison Natural Resources Fund, Inc.	Putnam Investment Funds	T. Rowe Price Capital Appreciation Fund	T. Rowe Price Equity Income Fund

PIMCO Low Duration Fund — Class A	PIMCO Total Return Fund — Class A	PGIM Jennison Focused Growth Fund — Class A	PGIM Jennison Natural Resources Fund, Inc. — Class A	Putnam International Capital Opportunities Fund — Class A	T. Rowe Price Capital Appreciation Fund — Advisor Class	T. Rowe Price Equity Income Fund — Advisor Class

$587,895	$2,031,188	$106,598	$258,372	$314,823	$398,871	$478,582
2,068	7,698	—	—	—	—	—
—	—	—	—	—	137	18
589,963	2,038,886	106,598	258,372	314,823	399,008	478,600

23	82	4	12	11	17	18
510	3,803	1	1	455	—	—
533	3,885	5	13	466	17	18

$589,430	$2,035,001	$106,593	$258,359	$314,357	$398,991	$478,582

$632,616	$2,367,675	$163,017	$176,516	$310,809	$394,372	$447,715
64,604	240,093	7,997	4,866	9,165	13,613	14,694

See accompanying notes to financial statements.

F-7

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Assets and Liabilities — Continued

December 31, 2022

	T. Rowe Price Growth Stock Fund, Inc.	The AB Portfolios		The Advisors’ Inner Circle Fund III	Thornburg Investment Trust

	T. Rowe Price Growth Stock Fund — Advisor Class	AB All Market Total Return Portfolio — Class A	AB Wealth Appreciation Strategy — Class A	First Foundation Total Return Fund — Class A	Thornburg International Equity Fund — Class A

Assets:
Investments at fair value (note 2b)	$290,307	$232,771	$6,422	$1,445,585	$137,934
Dividend receivable	—	—	—	—	—
Receivable for units sold	264	—	—	—	—
Total assets	290,571	232,771	6,422	1,445,585	137,934

Liabilities:
Accrued expenses payable to affiliate (note 4b)	12	9	1	57	6
Payable for units withdrawn	—	1	1	944	554
Total liabilities	12	10	2	1,001	560

Net assets	$290,559	$232,761	$6,420	$1,444,584	$137,374

Investments in securities at cost	$369,213	$217,474	$5,554	$1,539,259	$157,305
Shares outstanding	4,872	17,961	408	57,410	6,500

See accompanying notes to financial statements.

F-8

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Assets and Liabilities — Continued

December 31, 2022

Thornburg Investment Trust (continued)	Virtus Investment Trust

Thornburg Small/Mid Cap Growth Fund — Class A	Virtus NFJ International Value Fund — Class A	Virtus NFJ Large-Cap Value Fund — Class A

$—	$45,866	$—
—	—	—
—	—	—
—	45,866	—

—	2	—
—	2	—
—	4	—

$—	$45,862	$—

$—	$47,854	$—
—	2,606	—

See accompanying notes to financial statements.

F-9

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Operations

	AB Cap Fund, Inc.	AB Trust	AIM Counselor Series Trust (Invesco Counselor Series Trust)	AIM Equity Funds (Invesco Equity Funds)

	AB Small Cap Growth Portfolio — Class A	AB International Value Fund — Class A	Invesco Capital Appreciation Fund — Class A	Invesco Charter Fund — Class A	Invesco Main Street Fund® — Class A

	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

Investment income and expense:
Income — Ordinary dividends	$ —	$4,919	$—	$9,579	$19,133
Mortality and expense risk and administrative charges (note 4a)	1,946	3,635	1,998	9,142	29,301
Net investment income (expense)	(1,946)	1,284	(1,998)	437	(10,168)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(4,483)	1,649	(322)	(7,991)	(99,766)
Change in unrealized appreciation (depreciation)	(61,775)	8,739	(27,497)	(94,806)	(455,112)
Capital gain distributions	—	—	2,585	40,530	64,030
Net realized and unrealized gain (loss) on investments	(66,258)	10,388	(25,234)	(62,267)	(490,848)

Increase (decrease) in net assets from operations	$(68,204)	$11,672	$(27,232)	$(61,830)	$(501,016)

	BlackRock Global Allocation Fund, Inc.	BlackRock Large Cap Focus Value Fund, Inc.	Calamos Investment Trust	Cohen & Steers Global Realty Shares, Inc.	Columbia Acorn Trust

	BlackRock Global Allocation Fund — Investor A	BlackRock Large Cap Focus Value Fund, Inc. — Investor A	Calamos Growth Fund — Class A	Cohen & Steers Global Realty Shares — Class A	Columbia Acorn Fund — Class A

	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

Investment income and expense:
Income — Ordinary dividends	$—	$10,650	$—	$1,606	$—
Mortality and expense risk and administrative charges (note 4a)	45,862	9,954	6,294	978	5,352
Net investment income (expense)	(45,862)	696	(6,294)	628	(5,352)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(23,897)	(31,340)	(22,776)	1,687	(235,578)
Change in unrealized appreciation (depreciation)	(707,505)	(72,831)	(154,001)	(22,745)	8,669
Capital gain distributions	161,011	72,489	—	—	32,194
Net realized and unrealized gain (loss) on investments	(570,391)	(31,682)	(176,777)	(21,058)	(194,715)

Increase (decrease) in net assets from operations	$(616,253)	$(30,986)	$(183,071)	$(20,430)	$(200,067)

See accompanying notes to financial statements.

F-10

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Operations — Continued

AIM Growth Series (Invesco Growth Series)	AIM International Mutual Funds (Invesco International Mutual Funds)	AIM Sector Funds (Invesco Sector Funds)	Allspring Funds Trust		American Century Capital Portfolios, Inc.	American Century Government Income Trust

Invesco Main Street Mid Cap Fund® — Class A	Invesco Global Fund — Class A	Invesco Comstock Fund — Class A	Allspring Disciplined U.S. Core Fund — Class A	Allspring Treasury Plus Money Market Fund — Class A	American Century Equity Income Fund — A Class	American Century Inflation — Adjusted Bond Fund — A Class

Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

$ 22	$—	$7,399	$—	$1,034	$1,074	$29,776
298	16,348	6,629	—	829	816	4,994
(276)	(16,348)	770	—	205	258	24,782

934	5,865	58,322	—	—	1,281	(4,506)
(4,980)	(540,999)	(102,833)	—	—	(7,791)	(73,958)
607	114,751	34,033	—	—	3,186	—
(3,439)	(420,383)	(10,478)	—	—	(3,324)	(78,464)

$(3,715)	$(436,731)	$(9,708)	$—	$205	$(3,066)	$(53,682)

Columbia Acorn Trust (continued)	Columbia Funds Series Trust		Davis New York Venture Fund, Inc.	Eaton Vance Mutual Funds Trust	Eaton Vance Special Investment Trust	Federated Hermes Equity Funds

Columbia Acorn International Select — Class A	Columbia Large Cap Growth Opportunity Fund — Class A	Columbia Select Mid Cap Value Fund — Class A	Davis New York Venture Fund — Class A	Eaton Vance Floating-Rate Fund — Class A	Eaton Vance Large-Cap Value Fund — Class A	Federated Hermes Kaufmann Fund — Class A

Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

$—	$—	$10	$9,051	$12,462	$6,816	$—
14,328	6,400	31	9,101	3,550	8,991	2,430
(14,328)	(6,400)	(21)	(50)	8,912	(2,175)	(2,430)

(731,949)	(35,415)	34	(64,114)	(3,658)	30,832	(6,242)
(31,047)	(135,452)	(326)	(115,336)	(11,155)	(66,021)	(50,322)
62,738	46,721	93	33,235	—	20,669	—
(700,258)	(124,146)	(199)	(146,215)	(14,813)	(14,520)	(56,564)

$(714,586)	$(130,546)	$(220)	$(146,265)	$(5,901)	$(16,695)	$(58,994)

See accompanying notes to financial statements.

F-11

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Operations — Continued

	Fidelity Advisor Series I			Fidelity Advisor Series II	Fidelity Contrafund

	Fidelity Advisor® Balanced Fund — Class A	Fidelity Advisor® Equity Growth Fund — Class A	Fidelity Advisor® Leveraged Company Stock Fund — Class A	Fidelity Advisor® Mid Cap II Fund — Class A	Fidelity Advisor® New Insights Fund — Class A

	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

Investment income and expense:
Income — Ordinary dividends	$ 9,399	$—	$83	$5	$2,269
Mortality and expense risk and administrative charges (note 4a)	14,225	2,961	343	107	9,977
Net investment income (expense)	(4,826)	(2,961)	(260)	(102)	(7,708)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	27,555	(2,063)	2,082	94	(17,191)
Change in unrealized appreciation (depreciation)	(281,472)	(49,965)	(11,385)	(1,680)	(293,497)
Capital gain distributions	36,050	6,671	2,292	364	71,595
Net realized and unrealized gain (loss) on investments	(217,867)	(45,357)	(7,011)	(1,222)	(239,093)

Increase (decrease) in net assets from operations	$(222,693)	$(48,318)	$(7,271)	$(1,324)	$(246,801)

	Lord Abbett Affiliated Fund, Inc.	Lord Abbett Bond Debenture Fund, Inc.	Lord Abbett Mid Cap Stock Fund, Inc.	PIMCO Funds

	Lord Abbett Affiliated Fund — Class A	Lord Abbett Bond Debenture Fund — Class A	Lord Abbett Mid Cap Stock Fund — Class A	PIMCO High Yield Fund — Class A	PIMCO Long-Term U.S. Government Fund — Class A

	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

Investment income and expense:
Income — Ordinary dividends	$1,807	$5,374	$2,355	$20,112	$ 12,506
Mortality and expense risk and administrative charges (note 4a)	1,573	1,772	3,822	6 ,161	9,727
Net investment income (expense)	234	3,602	(1,467)	13,951	2,779

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	16,079	(20,478)	13,366	(26,032)	(379,563)
Change in unrealized appreciation (depreciation)	(42,822)	(9,492)	(64,615)	(60,005)	114,857
Capital gain distributions	1,909	88	16,299	6 ,653	—
Net realized and unrealized gain (loss) on investments	(24,834)	(29,882)	(34,950)	(79,384)	(264,706)

Increase (decrease) in net assets from operations	$(24,600)	$(26,280)	$(36,417)	$(65,433)	$(261,927)

See accompanying notes to financial statements.

F-12

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Operations — Continued

Franklin Fund Allocator Series	Franklin Value Investors Trust	JPMorgan Trust II		Janus Investment Fund	Legg Mason Global Asset Management Trust	Legg Mason Partners Variable Equity Trust

Franklin Global Allocation Fund — Class A	Franklin Small Cap Value Fund — Class A	JPMorgan Core Bond Fund — Class A	JPMorgan Investor Growth & Income Fund — Class A	Janus Henderson Forty Fund — Class A	ClearBridge Value Trust — Class FI	ClearBridge Aggressive Growth Fund — Class FI

Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

$ 25,957	$518	$47,200	$3,270	$—	$—	$—
9,661	2,267	30,970	3,198	3,374	—	4,014
16,296	(1,749)	16,230	72	(3,374)	—	(4,014)

27,246	2,773	(95,807)	4,257	(3,884)	—	(158,547)
(145,572)	(23,392)	(255,593)	(57,819)	(54,877)	—	33,848
—	3,560	111	11,547	222	—	13,478
(118,326)	(17,059)	(351,289)	(42,015)	(58,539)	—	(111,221)

$(102,030)	$(18,808)	$(335,059)	$(41,943)	$(61,913)	$—	$(115,235)

PIMCO Funds (continued)		Prudential Investment Portfolios 18	Prudential Jennison Natural Resources Fund, Inc.	Putnam Investment Funds	T. Rowe Price Capital Appreciation Fund	T. Rowe Price Equity Income Fund

PIMCO Low Duration Fund — Class A	PIMCO Total Return Fund — Class A	PGIM Jennison Focused Growth Fund — Class A	PGIM Jennison Natural Resources Fund, Inc. — Class A	Putnam International Capital Opportunities Fund — Class A	T. Rowe Price Capital Appreciation Fund — Advisor Class	T. Rowe Price Equity Income Fund — Advisor Class

Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

$12,945	$75,539	$—	$6,663	$1,509	$ 4,944	$8,179

11,921	27,888	2,716	3,999	2,998	6,669	6,753
1,024	47,651	(2,716)	2,664	(1,489)	(1,725)	1,426

(35,477)	(90,676)	(56,116)	76,220	(2,970)	14,036	33,895
(30,640)	(288,634)	(51,503)	(4,581)	(14,011)	(109,564)	(74,346)
—	—	—	—	—	29,139	20,518
(66,117)	(379,310)	(107,619)	71,639	(16,981)	(66,389)	(19,933)

$(65,093)	$(331,659)	$(110,335)	$74,303	$(18,470)	$(68,114)	$(18,507)

See accompanying notes to financial statements.

F-13

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Operations — Continued

	T. Rowe Price Growth Stock Fund, Inc.	The AB Portfolios		The Advisors’ Inner Circle Fund III	Thornburg Investment Trust

	T. Rowe Price Growth Stock Fund — Advisor Class	AB All Market Total Return Portfolio — Class A	AB Wealth Appreciation Strategy — Class A	First Foundation Total Return Fund — Class A	Thornburg International Equity Fund — Class A

	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

Investment income and expense:
Income — Ordinary dividends	$—	$6,506	$85	$ 51,242	$2,350
Mortality and expense risk and administrative charges (note 4a)	5,783	3,535	173	23,165	2,283
Net investment income (expense)	(5,783)	2,971	(88)	28,077	67

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	(14,673)	4,873	2,782	3,344	(4,998)
Change in unrealized appreciation (depreciation)	(212,773)	(70,049)	(6,563)	(142,145)	(28,065)
Capital gain distributions	10,198	—	362	106,191	—
Net realized and unrealized gain (loss) on investments	(217,248)	(65,176)	(3,419)	(32,610)	(33,063)

Increase (decrease) in net assets from operations	$(223,031)	$(62,205)	$(3,507)	$(4,533)	$(32,996)

See accompanying notes to financial statements.

F-14

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Operations — Continued

Thornburg Investment Trust (continued)	Virtus Investment Trust

Thornburg Small/Mid Cap Growth Fund — Class A	Virtus NFJ International Value Fund — Class A	Virtus NFJ Large-Cap Value Fund — Class A

Year ended December 31, 2022	Year ended December 31, 2022	Year ended December 31, 2022

$—	$939	$6,270
917	779	12,401
(917)	160	(6,131)

(94,722)	(500)	109,344
50,531	(12,957)	(295,617)
—	—	—
(44,191)	(13,457)	(186,273)

$(45,108)	$(13,297)	$(192,404)

See accompanying notes to financial statements.

F-15

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets

	AB Cap Fund, Inc.		AB Trust		AIM Counselor Series Trust (Invesco Counselor Series Trust)

	AB Small Cap Growth Portfolio — Class A		AB International Value Fund — Class A		Invesco Capital Appreciation Fund — Class A

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

Increase (decrease) in net assets

From operations:
Net investment income (expense)	$(1,946)	$(4,821)	$1,284	$1,122	$(1,998)	$—
Net realized gain (loss) on investments	(4,483)	94,683	1,649	2,909	(322)	—
Change in unrealized appreciation (depreciation) on investments	(61,775)	(71,021)	8,739	5,966	(27,497)	—
Capital gain distributions	—	13,120	—	—	2,585	—
Increase (decrease) in net assets from operations	(68,204)	31,961	11,672	9,997	(27,232)	—

From capital transactions (note 4):
Net premiums	—	240	—	—	—	—
Transfers for contract benefits and terminations	(10,367)	(14,391)	(23,859)	(3,925)	(19,830)	—
Administrative expenses	(1,920)	(4,296)	(4,008)	(1,325)	(2,582)	—
Transfers between subaccounts (including fixed account), net	33,854	(297,791)	294,791	3,923	351,956	—
Increase (decrease) in net assets from capital transactions	21,567	(316,238)	266,924	(1,327)	329,544	—
Increase (decrease) in net assets	(46,637)	(284,277)	278,596	8,670	302,312	—
Net assets at beginning of year	161,090	445,367	121,360	112,690	—	—
Net assets at end of year	$114,453	$161,090	$399,956	$121,360	$302,312	$—

Change in units (note 5):
Units purchased	1,236	1,856	62,432	2,232	15,462	—
Units redeemed	(653)	(7,973)	(17,343)	(2,426)	(1,649)	—
Net increase (decrease) in units from capital transactions with contract owners	583	(6,117)	45,089	(194)	13,813	—

See accompanying notes to financial statements.

F-16

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

AIM Equity Funds (Invesco Equity Funds)				AIM Growth Series (Invesco Growth Series)		AIM International Mutual Funds (Invesco International Mutual Funds)		AIM Sector Funds (Invesco Sector Funds)

Invesco Charter Fund — Class A		Invesco Main Street Fund® — Class A		Invesco Main Street Mid Cap Fund® — Class A		Invesco Global Fund — Class A		Invesco Comstock Fund — Class A

Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

$ 437	$(666)	$(10,168)	$(6,306)	$(276)	$(2,743)	$(16,348)	$(22,374)	$770	$(367)
(7,991)	1,599	(99,766)	51,714	934	89,180	5,865	314,238	58,322	72,918
(94,806)	(8,540)	(455,112)	(191,196)	(4,980)	(41,749)	(540,999)	(164,650)	(102,833)	53,732
40,530	20,356	64,030	369,014	607	4,660	114,751	85,454	34,033	39,063
(61,830)	12,749	(501,016)	223,226	(3,715)	49,348	(436,731)	212,668	(9,708)	165,346

130	—	1,820	—	—	240	—	240	—	—
(84,991)	(6,211)	(163,474)	(122,838)	(8,118)	(7,704)	(48,173)	(73,252)	(14,969)	(96,780)
(11,795)	(1,257)	(34,229)	(17,863)	(363)	(2,772)	(17,083)	(18,983)	(7,361)	(8,036)
1,241,112	121,870	140,348	1,880,968	279	(325,386)	151,036	(385,392)	(200,679)	(69,184)
1,144,456	114,402	(55,535)	1,740,267	(8,202)	(335,622)	85,780	(477,387)	(223,009)	(174,000)
1,082,626	127,151	(556,551)	1,963,493	(11,917)	(286,274)	(350,951)	(264,719)	(232,717)	(8,654)
151,101	23,950	2,420,395	456,902	28,899	315,173	1,270,024	1,534,743	574,769	583,423
$1,233,727	$151,101	$1,863,844	$2,420,395	$16,982	$28,899	$919,073	$1,270,024	$342,052	$574,769

63,745	6,260	14,632	72,192	111	300	11,907	10,700	924	2,969
(8,383)	(1,559)	(16,290)	(13,635)	(422)	(12,947)	(7,991)	(27,708)	(9,210)	(9,951)
55,362	4,701	(1,658)	58,557	(311)	(12,647)	3,916	(17,008)	(8,286)	(6,982)

See accompanying notes to financial statements.

F-17

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

	Allspring Funds Trust				American Century Capital Portfolios, Inc.

	Allspring Disciplined U.S. Core Fund — Class A		Allspring Treasury Plus Money Market Fund — Class A		American Century Equity Income Fund — A Class

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

Increase (decrease) in net assets

From operations:
Net investment income (expense)	$—	$—	$205	$(2,389)	$258	$73
Net realized gain (loss) on investments	—	—	—	—	1,281	63,131
Change in unrealized appreciation (depreciation) on investments	—	1	—	—	(7,791)	(21,058)
Capital gain distributions	—	1	—	—	3,186	3,205
Increase (decrease) in net assets from operations	—	2	205	(2,389)	(3,066)	45,351

From capital transactions (note 4):
Net premiums	—	—	—	—	—	240
Transfers for contract benefits and terminations	—	—	(320,067)	(245,100)	(5,870)	(69,593)
Administrative expenses	—	—	(1,222)	(1,666)	(1,218)	(4,313)
Transfers between subaccounts (including fixed account), net	—	(2)	280,377	236,405	(4,259)	(308,245)
Increase (decrease) in net assets from capital transactions	—	(2)	(40,912)	(10,361)	(11,347)	(381,911)
Increase (decrease) in net assets	—	—	(40,707)	(12,750)	(14,413)	(336,560)
Net assets at beginning of year	—	—	96,711	109,461	66,466	403,026
Net assets at end of year	$—	$—	$56,004	$96,711	$52,053	$66,466

Change in units (note 5):
Units purchased	—	—	60,965	128,915	186	1,021
Units redeemed	—	—	(65,549)	(130,553)	(664)	(17,149)
Net increase (decrease) in units from capital transactions with contract owners	—	—	(4,584)	(1,638)	(478)	(16,128)

See accompanying notes to financial statements.

F-18

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

American Century Government Income Trust		BlackRock Global Allocation Fund, Inc.		BlackRock Large Cap Focus Value Fund, Inc.		Calamos Investment Trust		Cohen & Steers Global Realty Shares, Inc.

American Century Inflation-Adjusted Bond Fund — A Class		BlackRock Global Allocation Fund — Investor A		BlackRock Large Cap Focus Value Fund, Inc. — Investor A		Calamos Growth Fund — Class A		Cohen & Steers Global Realty Shares — Class A

Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

$24,782	$5,166	$(45,862)	$(21,783)	$696	$(2,435)	$(6,294)	$(5,105)	$628	$4,714
(4,506)	11,499	(23,897)	86,203	(31,340)	(7,361)	(22,776)	22,790	1,687	86,369
(73,958)	(5,211)	(707,505)	(204,279)	(72,831)	23,134	(154,001)	(11,310)	(22,745)	(20,634)
—	—	161,011	310,253	72,489	95,594	—	53,419	—	—
(53,682)	11,454	(616,253)	170,394	(30,986)	108,932	(183,071)	59,794	(20,430)	70,449

130	240	—	72,039	—	—	260	—	—	240
(65,731)	(14,638)	(295,522)	(284,645)	(45,545)	(18,636)	(35,088)	(61,477)	(2,114)	(18,184)
(6,804)	(3,699)	(54,095)	(55,087)	(10,895)	(7,879)	(7,512)	(4,828)	(1,156)	(3,658)
497,193	(75,207)	39,645	102,911	229,732	(28,748)	152,783	306,479	4,577	(340,806)
424,788	(93,304)	(309,972)	(164,782)	173,292	(55,263)	110,443	240,174	1,307	(362,408)
371,106	(81,850)	(926,225)	5,612	142,306	53,669	(72,628)	299,968	(19,123)	(291,959)
187,913	269,763	3,598,106	3,592,494	612,016	558,347	504,477	204,509	81,550	373,509
$559,019	$187,913	$2,671,881	$3,598,106	$754,322	$612,016	$431,849	$504,477	$62,427	$81,550

46,852	3,199	9,580	16,341	17,918	2,849	9,598	14,468	933	959
(11,361)	(10,487)	(31,258)	(26,134)	(9,678)	(5,474)	(4,302)	(5,622)	(751)	(22,592)
35,491	(7,288)	(21,678)	(9,793)	8,240	(2,625)	5,296	8,846	182	(21,633)

See accompanying notes to financial statements.

F-19

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

	Columbia Acorn Trust				Columbia Funds Series Trust

	Columbia Acorn Fund — Class A		Columbia Acorn International Select — Class A		Columbia Large Cap Growth Opportunity Fund — Class A

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

Increase (decrease) in net assets

From operations:
Net investment income (expense)	$(5,352)	$(207)	$(14,328)	$(7,388)	$(6,400)	$(2,524)
Net realized gain (loss) on investments	(235,578)	(3,140)	(731,949)	24,112	(35,415)	5,272
Change in unrealized appreciation (depreciation) on investments	8,669	(115,593)	(31,047)	(19,854)	(135,452)	(73,271)
Capital gain distributions	32,194	142,475	62,738	79,545	46,721	82,417
Increase (decrease) in net assets from operations	(200,067)	23,535	(714,586)	76,415	(130,546)	11,894

From capital transactions (note 4):
Net premiums	260	—	1,950	240	260	—
Transfers for contract benefits and terminations	(41,940)	(16,228)	(42,574)	(80,460)	(60,712)	(23,540)
Administrative expenses	(6,042)	(5,642)	(16,667)	(15,505)	(7,983)	(2,307)
Transfers between subaccounts (including fixed account), net	(153,439)	316,009	(1,338,371)	1,835,750	493,294	299,522
Increase (decrease) in net assets from capital transactions	(201,161)	294,139	(1,395,662)	1,740,025	424,859	273,675
Increase (decrease) in net assets	(401,228)	317,674	(2,110,248)	1,816,440	294,313	285,569
Net assets at beginning of year	598,079	280,405	2,129,505	313,065	339,082	53,513
Net assets at end of year	$196,851	$598,079	$19,257	$2,129,505	$633,395	$339,082

Change in units (note 5):
Units purchased	6,533	13,346	41,131	169,226	27,937	13,002
Units redeemed	(16,393)	(3,389)	(208,856)	(26,282)	(5,949)	(2,431)
Net increase (decrease) in units from capital transactions with contract owners	(9,860)	9,957	(167,725)	142,944	21,988	10,571

See accompanying notes to financial statements.

F-20

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

Columbia Funds Series Trust (continued)		Davis New York Venture Fund, Inc.		Eaton Vance Mutual Funds Trust		Eaton Vance Special Investment Trust		Federated Hermes Equity Funds

Columbia Select Mid Cap Value Fund — Class A		Davis New York Venture Fund — Class A		Eaton Vance Floating-Rate Fund — Class A		Eaton Vance Large-Cap Value Fund — Class A		Federated Hermes Kaufmann Fund — Class A

Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

$(21)	$(195)	$(50)	$(10,600)	$8,912	$4,303	$(2,175)	$(3,339)	$(2,430)	$(5,336)
34	5,953	(64,114)	30,088	(3,658)	(534)	30,832	105,358	(6,242)	41,901
(326)	(552)	(115,336)	(78,543)	(11,155)	3,360	(66,021)	21,849	(50,322)	(35,470)
93	190	33,235	145,582	—	—	20,669	38,969	—	16,184
(220)	5,396	(146,265)	86,527	(5,901)	7,129	(16,695)	162,837	(58,994)	17,279

—	—	—	—	130	240	130	240	—	240
(129)	(27,062)	(39,664)	(106,152)	(41,420)	(42,835)	(42,679)	(100,704)	(5,646)	(20,421)
(16)	(199)	(10,418)	(11,083)	(4,871)	(4,209)	(10,468)	(10,774)	(2,167)	(4,461)
(63)	(3,241)	(86,197)	44,804	176,751	(75,631)	112,196	(273,351)	18,880	(270,247)
(208)	(30,502)	(136,279)	(72,431)	130,590	(122,435)	59,179	(384,589)	11,067	(294,889)
(428)	(25,106)	(282,544)	14,096	124,689	(115,306)	42,484	(221,752)	(47,927)	(277,610)
2,059	27,165	784,561	770,465	201,711	317,017	636,918	858,670	183,497	461,107
$1,631	$2,059	$502,017	$784,561	$326,400	$201,711	$679,402	$636,918	$135,570	$183,497

3	5	4,871	5,725	18,706	2,641	13,315	4,106	1,526	3,356
(12)	(1,287)	(12,015)	(8,797)	(8,796)	(11,555)	(9,925)	(23,702)	(1,064)	(12,310)
(9)	(1,282)	(7,144)	(3,072)	9,910	(8,914)	3,390	(19,596)	462	(8,954)

See accompanying notes to financial statements.

F-21

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

	Fidelity Advisor Series I

	Fidelity Advisor® Balanced Fund — Class A		Fidelity Advisor® Equity Growth Fund — Class A		Fidelity Advisor® Leveraged Company Stock Fund — Class A

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

Increase (decrease) in net assets

From operations:
Net investment income (expense)	$(4,826)	$(11,032)	$(2,961)	$(11,569)	$(260)	$(458)
Net realized gain (loss) on investments	27,555	40,251	(2,063)	268,217	2,082	4,188
Change in unrealized appreciation (depreciation) on investments	(281,472)	68,561	(49,965)	(69,614)	(11,385)	796
Capital gain distributions	36,050	71,552	6,671	16,353	2,292	3,038
Increase (decrease) in net assets from operations	(222,693)	169,332	(48,318)	203,387	(7,271)	7,564

From capital transactions (note 4):
Net premiums	—	—	130	1,200	—	—
Transfers for contract benefits and terminations	(73,962)	(54,842)	(33,876)	(33,239)	(4,602)	(6,092)
Administrative expenses	(14,664)	(13,998)	(3,744)	(11,662)	(375)	(417)
Transfers between subaccounts (including fixed account), net	10,033	(22,966)	243,753	(1,300,249)	(1,801)	(2,918)
Increase (decrease) in net assets from capital transactions	(78,593)	(91,806)	206,263	(1,343,950)	(6,778)	(9,427)
Increase (decrease) in net assets	(301,286)	77,526	157,945	(1,140,563)	(14,049)	(1,863)
Net assets at beginning of year	1,162,305	1,084,779	145,749	1,286,312	33,798	35,661
Net assets at end of year	$861,019	$1,162,305	$303,694	$145,749	$19,749	$33,798

Change in units (note 5):
Units purchased	1,444	420	8,039	2,604	225	80
Units redeemed	(4,935)	(4,205)	(1,884)	(35,604)	(541)	(496)
Net increase (decrease) in units from capital transactions with contract owners	(3,491)	(3,785)	6,155	(33,000)	(316)	(416)

See accompanying notes to financial statements.

F-22

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

Fidelity Advisor Series II		Fidelity Contrafund		Franklin Fund Allocator Series		Franklin Value Investors Trust		JPMorgan Trust II

Fidelity Advisor® Mid Cap II Fund — Class A		Fidelity Advisor® New Insights Fund — Class A		Franklin Global Allocation Fund — Class A		Franklin Small Cap Value Fund — Class A		JPMorgan Core Bond Fund — Class A

Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

$(102)	$(221)	$(7,708)	$(12,033)	$16,296	$(4,928)	$(1,749)	$(1,792)	$16,230	$8,250
94	2,530	(17,191)	51,669	27,246	26,893	2,773	20,982	(95,807)	7,825
(1,680)	(1,733)	(293,497)	17,938	(145,572)	52,515	(23,392)	4,652	(255,593)	(111,928)
364	2,452	71,595	99,856	—	—	3,560	15,170	111	18,867
(1,324)	3,028	(246,801)	157,430	(102,030)	74,480	(18,808)	39,012	(335,059)	(76,986)

—	—	130	—	—	—	—	—	1,430	1,680
(385)	(1,740)	(52,559)	(53,266)	(128,264)	(69,824)	(7,021)	(14,080)	(225,082)	(252,608)
(84)	(154)	(10,511)	(10,373)	(13,986)	(14,163)	(2,500)	(2,407)	(37,340)	(40,853)
(407)	(7,147)	(26,618)	70,860	7,376	17,813	(16,237)	(16,491)	(61,423)	(19,856)
(876)	(9,041)	(89,558)	7,221	(134,874)	(66,174)	(25,758)	(32,978)	(322,415)	(311,637)
(2,200)	(6,013)	(336,359)	164,651	(236,904)	8,306	(44,566)	6,034	(657,474)	(388,623)
8,691	14,704	878,209	713,558	775,519	767,213	176,164	170,130	2,529,353	2,917,976
$6,491	$8,691	$541,850	$878,209	$538,615	$775,519	$131,598	$176,164	$1,871,879	$2,529,353

25	44	4,701	6,938	2,339	2,340	759	2,064	40,626	43,049
(60)	(400)	(8,114)	(6,834)	(12,058)	(6,635)	(1,830)	(3,386)	(66,281)	(65,157)
(35)	(356)	(3,413)	104	(9,719)	(4,295)	(1,071)	(1,322)	(25,655)	(22,108)

See accompanying notes to financial statements.

F-23

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

	JPMorgan Trust II (continued)		Janus Investment Fund		Legg Mason Global Asset Management Trust

	JPMorgan Investor Growth & Income Fund — Class A		Janus Henderson Forty Fund — Class A		ClearBridge Value Trust — Class FI

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

Increase (decrease) in net assets

From operations:
Net investment income (expense)	$72	$2,679	$(3,374)	$(3,753)	$—	$(15)
Net realized gain (loss) on investments	4,257	7,207	(3,884)	113,493	—	1,757
Change in unrealized appreciation (depreciation) on investments	(57,819)	16,309	(54,877)	(39,152)	—	(1,634)
Capital gain distributions	11,547	4,476	222	10,157	—	—
Increase (decrease) in net assets from operations	(41,943)	30,671	(61,913)	80,745	—	108

From capital transactions (note 4):
Net premiums	—	—	—	240	—	—
Transfers for contract benefits and terminations	(13,530)	(15,637)	(27,851)	(31,391)	—	(10,479)
Administrative expenses	(3,016)	(2,927)	(4,000)	(4,228)	—	(42)
Transfers between subaccounts (including fixed account), net	(2,034)	236	349,365	(361,666)	—	26
Increase (decrease) in net assets from capital transactions	(18,580)	(18,328)	317,514	(397,045)	—	(10,495)
Increase (decrease) in net assets	(60,523)	12,343	255,601	(316,300)	—	(10,387)
Net assets at beginning of year	270,393	258,050	123,038	439,338	—	10,387
Net assets at end of year	$209,870	$270,393	$378,639	$123,038	$—	$—

Change in units (note 5):
Units purchased	294	325	15,219	1,732	—	505
Units redeemed	(1,194)	(1,179)	(3,184)	(12,494)	—	(1,058)
Net increase (decrease) in units from capital transactions with contract owners	(900)	(854)	12,035	(10,762)	—	(553)

See accompanying notes to financial statements.

F-24

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

Legg Mason Partners Variable Equity Trust		Lord Abbett Affiliated Fund, Inc.		Lord Abbett Bond Debenture Fund, Inc.		Lord Abbett Mid Cap Stock Fund, Inc.		PIMCO Funds

ClearBridge Aggressive Growth Fund — Class FI		Lord Abbett Affiliated Fund — Class A		Lord Abbett Bond Debenture Fund — Class A		Lord Abbett Mid Cap Stock Fund — Class A		PIMCO High Yield Fund — Class A

Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

$(4,014)	$(4,192)	$234	$(1,894)	$3,602	$2,615	$(1,467)	$(2,435)	$13,951	$12,396
(158,547)	796	16,079	297,984	(20,478)	3,811	13,366	28,726	(26,032)	1,236
33,848	(96,002)	(42,822)	(88,731)	(9,492)	(6,485)	(64,615)	26,347	(60,005)	(5,531)
13,478	96,220	1,909	4,584	88	753	16,299	22,951	6,653	—
(115,235)	(3,178)	(24,600)	211,943	(26,280)	694	(36,417)	75,589	(65,433)	8,101

260	—	130	1,080	130	—	—	—	520	240
(13,613)	(30,951)	(16,284)	(109,396)	(10,905)	(39,536)	(12,441)	(29,682)	(55,252)	(66,755)
(4,531)	(3,993)	(1,866)	(12,155)	(2,178)	(2,052)	(4,374)	(4,459)	(8,176)	(6,930)
(258,374)	380,850	(112,831)	(1,219,681)	(130,932)	170,753	(32,581)	(19,849)	(96,316)	282,846
(276,258)	345,906	(130,851)	(1,340,152)	(143,885)	129,165	(49,396)	(53,990)	(159,224)	209,401
(391,493)	342,728	(155,451)	(1,128,209)	(170,165)	129,859	(85,813)	21,599	(224,657)	217,502
492,667	149,939	189,324	1,317,533	215,740	85,881	320,092	298,493	566,599	349,097
$101,174	$492,667	$33,873	$189,324	$45,575	$215,740	$234,279	$320,092	$341,942	$566,599

2,520	15,368	315	2,892	721	9,367	1,129	1,903	3,651	17,512
(15,402)	(3,259)	(6,931)	(66,809)	(9,181)	(2,734)	(3,509)	(4,575)	(13,271)	(6,132)
(12,882)	12,109	(6,616)	(63,917)	(8,460)	6,633	(2,380)	(2,672)	(9,620)	11,380

See accompanying notes to financial statements.

F-25

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

	PIMCO Funds (continued)

	PIMCO Long-Term U.S. Government Fund — Class A		PIMCO Low Duration Fund — Class A		PIMCO Total Return Fund — Class A

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

Increase (decrease) in net assets

From operations:
Net investment income (expense)	$2,779	$1,021	$1,024	$(10,159)	$47,651	$11,074
Net realized gain (loss) on investments	(379,563)	(27,976)	(35,477)	(908)	(90,676)	(18,095)
Change in unrealized appreciation (depreciation) on investments	114,857	(75,478)	(30,640)	(16,246)	(288,634)	(57,424)
Capital gain distributions	—	60,588	—	—	—	—
Increase (decrease) in net assets from operations	(261,927)	(41,845)	(65,093)	(27,313)	(331,659)	(64,445)

From capital transactions (note 4):
Net premiums	1,300	480	780	600	780	1,320
Transfers for contract benefits and terminations	(56,149)	(73,302)	(78,367)	(101,169)	(218,323)	(348,962)
Administrative expenses	(12,321)	(14,441)	(15,611)	(17,410)	(34,729)	(36,643)
Transfers between subaccounts (including fixed account), net	(879,769)	801,628	(374,744)	213,640	663,820	(390,165)
Increase (decrease) in net assets from capital transactions	(946,939)	714,365	(467,942)	95,661	411,548	(774,450)
Increase (decrease) in net assets	(1,208,866)	672,520	(533,035)	68,348	79,889	(838,895)
Net assets at beginning of year	1,299,728	627,208	1,122,465	1,054,117	1,955,112	2,794,007
Net assets at end of year	$90,862	$1,299,728	$589,430	$1,122,465	$2,035,001	$1,955,112

Change in units (note 5):
Units purchased	10,665	49,137	12,967	26,122	82,234	35,866
Units redeemed	(71,841)	(11,911)	(57,081)	(17,670)	(51,224)	(88,373)
Net increase (decrease) in units from capital transactions with contract owners	(61,176)	37,226	(44,114)	8,452	31,010	(52,507)

See accompanying notes to financial statements.

F-26

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

Prudential Investment Portfolios 18		Prudential Jennison Natural Resources Fund, Inc.		Putnam Investment Funds		T. Rowe Price Capital Appreciation Fund		T. Rowe Price Equity Income Fund

PGIM Jennison Focused Growth Fund — Class A		PGIM Jennison Natural Resources Fund, Inc. — Class A		Putnam International Capital Opportunities Fund — Class A		T. Rowe Price Capital Appreciation Fund — Advisor Class		T. Rowe Price Equity Income Fund — Advisor Class

Year ended December 31, 2022	Period from December 10 to December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

$(2,716)	$(236)	$2,664	$(4,764)	$(1,489)	$(1,552)	$(1,725)	$(7,783)	$1,426	$(694)
(56,116)	(407)	76,220	148,842	(2,970)	55,333	14,036	125,195	33,895	152,863
(51,503)	(4,916)	(4,581)	(12,395)	(14,011)	(34,456)	(109,564)	(41,415)	(74,346)	(17,986)
—	—	—	—	—	14,819	29,139	42,650	20,518	32,129
(110,335)	(5,559)	74,303	131,683	(18,470)	34,144	(68,114)	118,647	(18,507)	166,312

130	—	—	240	130	240	—	240	130	480
(6,489)	(9,453)	(18,508)	(35,384)	(24,585)	(11,664)	(28,183)	(53,966)	(41,593)	(58,192)
(3,245)	(108)	(5,115)	(7,884)	(3,820)	(3,331)	(7,570)	(10,486)	(7,779)	(9,751)
(52,699)	294,351	(111,993)	(448,027)	218,647	(172,523)	(31,288)	(345,056)	56,564	(495,786)
(62,303)	284,790	(135,616)	(491,055)	190,372	(187,278)	(67,041)	(409,268)	7,322	(563,249)
(172,638)	279,231	(61,313)	(359,372)	171,902	(153,134)	(135,155)	(290,621)	(11,185)	(396,937)
279,231	—	319,672	679,044	142,455	295,589	534,146	824,767	489,767	886,704
$106,593	$279,231	$258,359	$319,672	$314,357	$142,455	$398,991	$534,146	$478,582	$489,767

12,488	29,523	10,630	20,558	24,226	1,876	486	2,059	11,502	3,603
(22,334)	(1,067)	(28,383)	(107,673)	(7,353)	(14,767)	(2,758)	(15,199)	(10,858)	(29,011)
(9,846)	28,456	(17,753)	(87,115)	16,873	(12,891)	(2,272)	(13,140)	644	(25,408)

See accompanying notes to financial statements.

F-27

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

	T. Rowe Price Growth Stock Fund, Inc.		The AB Portfolios

	T. Rowe Price Growth Stock Fund — Advisor Class		AB All Market Total Return Portfolio — Class A		AB Wealth Appreciation Strategy — Class A

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

Increase (decrease) in net assets

From operations:
Net investment income (expense)	$(5,783)	$(6,793)	$2,971	$(4,696)	$(88)	$(81)
Net realized gain (loss) on investments	(14,673)	56,795	4,873	36,397	2,782	1,163
Change in unrealized appreciation (depreciation) on investments	(212,773)	(27,188)	(70,049)	(21,333)	(6,563)	874
Capital gain distributions	10,198	45,069	—	26,640	362	1,376
Increase (decrease) in net assets from operations	(223,031)	67,883	(62,205)	37,008	(3,507)	3,332

From capital transactions (note 4):
Net premiums	130	—	—	—	—	—
Transfers for contract benefits and terminations	(20,541)	(38,267)	(14,645)	(92,015)	(339)	(336)
Administrative expenses	(6,778)	(6,524)	(4,351)	(4,900)	(142)	(249)
Transfers between subaccounts (including fixed account), net	7,236	156,676	12,092	(1,858)	(9,457)	(1,444)
Increase (decrease) in net assets from capital transactions	(19,953)	111,885	(6,904)	(98,773)	(9,938)	(2,029)
Increase (decrease) in net assets	(242,984)	179,768	(69,109)	(61,765)	(13,445)	1,303
Net assets at beginning of year	533,543	353,775	301,870	363,635	19,865	18,562
Net assets at end of year	$290,559	$533,543	$232,761	$301,870	$6,420	$19,865

Change in units (note 5):
Units purchased	4,716	5,514	1,300	620	54	25
Units redeemed	(5,564)	(2,966)	(1,777)	(7,143)	(704)	(140)
Net increase (decrease) in units from capital transactions with contract owners	(848)	2,548	(477)	(6,523)	(650)	(115)

See accompanying notes to financial statements.

F-28

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Statements of Changes in Net Assets — Continued

The Advisors’ Inner Circle Fund III		Thornburg Investment Trust				Virtus Investment Trust

First Foundation Total Return Fund — Class A		Thornburg International Equity Fund — Class A		Thornburg Small/Mid Cap Growth Fund — Class A		Virtus NFJ International Value Fund — Class A		Virtus NFJ Large-Cap Value Fund — Class A

Year ended December 31, 2022	Period from January 11 to December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021

$28,077	$3,904	$67	$(3,508)	$(917)	$(909)	$160	$(1,233)	$(6,131)	$(12,550)
3,344	32,507	(4,998)	77,386	(94,722)	(914)	(500)	64,341	109,344	79,500
(142,145)	48,471	(28,065)	(63,490)	50,531	(52,943)	(12,957)	(32,111)	(295,617)	148,430
106,191	218,734	—	18,858	—	45,165	—	—	—	93,927
(4,533)	303,616	(32,996)	29,246	(45,108)	(9,601)	(13,297)	30,997	(192,404)	309,307

—	21,240	—	240	130	—	—	240	1,690	1,080
(205,840)	(146,701)	(8,939)	(23,107)	(7,300)	(5,643)	(1,612)	(8,120)	(48,747)	(100,359)
(31,856)	(30,867)	(2,664)	(5,290)	(1,108)	(867)	(1,136)	(3,510)	(14,679)	(21,345)
(141,131)	1,680,656	(4,998)	(324,801)	(86,467)	152,260	(4,721)	(308,068)	(1,561,867)	424,911
(378,827)	1,524,328	(16,601)	(352,958)	(94,745)	145,750	(7,469)	(319,458)	(1,623,603)	304,287
(383,360)	1,827,944	(49,597)	(323,712)	(139,853)	136,149	(20,766)	(288,461)	(1,816,007)	613,594
1,827,944	—	186,971	510,683	139,853	3,704	66,628	355,089	1,816,007	1,202,413
$1,444,584	$1,827,944	$137,374	$186,971	$—	$139,853	$45,862	$66,628	$—	$1,816,007

6,016	129,446	1,980	5,572	1,445	5,420	1,491	2,076	1,668	35,680
(29,348)	(20,876)	(3,303)	(30,044)	(6,444)	(544)	(2,425)	(35,482)	(87,550)	(20,585)
(23,332)	108,570	(1,323)	(24,472)	(4,999)	4,876	(934)	(33,406)	(85,882)	15,095

See accompanying notes to financial statements.

F-29

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements

December 31, 2022

(1)	Description of Entity

Genworth Life & Annuity VA Separate Account 4 (the “Separate Account”) is a separate investment account established on January 17, 2008, by Genworth Life and Annuity Insurance Company (“GLAIC”), pursuant to the laws of the Commonwealth of Virginia. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. GLAIC is licensed as a life insurer to do business in Bermuda, the District of Columbia and all states except for New York. GLAIC is wholly-owned by Genworth Life Insurance Company, which is wholly-owned by Genworth North America Corporation, which is indirectly wholly-owned by Genworth Financial, Inc.

GLAIC has a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

GLAIC’s principal products are life insurance and fixed deferred and immediate annuities. Life insurance products provide protection against financial hardship after the death of an insured. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant’s lifetime or the longer of a defined number of years or the annuitant’s lifetime. In March 2016, GLAIC suspended sales of traditional life insurance and fixed annuity products. GLAIC, however, continues to service its existing retained and reinsured blocks of business.

GLAIC also has other products which have not been actively sold since 2011, but it continues to service its existing blocks of business. Those products include variable annuities, including group variable annuities offered through retirement plans, variable life insurance and funding agreements. Most of its variable annuities include guaranteed minimum death benefits. Some of GLAIC’s group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits.

The Separate Account has subaccounts that currently invest in series or portfolios (“Portfolios) of open-end mutual funds (“Funds”). Such Portfolios are also available for sale directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible purchase payment variable deferred annuity contracts issued by GLAIC, as well as other purposes permitted by law.

Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund).

The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC’s General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

The Separate Account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

F-30

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

During the years ended December 31, 2022 and 2021, the following Portfolio names were changed:

Prior Portfolio Name	Current Portfolio Name	Effective Date
Allspring Funds Trust — Allspring Classic Value Fund — Class A	Allspring Funds Trust — Allspring Special Large Cap Value Fund — Class A	April 29, 2022
Thornburg Investment Trust — Thornburg International Value Fund — Class A	Thornburg Investment Trust — Thornburg International Equity Fund — Class A	December 6, 2021
Wells Fargo FundsTrust — Wells Fargo Classic Value Fund — Class A	Allspring Funds Trust — Allspring Classic Value Fund — Class A	December 6, 2021
Wells Fargo FundsTrust — Wells Fargo Disciplined U.S. Core Fund — Class A	Allspring Funds Trust — Allspring Disciplined U.S. Core Fund — Class A	December 6, 2021
Wells Fargo FundsTrust — Wells Fargo Treasury Plus Money Market Fund — Class A	Allspring Funds Trust — Allspring Treasury Plus Money Market Fund — Class A	December 6, 2021
BlackRock Basic Value Fund, Inc. — BlackRock Basic Value Fund — Investor A	BlackRock Large Cap Focus Value Fund, Inc. — BlackRock Large Cap Focus Value Fund, Inc. — Investor A	August 31, 2021
Allianz Funds — AllianzGI International Value Fund — Class A	Virtus Investment Trust — Virtus NFJ International Value Fund — Class A	February 1, 2021
Allianz Funds — AllianzGI Large–Cap Value Fund — Class A	Virtus Investment Trust — Virtus NFJ Large–Cap Value Fund — Class A	February 1, 2021
Franklin Fund Allocator Series — Franklin Founding Funds Allocation Fund — Class A	Franklin Fund Allocator Series — Franklin Global Allocation Fund — Class A	February 1, 2021

During the years ended December 31, 2022 and 2021, the following Portfolio(s) were liquidated, and the Portfolio assets were reinvested in new Portfolio(s):

Liquidated Portfolio	Reinvested Portfolio	Inception Date
Prudential Investment Portfolios 18 — PGIM Jennison 20/20 Focus Fund — Class A	Prudential Investment Portfolios 18 — PGIM Jennison Focused Growth Fund — Class A	December 10, 2021
Highland Funds II — Highland Total Return Fund — Class A	The Advisors’ Inner Circle Fund III — First Foundation Total Return Fund — Class A	January 11, 2021

As of December 31, 2022, Allspring Funds Trust – Allspring Special Large Cap Value Fund—Class A was available as an investment option under the contract, but not shown on the financial statements, purchases and sales of investments (note 3) or financial highlights (note 6) as there was no activity from January 1, 2021 through December 31, 2022.

All designated Portfolios listed above are series type mutual funds.

(2)	Summary of Significant Accounting Policies

(a) Basis of Presentation

These financial statements have been prepared on the basis of U.S. generally accepted accounting principles (“U.S. GAAP”). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

F-31

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

(b) Investments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the mutual fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

•	Level 3 — unobservable inputs.

The investments of the Separate Accounts are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2022 and there were no transfers between the levels during 2022.

Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

(c) Unit Classes

There are several unit classes of subaccounts based on the variable annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in note 4(a) below. In January 2011, Genworth announced that its insurance company subsidiaries, including GLAIC, would discontinue new sales of variable annuity products but would continue to service existing blocks of business. Although the contracts are no longer available for new sales, additional purchase payments may still be accepted under the terms of the contract.

(d) Federal Income Taxes

The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

(e) Net Assets

Net assets are currently attributable to contract owners in the accumulation period as no contract owners have begun receiving annuity payments.

(f) Subsequent Events

No material subsequent events have occurred since December 31, 2022 through April 18, 2023, the date the financial statements were available to be issued, that would require adjustment to the financial statements.

F-32

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

(3)	Purchases and Sales of Investments

The aggregate cost of the investments acquired, and the aggregate proceeds of investments sold, for the year ended December 31, 2022 were:

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
AB Cap Fund, Inc.
AB Small Cap Growth Portfolio — Class A	$45,382	$25,731
AB Trust
AB International Value Fund — Class A	378,137	109,558
AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco Capital Appreciation Fund — Class A	370,531	40,995
AIM Equity Funds (Invesco Equity Funds)
Invesco Charter Fund — Class A	1,366,225	181,779
Invesco Main Street Fund® — Class A	453,672	456,883
AIM Growth Series (Invesco Growth Series)
Invesco Main Street Mid Cap Fund® — Class A	3,298	11,686
AIM International Mutual Funds (Invesco International Mutual Funds)
Invesco Global Fund — Class A	360,596	176,352
AIM Sector Funds (Invesco Sector Funds)
Invesco Comstock Fund — Class A	64,899	253,699
Allspring Funds Trust
Allspring Disciplined U.S. Core Fund — Class A	—	8
Allspring Treasury Plus Money Market Fund — Class A	524,378	565,253
American Century Capital Portfolios, Inc.
American Century Equity Income Fund — A Class	8,648	16,553
American Century Government Income Trust
American Century Inflation-Adjusted Bond Fund — A Class	586,270	136,156
BlackRock Global Allocation Fund, Inc.
BlackRock Global Allocation Fund — Investor A	305,554	499,233
BlackRock Large Cap Focus Value Fund, Inc.
BlackRock Large Cap Focus Value Fund, Inc. — Investor A	467,823	223,170
Calamos Investment Trust
Calamos Growth Fund — Class A	204,266	100,786
Cohen & Steers Global Realty Shares, Inc.
Cohen & Steers Global Realty Shares — Class A	14,382	12,510
Columbia Acorn Trust
Columbia Acorn Fund — Class A	175,637	350,323
Columbia Acorn International Select — Class A	450,556	1,798,538
Columbia Funds Series Trust
Columbia Large Cap Growth Opportunity Fund — Class A	587,273	123,102
Columbia Select Mid Cap Value Fund — Class A	180	316
Davis New York Venture Fund, Inc.
Davis New York Venture Fund — Class A	139,868	243,773
Eaton Vance Mutual Funds Trust
Eaton Vance Floating-Rate Fund — Class A	260,079	121,285
Eaton Vance Special Investment Trust
Eaton Vance Large-Cap Value Fund — Class A	288,296	211,197

F-33

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
Federated Hermes Equity Funds
Federated Hermes Kaufmann Fund — Class A	$35,643	$26,920
Fidelity Advisor Series I
Fidelity Advisor® Balanced Fund — Class A	77,491	124,872
Fidelity Advisor® Equity Growth Fund — Class A	278,351	68,800
Fidelity Advisor® Leveraged Company Stock Fund — Class A	6,752	11,502
Fidelity Advisor Series II
Fidelity Advisor® Mid Cap II Fund — Class A	924	1,538
Fidelity Contrafund
Fidelity Advisor® New Insights Fund — Class A	204,795	231,388
Franklin Fund Allocator Series
Franklin Global Allocation Fund — Class A	60,336	178,775
Franklin Value Investors Trust
Franklin Small Cap Value Fund — Class A	20,740	44,966
JPMorgan Trust II
JPMorgan Core Bond Fund — Class A	556,314	857,579
JPMorgan Investor Growth & Income Fund — Class A	24,413	27,800
Janus Investment Fund
Janus Henderson Forty Fund — Class A	400,465	87,350
Legg Mason Global Asset Management Trust
ClearBridge Value Trust — Class FI	—	—
Legg Mason Partners Variable Equity Trust
ClearBridge Aggressive Growth Fund — Class FI	68,703	336,671
Lord Abbett Affiliated Fund, Inc.
Lord Abbett Affiliated Fund — Class A	10,034	138,778
Lord Abbett Bond Debenture Fund, Inc.
Lord Abbett Bond Debenture Fund — Class A	19,107	158,287
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Mid Cap Stock Fund — Class A	40,007	74,703
PIMCO Funds
PIMCO High Yield Fund — Class A	87,481	224,494
PIMCO Long-Term U.S. Government Fund — Class A	187,833	1,130,625
PIMCO Low Duration Fund — Class A	147,479	615,328
PIMCO Total Return Fund — Class A	1,141,988	682,294
Prudential Investment Portfolios 18
PGIM Jennison Focused Growth Fund — Class A	88,201	153,199
Prudential Jennison Natural Resources Fund, Inc.
PGIM Jennison Natural Resources Fund, Inc. — Class A	76,827	209,780
Putnam Investment Funds
Putnam International Capital Opportunities Fund — Class A	275,833	86,520
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Appreciation Fund — Advisor Class	47,913	87,834
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Income Fund — Advisor Class	282,061	252,834
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Growth Stock Fund — Advisor Class	166,756	182,213

F-34

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
The AB Portfolios
AB All Market Total Return Portfolio — Class A	$24,650	$28,586
AB Wealth Appreciation Strategy — Class A	1,314	10,978
The Advisors’ Inner Circle Fund III
First Foundation Total Return Fund — Class A	252,296	496,103
Thornburg Investment Trust
Thornburg International Equity Fund — Class A	24,935	40,917
Thornburg Small/Mid Cap Growth Fund — Class A	30,075	125,753
Virtus Investment Trust
Virtus NFJ International Value Fund — Class A	12,168	19,476
Virtus NFJ Large-Cap Value Fund — Class A	37,257	1,667,649

(4)	Related Party Transactions

(a) GLAIC

Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred annuity contracts, less deductions retained as compensation for premium taxes. GLAIC may deduct charges for premium tax or other tax levied by any governmental entity from purchase payments or assets when the premium tax is incurred or when we pay proceeds under the contract.

Charges are assessed under the contracts to cover mortality and expense risks that GLAIC assumes, certain administrative expenses, as well as any additional elective benefits provided under the contract. Contract owners may elect one of two separate classes of contracts available: one class that assesses a sales charge upon surrender of the contract within 7 years of receipt of the purchase payment (“Class B”) and the other class which assesses a sales charge upon surrender of the contract within 4 years of receipt of the purchase payment (“Class L”). There is also a charge assessed if the contract owner elects a joint annuitant, a living benefit rider option and/or a death benefit rider option.

The mortality and expense risk charge for the contract is lower if the contract owner elects Class B and higher if the contract owner elects Class L. As of December 31, 2022, the mortality and expense risk charge was 1.20% for Class B and 1.50% for Class L. As of December 31, 2022, the administrative expense charge for both classes was 0.15% and the joint annuitant charge for both classes was 0.05%. The administrative expense charge, mortality and expense risk charge and joint annuitant charge are assessed on the contract owners’ average daily net assets in the Separate Account and, therefore, are assessed through a reduction of unit values.

As of December 31, 2022, the charge for the living benefit rider options upon reset was 1.25% of benefit base and, if the Principal Protection Death Benefit (“PPDB”) was elected with the living benefit rider option, there is an additional charge that ranged from 0.15% to 0.50% of the value of the PPDB. The charge for the Annual Step-Up Death Benefit Rider (“ASDB”) as of December 31, 2022 was 0.20%. The charge for the ASDB is assessed as a percentage of contract value at the time the charge is taken. The charges for the living benefit riders, including the PPDB, and the ASDB are assessed through a redemption in units.

Note 6 demonstrates the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more available rider options equal to the total amount assessed on a daily basis. The range of contract charges as of December 31, 2022 was 1.35% to 1.70% as a percentage of contract owners’ average daily net assets in the Separate Account and reflect a Class B contract with a single annuitant (lowest fee) to a Class L contract with joint annuitants. The charges for the living benefit riders, including the PPDB, and the ASDB rider are not reflected in this range

F-35

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

because the charges are not assessed on the contract owners’ average daily net assets in the Separate Account. In addition to the charges described above, an annual contract maintenance charge of $30.00 is assessed to all contracts. This charge is taken on each contract anniversary and at the time the contract is surrendered. This charge is assessed through a redemption in units. This charge is not assessed if the contract owner’s contract value is $40,000 or more at the time the charge is due.

(b) Accrued Expenses Payable to Affiliate

Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to GLAIC.

(c) Capital Brokerage Corporation

Capital Brokerage Corporation (“CBC”), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulation Authority (“FINRA”). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies and certain guaranteed income annuity contracts issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

(5)	Capital Transactions

All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2022 and 2021 are reflected in the Statements of Changes in Net Assets.

(6)	Financial Highlights

GLAIC’s variable annuity products have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values, and total returns. A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years or lesser periods ended December 31, 2022, 2021, 2020, 2019, and 2018 follows. This information is presented as a range based upon product grouping. Expenses are a percent of average net assets are presented as a range of lowest to highest contract expense rate. The unit value and total return ranges are presented to correlate to the respective expense rate low to high range. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new funds.

Financial highlights are only disclosed for Portfolios that had activity during the period January 1, 2021 through December 31, 2022 (see note 1) and were available to contract owners as of December 31, 2022.

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
AB Cap Fund, Inc.
AB Small Cap Growth Portfolio — Class A
2022	1.35% to 1.70%	3,716	31.68 to 30.08	114	0.00%	(39.91)% to (40.13)%
2021	1.35% to 1.70%	3,133	52.73 to 50.24	161	0.00%	7.86% to 7.47%
2020	1.35% to 1.70%	9,250	48.89 to 46.75	445	0.00%	51.52% to 50.98%
2019	1.35% to 1.70%	4,329	32.26 to 30.96	137	0.00%	33.94% to 33.46%
2018	1.35% to 1.65%	4,793	24.09 to 23.33	113	0.00%	(2.25)% to (2.55)%

F-36

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
AB Trust
AB International Value Fund — Class A
2022	1.35% to 1.70%	62,003	6.57 to 6.24	400	1.37%	(12.01)% to (12.32)%
2021	1.40% to 1.70%	16,914	7.42 to 7.12	121	2.62%	9.22% to 8.88%
2020	1.35% to 1.70%	17,108	6.84 to 6.54	113	0.52%	0.64% to 0.28%
2019	1.35% to 1.70%	60,820	6.79 to 6.52	406	1.11%	14.91% to 14.50%
2018	1.35% to 1.70%	65,447	5.91 to 5.69	381	0.23%	(24.21)% to (24.48)%
AIM Counselor Series Trust (Invesco Counselor Series Trust)
Invesco Capital Appreciation Fund — Class A
2022	1.35% to 1.70%	13,813	22.14 to 21.02	302	0.00%	(32.03)% to (32.27)%
2021	1.35% to 1.70%	—	32.57 to 31.04	—	0.00%	20.69% to 20.27%
2020	1.35% to 1.70%	—	26.99 to 25.81	—	0.00%	34.45% to 33.97%
2019	1.35% to 1.70%	20,912	20.07 to 19.26	415	0.00%	34.23% to 33.75%
2018	1.35% to 1.70%	27,127	14.96 to 14.40	401	0.00%	(7.24)% to (7.57)%
AIM Equity Funds (Invesco Equity Funds)
Invesco Charter Fund — Class A
2022	1.35% to 1.70%	61,222	20.39 to 19.36	1,234	1.48%	(21.79)% to (22.07)%
2021	1.35% to 1.70%	5,860	26.07 to 24.84	151	0.50%	25.68% to 25.23%
2020	1.35% to 1.70%	1,159	20.74 to 19.83	24	0.59%	11.97% to 11.57%
2019	1.35% to 1.70%	1,192	18.52 to 17.78	22	0.68%	27.26% to 26.81%
2018	1.35% to 1.70%	1,535	14.56 to 14.02	22	0.02%	(10.87)% to (11.19)%
Invesco Main Street Fund® — Class A
2022	1.35% to 1.70%	75,380	25.10 to 23.83	1,864	0.95%	(21.25)% to (21.53)%
2021	1.35% to 1.70%	77,038	31.87 to 30.37	2,420	0.80%	25.88% to 25.43%
2020	1.35% to 1.65%	18,481	25.32 to 24.36	457	0.29%	12.82% to 12.48%
2019	1.35% to 1.70%	96,100	22.44 to 21.53	2,130	0.81%	30.16% to 29.70%
2018	1.35% to 1.70%	120,343	17.24 to 16.60	2,051	0.96%	(9.14)% to (9.46)%
AIM Growth Series (Invesco Growth Series)
Invesco Main Street Mid Cap Fund® — Class A
2022	1.35% to 1.70%	722	23.89 to 22.68	17	0.12%	(15.50)% to (15.80)%
2021	1.35% to 1.70%	1,033	28.27 to 26.94	29	0.03%	21.36% to 20.93%
2020	1.35% to 1.70%	13,680	23.29 to 22.27	315	0.00%	7.66% to 7.28%
2019	1.35% to 1.70%	24,229	21.64 to 20.76	519	0.00%	30.36% to 29.90%
2018	1.35% to 1.70%	17,376	16.60 to 15.98	285	0.00%	(13.44)% to (13.75)%
AIM International Mutual Funds (Invesco International Mutual Funds)
Invesco Global Fund — Class A
2022	1.35% to 1.70%	50,438	18.89 to 17.94	919	0.00%	(33.06)% to (33.30)%
2021	1.35% to 1.70%	46,522	28.23 to 26.90	1,270	0.00%	13.81% to 13.40%
2020	1.35% to 1.70%	63,530	24.80 to 23.72	1,535	0.00%	25.90% to 25.45%
2019	1.35% to 1.70%	71,726	19.70 to 18.91	1,379	0.53%	29.79% to 29.33%
2018	1.35% to 1.70%	85,469	15.18 to 14.62	1,270	0.40%	(14.73)% to (15.04)%

F-37

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
AIM Sector Funds (Invesco Sector Funds)
Invesco Comstock Fund — Class A
2022	1.35% to 1.65%	12,425	27.81 to 26.61	342	1.58%	(0.55)% to (0.85)%
2021	1.35% to 1.65%	20,711	27.97 to 26.83	575	1.36%	31.52% to 31.12%
2020	1.35% to 1.65%	27,693	21.26 to 20.46	583	2.37%	(2.13)% to (2.42)%
2019	1.35% to 1.65%	26,292	21.73 to 20.97	566	2.06%	23.65% to 23.27%
2018	1.35% to 1.65%	29,943	17.57 to 17.01	522	1.44%	(13.43)% to (13.69)%
Allspring Funds Trust
Allspring Disciplined U.S. Core Fund — Class A
2022	1.35% to 1.70%	—	36.40 to 34.83	—	0.00%	(19.22)% to (19.51)%
2021	1.35% to 1.70%	—	45.06 to 43.27	—	0.00%	28.66% to 28.21%
2020	1.35% to 1.70%	—	35.02 to 33.75	—	0.00%	14.44% to 14.04%
2019	1.35% to 1.70%	—	30.6 to 29.59	—	0.00%	26.91% to 26.46%
2018	1.35% to 1.70%	—	24.12 to 23.4	—	0.00%	(9.65)% to (9.97)%
Allspring Treasury Plus Money Market Fund — Class A
2022	1.35% to 1.35%	6,334	8.84 to 8.84	56	0.42%	(0.19)% to (0.19)%
2021	1.35% to 1.35%	10,918	8.86 to 8.86	97	0.01%	(1.34)% to (1.34)%
2020	1.35% to 1.70%	12,556	8.98 to 8.65	109	0.01%	(1.14)% to (1.50)%
2019	1.35% to 1.40%	2,451	9.08 to 9.04	22	0.65%	0.26% to 0.21%
2018	1.35% to 1.35%	1,135	9.06 to 9.06	10	0.88%	(0.10)% to (0.10)%
American Century Capital Portfolios, Inc.
American Century Equity Income Fund — A Class
2022	1.40% to 1.65%	2,201	23.65 to 22.79	52	1.86%	(4.73)% to (4.97)%
2021	1.40% to 1.65%	2,679	24.83 to 23.98	66	1.58%	14.86% to 14.57%
2020	1.35% to 1.70%	18,807	21.75 to 20.80	403	1.24%	(0.53)% to (0.89)%
2019	1.40% to 1.70%	5,506	21.74 to 20.99	118	2.03%	22.07% to 21.70%
2018	1.40% to 1.70%	6,045	17.81 to 17.24	106	1.71%	(5.97)% to (6.26)%
American Century Government Income Trust
American Century Inflation-Adjusted Bond Fund — A Class
2022	1.35% to 1.70%	49,978	11.32 to 10.74	559	8.48%	(13.73)% to (14.03)%
2021	1.35% to 1.70%	14,487	13.12 to 12.50	188	3.59%	4.69% to 4.32%
2020	1.35% to 1.70%	21,775	12.53 to 11.98	270	1.19%	8.55% to 8.16%
2019	1.35% to 1.70%	58,775	11.54 to 11.08	671	2.14%	6.05% to 5.68%
2018	1.35% to 1.70%	64,207	10.88 to 10.48	691	2.54%	(4.00)% to (4.34)%
BlackRock Global Allocation Fund, Inc.
BlackRock Global Allocation Fund — Investor A
2022	1.35% to 1.70%	189,961	14.42 to 13.69	2,672	0.00%	(17.18)% to (17.47)%
2021	1.35% to 1.70%	211,639	17.41 to 16.59	3,598	0.94%	5.01% to 4.64%
2020	1.35% to 1.70%	221,432	16.57 to 15.85	3,592	0.46%	19.16% to 18.74%
2019	1.35% to 1.70%	268,234	13.91 to 13.35	3,657	1.11%	15.63% to 15.22%
2018	1.35% to 1.70%	318,579	12.03 to 11.59	3,769	0.55%	(8.88)% to (9.21)%

F-38

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
BlackRock Large Cap Focus Value Fund, Inc.
BlackRock Large Cap Focus Value Fund, Inc. — Investor A
2022	1.35% to 1.70%	35,301	21.91 to 20.81	754	1.65%	(6.14)% to (6.47)%
2021	1.35% to 1.70%	27,061	23.35 to 22.25	612	1.18%	20.59% to 20.17%
2020	1.35% to 1.70%	29,686	19.36 to 18.51	558	2.06%	1.59% to 1.23%
2019	1.35% to 1.70%	27,724	19.06 to 18.29	515	2.29%	22.19% to 21.76%
2018	1.35% to 1.70%	29,353	15.60 to 15.02	448	1.65%	(9.18)% to (9.51)%
Calamos Investment Trust
Calamos Growth Fund — Class A
2022	1.35% to 1.70%	22,815	19.13 to 18.16	432	0.00%	(34.23)% to (34.47)%
2021	1.35% to 1.70%	17,519	29.09 to 27.72	504	0.00%	21.61% to 21.18%
2020	1.35% to 1.70%	8,673	23.92 to 22.87	205	0.00%	31.13% to 30.67%
2019	1.35% to 1.70%	15,070	18.24 to 17.51	272	0.00%	29.34% to 28.88%
2018	1.35% to 1.70%	17,191	14.10 to 13.58	240	0.00%	(7.15)% to (7.48)%
Cohen & Steers Global Realty Shares, Inc.
Cohen & Steers Global Realty Shares — Class A
2022	1.35% to 1.65%	4,788	13.22 to 12.65	62	2.39%	(26.32)% to (26.54)%
2021	1.35% to 1.65%	4,606	17.95 to 17.22	82	3.33%	24.67% to 24.30%
2020	1.35% to 1.70%	26,239	14.39 to 13.76	374	2.27%	(3.97)% to (4.31)%
2019	1.35% to 1.70%	22,535	14.99 to 14.38	334	4.05%	22.70% to 22.26%
2018	1.35% to 1.70%	26,384	12.22 to 11.77	319	2.81%	(5.50)% to (5.84)%
Columbia Acorn Trust
Columbia Acorn Fund — Class A
2022	1.35% to 1.70%	10,202	19.67 to 18.68	197	0.00%	(34.90)% to (35.13)%
2021	1.35% to 1.70%	20,062	30.22 to 28.80	598	1.41%	7.32% to 6.94%
2020	1.35% to 1.70%	10,105	28.16 to 26.93	280	0.00%	27.44% to 26.99%
2019	1.35% to 1.70%	15,760	22.10 to 21.20	342	0.00%	24.51% to 24.07%
2018	1.35% to 1.70%	17,664	17.75 to 17.09	308	0.00%	(6.51)% to (6.84)%
Columbia Acorn International Select — Class A
2022	1.35% to 1.70%	2,470	7.81 to 7.74	19	0.00%	(37.65)% to (37.87)%
2021	1.35% to 1.70%	170,195	12.53 to 12.46	2,130	0.76%	9.00% to 8.61%
2020 (4)	1.35% to 1.70%	27,251	11.49 to 11.48	313	0.00%	14.92% to 14.76%
Columbia Funds Series Trust
Columbia Large Cap Growth Opportunity Fund — Class A
2022	1.35% to 1.70%	34,957	18.21 to 17.81	633	0.00%	(30.63)% to (30.88)%
2021	1.35% to 1.70%	12,969	26.25 to 25.77	339	0.00%	17.47% to 17.05%
2020	1.35% to 1.65%	2,398	22.34 to 22.06	54	0.00%	38.60% to 38.18%
2019	1.35% to 1.65%	2,772	16.12 to 15.97	45	0.00%	34.10% to 33.70%
2018	1.35% to 1.65%	3,152	12.02 to 11.94	38	0.00%	(5.67)% to (5.96)%

F-39

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
Columbia Select Mid Cap Value Fund — Class A
2022	1.65% to 1.70%	71	23.02 to 22.85	2	0.56%	(10.94)% to (10.99)%
2021	1.65% to 1.70%	80	25.84 to 25.67	2	0.31%	29.79% to 29.72%
2020	1.35% to 1.70%	1,362	20.69 to 19.79	27	0.94%	5.04% to 4.67%
2019	1.35% to 1.70%	16,167	19.70 to 18.90	314	0.92%	29.53% to 29.07%
2018	1.35% to 1.70%	19,859	15.21 to 14.65	298	0.47%	(14.63)% to (14.94)%
Davis New York Venture Fund, Inc.
Davis New York Venture Fund — Class A
2022	1.35% to 1.70%	26,331	19.28 to 18.30	502	1.43%	(18.58)% to (18.87)%
2021	1.35% to 1.70%	33,475	23.67 to 22.56	785	0.14%	10.99% to 10.59%
2020	1.35% to 1.70%	36,547	21.33 to 20.40	770	0.50%	9.91% to 9.52%
2019	1.35% to 1.70%	46,117	19.41 to 18.63	882	1.55%	29.14% to 28.68%
2018	1.35% to 1.70%	51,479	15.03 to 14.47	763	0.56%	(4.19)% to (14.50)%
Eaton Vance Mutual Funds Trust
Eaton Vance Floating-Rate Fund — Class A
2022	1.35% to 1.70%	24,381	13.54 to 12.86	326	5.01%	(3.90)% to (4.24)%
2021	1.35% to 1.70%	14,471	14.09 to 13.42	202	3.07%	2.61% to 2.25%
2020	1.35% to 1.70%	23,385	13.73 to 13.13	317	3.59%	0.78% to 0.42%
2019	1.35% to 1.70%	50,164	13.62 to 13.07	673	4.58%	5.40% to 5.02%
2018	1.35% to 1.70%	62,695	12.93 to 12.45	800	4.05%	(0.83)% to (1.18)%
Eaton Vance Special Investment Trust
Eaton Vance Large-Cap Value Fund — Class A
2022	1.35% to 1.70%	33,168	20.68 to 19.64	679	1.07%	(4.09)% to (4.43)%
2021	1.35% to 1.70%	29,778	21.56 to 20.55	637	1.00%	22.62% to 22.18%
2020	1.35% to 1.70%	49,374	17.59 to 16.82	859	1.35%	0.90% to 0.54%
2019	1.35% to 1.70%	62,291	17.43 to 16.73	1,075	1.26%	28.04% to 27.58%
2018	1.35% to 1.70%	75,954	13.61 to 13.11	1,025	1.24%	(8.09)% to (8.42)%
Federated Hermes Equity Funds
Federated Hermes Kaufmann Fund — Class A
2022	1.35% to 1.65%	6,476	21.87 to 20.92	136	0.00%	(31.18)% to (31.39)%
2021	1.35% to 1.65%	6,014	31.77 to 30.49	183	0.00%	1.02% to 0.72%
2020	1.35% to 1.70%	14,968	31.45 to 30.08	461	0.00%	26.85% to 26.40%
2019	1.35% to 1.65%	6,715	24.79 to 23.94	161	0.00%	31.15% to 30.75%
2018	1.35% to 1.65%	7,474	18.91 to 18.31	137	0.00%	2.23% to 1.91%
Fidelity Advisor Series I
Fidelity Advisor® Balanced Fund — Class A
2022	1.35% to 1.70%	41,371	21.16 to 20.09	861	0.97%	(9.55)% to (19.84)%
2021	1.35% to 1.70%	44,862	26.31 to 25.07	1,162	0.50%	16.30% to 15.89%
2020	1.35% to 1.70%	48,647	22.62 to 21.63	1,085	1.07%	20.47% to 20.04%
2019	1.35% to 1.70%	52,158	18.78 to 18.02	966	1.39%	22.08% to 21.65%
2018	1.35% to 1.70%	56,995	15.38 to 14.81	866	1.21%	(5.75)% to (6.08)%

F-40

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
Fidelity Advisor® Equity Growth Fund — Class A
2022	1.35% to 1.70%	9,560	32.14 to 30.51	304	0.00%	(25.68)% to (25.94)%
2021	1.35% to 1.70%	3,405	43.24 to 41.20	146	0.00%	21.07% to 20.64%
2020	1.35% to 1.70%	36,405	35.72 to 34.15	1,286	0.00%	41.49% to 40.99%
2019	1.35% to 1.35%	344	25.24 to 25.24	9	0.00%	31.88% to 31.88%
2018	1.35% to 1.35%	375	19.14 to 19.14	7	0.00%	(1.80)% to (1.80)%
Fidelity Advisor® Leveraged Company Stock Fund — Class A
2022	1.35% to 1.70%	1,070	18.64 to 17.70	20	0.38%	(24.45)% to (24.72)%
2021	1.35% to 1.70%	1,386	24.68 to 23.51	34	0.12%	23.47% to 23.03%
2020	1.35% to 1.70%	1,802	19.99 to 19.11	36	0.00%	27.16% to 26.71%
2019	1.35% to 1.70%	2,322	15.72 to 15.08	36	0.00%	27.72% to 27.27%
2018	1.35% to 1.70%	2,975	12.31 to 11.85	36	0.00%	(17.20)% to (17.50)%
Fidelity Advisor Series II
Fidelity Advisor® Mid Cap II Fund — Class A
2022	1.35% to 1.65%	292	22.76 to 21.77	6	0.07%	(16.16)% to (16.42)%
2021	1.35% to 1.65%	327	27.15 to 26.05	9	0.03%	23.23% to 22.86%
2020	1.35% to 1.65%	683	22.03 to 21.20	15	0.01%	16.74% to 16.39%
2019	1.35% to 1.70%	16,059	18.87 to 18.11	300	0.39%	21.65% to 21.21%
2018	1.35% to 1.70%	18,915	15.51 to 14.94	290	0.17%	(16.25)% to (16.55)%
Fidelity Contrafund
Fidelity Advisor® New Insights Fund — Class A
2022	1.35% to 1.70%	21,968	25.26 to 23.98	542	0.34%	(28.46)% to (28.71)%
2021	1.35% to 1.70%	25,381	35.30 to 33.64	878	0.00%	22.62% to 22.19%
2020	1.35% to 1.70%	25,277	28.79 to 27.53	714	0.01%	21.97% to 21.53%
2019	1.35% to 1.70%	46,040	23.60 to 22.65	1,070	0.13%	27.41% to 26.96%
2018	1.35% to 1.70%	54,855	18.53 to 17.84	1,003	0.00%	(5.75)% to (6.09)%
Franklin Fund Allocator Series
Franklin Global Allocation Fund — Class A
2022	1.35% to 1.70%	38,338	14.25 to 13.53	539	3.94%	(13.02)% to (13.33)%
2021	1.35% to 1.70%	48,057	16.39 to 15.61	776	0.84%	10.23% to 9.84%
2020	1.35% to 1.70%	52,352	14.87 to 14.22	767	3.66%	0.18% to -0.18%
2019	1.35% to 1.70%	54,811	14.84 to 14.24	803	3.06%	16.22% to 15.80%
2018	1.35% to 1.70%	60,767	12.77 to 12.30	767	3.35%	(11.05)% to (11.36)%
Franklin Value Investors Trust
Franklin Small Cap Value Fund — Class A
2022	1.35% to 1.70%	5,800	23.40 to 22.22	132	0.36%	(11.41)% to (11.72)%
2021	1.35% to 1.70%	6,871	26.42 to 25.17	176	0.53%	23.77% to 23.34%
2020	1.35% to 1.70%	8,193	21.34 to 20.41	170	0.79%	3.97% to 3.60%
2019	1.35% to 1.70%	7,965	20.53 to 19.70	160	1.18%	24.34% to 23.90%
2018	1.35% to 1.70%	8,658	16.51 to 15.90	140	0.74%	(13.87)% to (14.18)%

F-41

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
JPMorgan Trust II
JPMorgan Core Bond Fund — Class A
2022	1.35% to 1.70%	156,582	12.16 to 11.55	1,872	2.25%	(13.74)% to (14.04)%
2021	1.35% to 1.70%	182,237	14.10 to 13.44	2,529	1.77%	(2.70)% to (3.04)%
2020	1.35% to 1.70%	204,345	14.49 to 13.86	2,918	2.12%	6.39% to 6.02%
2019	1.35% to 1.70%	179,347	13.62 to 13.07	2,408	2.52%	6.60% to 6.23%
2018	1.35% to 1.70%	199,401	12.78 to 12.31	2,515	2.52%	(1.41)% to (1.76)%
JPMorgan Investor Growth & Income Fund — Class A
2022	1.35% to 1.70%	10,776	19.59 to 18.61	210	1.43%	(15.87)% to (16.17)%
2021	1.35% to 1.70%	11,676	23.29 to 22.19	270	2.41%	12.43% to 12.03%
2020	1.35% to 1.70%	12,530	20.72 to 19.81	258	1.52%	15.33% to 14.92%
2019	1.35% to 1.70%	13,734	17.96 to 17.24	245	1.49%	18.98% to 18.55%
2018	1.35% to 1.70%	16,813	15.10 to 14.54	252	2.22%	(7.80)% to (8.12)%
Janus Investment Fund
Janus Henderson Forty Fund — Class A
2022	1.35% to 1.70%	15,262	25.07 to 23.81	379	0.00%	(34.60)% to (34.83)%
2021	1.35% to 1.40%	3,227	38.34 to 38.08	123	0.20%	21.01% to 20.95%
2020	1.35% to 1.70%	13,989	31.68 to 30.30	439	0.23%	36.94% to 36.46%
2019	1.35% to 1.40%	5,318	23.13 to 23.00	123	0.08%	34.62% to 34.55%
2018	1.35% to 1.40%	7,484	17.19 to 17.10	128	0.00%	(0.18)% to (0.22)%
Legg Mason Global Asset Management Trust
ClearBridge Value Trust — Class FI
2022	1.35% to 1.70%	—	22.00 to 20.89	—	0.00%	(7.77)% to (8.10)%
2021	1.35% to 1.70%	—	23.85 to 22.73	—	0.00%	26.20% to 25.76%
2020	1.40% to 1.40%	553	18.78 to 18.78	10	0.07%	9.60% to 9.60%
2019	1.35% to 1.70%	100,535	17.23 to 16.54	1,715	0.24%	25.23% to 24.79%
2018	1.35% to 1.70%	121,151	13.76 to 13.25	1,650	0.42%	(14.16)% to (14.47)%
Legg Mason Partners Variable Equity Trust
ClearBridge Aggressive Growth Fund — Class FI
2022	1.35% to 1.40%	4,976	20.44 to 20.29	101	0.00%	(26.60)% to (26.64)%
2021	1.35% to 1.70%	17,858	27.84 to 26.53	493	0.00%	6.33% to 5.95%
2020	1.35% to 1.40%	5,749	26.19 to 26.02	150	0.14%	17.84% to 17.78%
2019	1.35% to 1.40%	6,195	22.22 to 22.09	137	0.35%	22.51% to 22.46%
2018	1.35% to 1.40%	7,624	18.14 to 18.04	138	0.19%	(9.20)% to (9.24)%
Lord Abbett Affiliated Fund, Inc.
Lord Abbett Affiliated Fund — Class A
2022	1.35% to 1.70%	1,666	20.55 to 19.51	34	1.67%	(11.06)% to (11.38)%
2021	1.35% to 1.70%	8,282	23.10 to 22.01	189	1.24%	25.04% to 24.59%
2020	1.35% to 1.70%	72,199	18.48 to 17.67	1,318	2.13%	(2.60)% to (2.95)%
2019	1.35% to 1.70%	28,300	18.97 to 18.21	530	2.28%	23.55% to 23.11%
2018	1.35% to 1.70%	33,752	15.35 to 14.79	512	2.02%	(8.72)% to (9.04)%

F-42

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
Lord Abbett Bond Debenture Fund, Inc.
Lord Abbett Bond Debenture Fund — Class A
2022	1.35% to 1.70%	2,729	16.75 to 15.90	46	4.33%	(13.87)% to (14.18)%
2021	1.35% to 1.70%	11,189	19.45 to 18.53	216	2.98%	1.86% to 1.50%
2020	1.35% to 1.70%	4,556	19.09 to 18.26	86	3.92%	6.14% to 5.77%
2019	1.35% to 1.70%	4,720	17.99 to 17.26	84	4.10%	11.84% to 11.45%
2018	1.35% to 1.70%	4,847	16.08 to 15.49	77	4.43%	(5.09)% to (5.43)%
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Mid Cap Stock Fund — Class A
2022	1.35% to 1.65%	12,025	19.83 to 18.97	234	0.91%	(12.26)% to (12.53)%
2021	1.35% to 1.65%	14,405	22.60 to 21.68	320	0.72%	27.14% to 26.76%
2020	1.35% to 1.65%	17,077	17.78 to 17.11	298	1.34%	1.34% to 1.04%
2019	1.35% to 1.65%	15,966	17.54 to 16.93	276	0.58%	21.25% to 20.88%
2018	1.35% to 1.70%	35,540	14.47 to 13.93	508	0.80%	(15.70)% to (16.00)%
PIMCO Funds
PIMCO High Yield Fund — Class A
2022	1.35% to 1.70%	21,220	16.28 to 15.46	342	4.68%	(12.29)% to (12.61)%
2021	1.35% to 1.70%	30,840	18.57 to 17.69	567	4.17%	2.28% to 1.92%
2020	1.35% to 1.70%	19,460	18.15 to 17.36	349	4.50%	3.55% to 3.18%
2019	1.35% to 1.70%	35,727	17.53 to 16.82	619	4.78%	12.99% to 12.59%
2018	1.35% to 1.70%	31,616	15.52 to 14.94	485	5.00%	(4.15)% to (4.49)%
PIMCO Long-Term U.S. Government Fund — Class A
2022	1.35% to 1.70%	6,888	13.50 to 12.82	91	1.89%	(30.16)% to (30.41)%
2021	1.35% to 1.70%	68,064	19.33 to 18.42	1,300	1.55%	(6.16)% to (6.50)%
2020	1.35% to 1.70%	30,838	20.60 to 19.70	627	2.89%	15.90% to 15.49%
2019	1.35% to 1.70%	35,851	17.77 to 17.06	629	2.33%	11.52% to 11.12%
2018	1.35% to 1.70%	35,174	15.94 to 15.35	554	2.36%	(3.78)% to (4.13)%
PIMCO Low Duration Fund — Class A
2022	1.35% to 1.70%	57,105	10.48 to 9.95	589	1.59%	(6.72)% to (7.05)%
2021	1.35% to 1.70%	101,219	11.24 to 10.71	1,122	0.54%	(2.31)% to (2.66)%
2020	1.35% to 1.70%	92,767	11.50 to 11.00	1,054	1.46%	1.72% to 1.36%
2019	1.35% to 1.70%	68,815	11.31 to 10.85	769	3.07%	2.77% to 2.40%
2018	1.35% to 1.70%	68,065	11.01 to 10.60	741	1.84%	(1.14)% to (1.50)%
PIMCO Total Return Fund — Class A
2022	1.35% to 1.70%	164,907	12.53 to 11.90	2,035	3.96%	(15.54)% to (15.84)%
2021	1.35% to 1.70%	133,897	14.83 to 14.13	1,955	1.93%	(2.51)% to (2.86)%
2020	1.35% to 1.70%	186,404	15.22 to 14.55	2,794	2.16%	7.04% to 6.66%
2019	1.35% to 1.70%	201,052	14.21 to 13.64	2,815	3.47%	6.44% to 6.06%
2018	1.35% to 1.70%	214,412	13.35 to 12.86	2,824	2.64%	(1.95)% to (2.30)%
Prudential Investment Portfolios 18
PGIM Jennison Focused Growth Fund — Class A
2022	1.35% to 1.65%	18,610	5.74 to 5.72	107	0.00%	(41.53)% to (41.71)%
2021 (5)	1.35% to 1.70%	28,456	9.81 to 9.81	279	0.00%	(1.87)% to (1.89)%

F-43

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
Prudential Jennison Natural Resources Fund, Inc.
PGIM Jennison Natural Resources Fund, Inc. — Class A 2022	1.35% to 1.70%	34,199	7.62 to 7.24	258	2.36%	22.83% to 22.39%
2021	1.35% to 1.70%	51,952	6.21 to 5.91	320	0.53%	25.51% to 25.07%
2020	1.35% to 1.70%	139,067	4.94 to 4.73	679	1.35%	9.67% to 9.28%
2019	1.35% to 1.70%	179,488	4.51 to 4.33	800	1.78%	14.94% to 14.53%
2018	1.35% to 1.70%	197,060	3.92 to 3.78	765	1.21%	(28.82)% to (29.08)%
Putnam Investment Funds
Putnam International Capital Opportunities Fund — Class A
2022	1.35% to 1.70%	26,621	11.94 to 11.34	314	0.72%	(19.12)% to (19.41)%
2021	1.35% to 1.70%	9,748	14.77 to 14.07	142	0.77%	11.88% to 11.49%
2020	1.35% to 1.70%	22,639	13.20 to 12.62	296	0.94%	9.43% to 9.04%
2019	1.35% to 1.70%	20,385	12.06 to 11.57	243	0.00%	24.15% to 23.71%
2018	1.35% to 1.70%	25,173	9.71 to 9.36	242	0.00%	(17.66)% to (17.95)%
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Appreciation Fund — Advisor Class
2022	1.35% to 1.70%	14,355	28.44 to 27.01	399	1.14%	(13.36)% to (13.67)%
2021	1.35% to 1.70%	16,627	32.83 to 31.28	534	0.44%	16.62% to 16.21%
2020	1.35% to 1.70%	29,767	28.15 to 26.92	825	1.09%	16.21% to 15.79%
2019	1.35% to 1.70%	21,287	24.22 to 23.25	506	1.38%	22.52% to 22.09%
2018	1.35% to 1.70%	20,525	19.77 to 19.04	400	1.78%	(0.98)% to (1.33)%
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Income Fund — Advisor Class
2022	1.35% to 1.70%	21,077	22.91 to 21.75	479	1.70%	(4.87)% to (5.21)%
2021	1.35% to 1.70%	20,433	24.08 to 22.95	490	1.32%	23.57% to 23.13%
2020	1.35% to 1.70%	45,841	19.49 to 18.64	887	2.05%	(0.32)% to (0.67)%
2019	1.35% to 1.65%	16,972	19.55 to 18.88	331	2.09%	24.47% to 24.09%
2018	1.35% to 1.65%	19,340	15.71 to 15.21	303	1.88%	(10.80)% to (11.07)%
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Growth Stock Fund — Advisor Class
2022	1.35% to 1.70%	10,835	27.33 to 25.95	291	0.00%	(41.10)% to (41.31)%
2021	1.35% to 1.70%	11,683	46.40 to 44.21	534	0.00%	18.09% to 17.67%
2020	1.35% to 1.70%	9,135	39.29 to 37.57	354	0.00%	34.70% to 34.23%
2019	1.35% to 1.70%	11,206	29.17 to 27.99	323	0.00%	28.68% to 28.22%
2018	1.35% to 1.70%	12,477	22.67 to 21.83	280	0.00%	(2.62)% to (2.97)%
The AB Portfolios
AB All Market Total Return Portfolio — Class A
2022	1.35% to 1.70%	18,083	12.95 to 12.29	233	2.57%	(20.84)% to (21.12)%
2021	1.35% to 1.70%	18,560	16.35 to 15.58	302	0.00%	11.43% to 11.03%
2020	1.35% to 1.70%	25,083	14.68 to 14.03	364	3.04%	3.41% to 3.05%
2019	1.35% to 1.70%	25,063	14.19 to 13.62	352	2.09%	17.76% to 17.34%
2018	1.35% to 1.70%	28,907	12.05 to 11.61	345	0.00%	(9.07)% to (9.40)%

F-44

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

	Expense as a % of Average Net Assets (1)	Units	Unit Value	Net Assets 000s	Investment Income Ratio (2)	Total Return (3)
AB Wealth Appreciation Strategy — Class A
2022	1.40% to 1.70%	427	15.13 to 14.47	6	1.19%	(19.81)% to (20.06)%
2021	1.40% to 1.70%	1,077	18.86 to 18.10	20	1.16%	18.69% to 18.32%
2020	1.40% to 1.70%	1,192	15.89 to 15.30	19	1.25%	11.21% to 10.88%
2019	1.40% to 1.70%	1,223	14.29 to 13.79	17	1.17%	23.38% to 23.00%
2018	1.40% to 1.70%	1,313	11.58 to 11.22	15	0.98%	(11.06)% to (11.33)%
The Advisors’ Inner Circle Fund III
First Foundation Total Return Fund — Class A
2022	1.35% to 1.70%	85,238	17.13 to 16.27	1,445	3.20%	0.44% to 0.08%
2021 (6)	1.35% to 1.70%	108,570	17.06 to 16.26	1,828	1.57%	20.56% to 20.14%
Thornburg Investment Trust
Thornburg International Equity Fund — Class A
2022	1.35% to 1.70%	11,789	11.93 to 11.33	137	1.57%	(18.13)% to (18.42)%
2021	1.35% to 1.70%	13,112	14.57 to 13.89	187	0.52%	5.81% to 5.44%
2020	1.35% to 1.70%	37,584	13.77 to 13.17	511	0.32%	20.91% to 20.48%
2019	1.35% to 1.70%	16,508	11.41 to 10.95	185	1.18%	26.92% to 26.47%
2018	1.35% to 1.70%	17,193	8.99 to 8.66	152	1.20%	(21.14)% to (21.42)%
Thornburg Small/Mid Cap Growth Fund — Class A
2022	1.35% to 1.70%	1	18.36 to 17.43	—	0.00%	(35.08)% to (35.31)%
2021	1.35% to 1.70%	5,000	28.28 to 26.94	140	0.00%	(5.61)% to (5.95)%
2020	1.35% to 1.35%	124	29.96 to 29.96	4	0.00%	39.73% to 39.73%
2019	1.35% to 1.35%	124	21.44 to 21.44	3	0.00%	27.17% to 27.17%
2018	1.35% to 1.35%	126	16.86 to 16.86	2	0.00%	(3.88)% to (3.88)%
Virtus Investment Trust
Virtus NFJ International Value Fund — Class A
2022	1.35% to 1.70%	6,040	7.67 to 7.28	46	1.71%	(20.39)% to (20.67)%
2021	1.35% to 1.70%	6,974	9.63 to 9.18	67	0.92%	8.41% to 8.02%
2020	1.35% to 1.70%	40,380	8.89 to 8.50	355	2.43%	7.87% to 7.49%
2019	1.35% to 1.70%	38,085	8.24 to 7.91	311	2.48%	19.91% to 19.49%
2018	1.35% to 1.70%	45,064	6.87 to 6.62	306	1.77%	(17.12)% to (17.42)%
Virtus NFJ Large-Cap Value Fund — Class A
2022	1.35% to 1.70%	—	17.96 to 17.06	—	0.41%	(15.98)% to (16.28)%
2021	1.35% to 1.70%	85,882	21.38 to 20.37	1,816	0.60%	24.49% to 24.05%
2020	1.35% to 1.70%	70,787	17.17 to 16.42	1,202	0.30%	0.56% to 0.20%
2019	1.35% to 1.70%	—	17.08 to 16.39	—	0.00%	22.92% to 22.48%
2018	1.35% to 1.70%	—	13.89 to 13.38	—	0.66%	(10.92)% to (11.24)%

(1)

Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.

F-45

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 4

Notes to Financial Statements — Continued

December 31, 2022

(2)	The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)

The total return represents a range of maximum and minimum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.

(4)	The ratios of expenses and net investment income to average net assets are annualized for the period from August 7 to December 31, 2020.
(5)	The ratios of expenses and net investment income to average net assets are annualized for the period from December 10 to December 31, 2021.
(6)	The ratios of expenses and net investment income to average net assets are annualized for the period from January 11 to December 31, 2021.

F-46

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Statutory Financial Statements

Years Ended December 31, 2022, 2021 and 2020

(With Independent Auditors’ Report Thereon)

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Independent Auditors’ Report

Audit and Compensation Committee

Genworth Life and Annuity Insurance Company:

Report on the Audit of the Financial Statements

Opinions

We have audited the financial statements of Genworth Life and Annuity Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of summary of operations, statutory statements of changes in capital and surplus, and statutory statements of cash flow for each of the years in the three-year period ended December 31, 2022 and the related notes to financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for each of the years in the three-year period ended Decemeber 31, 2022 in accordance with accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Richmond, Virginia

April 20, 2023

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2022 and 2021

(Dollar amounts in millions, except per share amounts)

	2022	2021
Admitted Assets
Cash and invested assets:
Bonds	$9,787.8	$10,346.8
Preferred stocks — nonaffiliates	14.4	17.8
Common stocks — affiliates	118.7	121.9
Common stocks — nonaffiliates	44.7	46.0
Mortgage loans	1,745.5	1,753.1
Real estate	11.7	12.9
Contract loans	441.4	461.8
Cash and cash equivalents	215.3	169.3
Other invested assets	141.5	123.4
Receivable for securities	9.5	4.6
Derivative assets	8.2	44.6

Total cash and invested assets	12,538.7	13,102.2

Amounts recoverable from reinsurers and funds held	461.3	457.0
Deferred tax asset	104.9	112.8
Guaranty funds receivable	6.5	6.1
Premiums and accounts receivable	347.6	362.0
Investment income due and accrued	118.8	122.3
Receivable from parent, subsidiaries and affiliates	0.1	0.3
Other assets	10.7	11.6
Separate account assets	4,135.3	5,669.3

Total admitted assets	$17,723.9	$19,843.6

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus — Continued

December 31, 2022 and 2021

(Dollar amounts in millions, except per share amounts)

	2022	2021
Liabilities and Capital and Surplus
Liabilities
Aggregate reserves — life	$7,183.8	$7,306.7
Aggregate reserves — annuity contracts	2,884.9	3,226.6
Aggregate reserves — accident and health policies	0.5	0.6
Liability for deposit-type contracts	561.6	607.8
Liability for policy and contract claims	102.1	121.9
Policyholders dividends	0.3	0.3
Premiums and annuity considerations received in advance	5.1	6.1
Other amounts payable on reinsurance	153.7	155.2
Interest maintenance reserve	42.7	47.6
Commissions payable	0.1	0.2
General expenses due or accrued	1.5	2.3
Transfers to separate accounts due or accrued	(8.4)	(7.9)
Taxes, licenses, and fees due or accrued	7.6	7.6
Current Federal income tax payable	29.0	9.2
Unearned investment income	5.3	5.5
Amounts withheld or retained by company as agent or trustee	17.8	16.7
Remittances and items not allocated	19.7	16.9
Asset valuation reserve	109.6	114.7
Payable to parent, subsidiaries and affiliates	10.2	9.8
Funds held under coinsurance and treaties with unauthorized reinsurers	1,641.7	1,639.6
Reinsurance in unauthorized companies	12.4	—
Payable for securities	0.1	—
Derivative liabilities	0.6	0.6
Payable for collateral received from derivatives counterparties	2.2	21.7
Separate account liabilities	4,135.3	5,669.3

Total liabilities	16,919.4	18,979.0

Capital and surplus:
Common stock, Class A ($1,000 par value. 50,000 shares authorized; 25,651 shares issued and outstanding)	25.6	25.6
Paid in surplus	1,456.7	1,456.7
Unassigned deficit	(677.8)	(617.7)

Total capital and surplus	804.5	864.6

Total liabilities and capital and surplus	$17,723.9	$19,843.6

See accompanying notes to statutory financial statements.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Statutory Statements of Summary of Operations

Years ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	2022	2021	2020
Revenues:
Premiums and annuity considerations	$181.7	$(1,249.1)	$175.2
Considerations for supplementary contracts with life contingencies	26.5	25.0	22.2
Net investment income	570.7	630.5	668.7
Amortization of interest maintenance reserve	4.5	4.3	1.0
Commissions and expense allowances on reinsurance ceded	124.8	1,517.0	123.2
Reserve adjustments on reinsurance ceded	(89.3)	(92.3)	(83.9)
Income from fees associated with investment management, administration, and contract guarantees from separate accounts	85.4	100.2	97.3
Other income	23.7	20.1	16.9

Total revenues	928.0	955.7	1,020.6

Benefits:
Death benefits	370.0	437.9	368.4
Matured endowments	1.8	2.0	1.9
Annuity benefits	331.3	378.4	367.3
Disability benefits and benefits under accident and health policies	4.5	4.7	4.5
Surrender benefits and other fund withdrawals	586.3	939.6	826.1
Payments on supplementary contracts with life contingencies	19.0	17.1	15.2
Interest and adjustments on contracts or deposit-type contract funds	16.3	21.7	24.7
Decrease in aggregate reserves — life, annuity and accident and health	(464.6)	(622.3)	(344.1)

Total benefits	864.6	1,179.1	1,264.0

Expenses:
Commissions	90.2	102.4	107.3
General insurance expenses	168.0	146.0	131.3
Insurance taxes, licenses, and fees, excluding Federal income taxes	21.5	25.3	22.6
Net transfer from separate accounts	(335.6)	(460.7)	(410.9)
Other expenses	59.1	78.2	131.6

Total expenses	3.2	(108.8)	(18.1)

Total benefits and expenses	867.8	1,070.3	1,245.9

Income (loss) before Federal income taxes and realized capital gains (losses), net	60.2	(114.6)	(225.3)
Federal income taxes	(23.4)	(52.3)	(37.6)

Income (loss) before realized capital gains (losses)	83.6	(62.3)	(187.7)
Realized capital gains (losses), net	(83.5)	(117.0)	5.6

Net income (loss)	$0.1	$(179.3)	$(182.1)

See accompanying notes to statutory financial statements.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	Common stock
	Amount	Shares	Paid in surplus	Unassigned deficit	Total
Balances as of December 31, 2019	$25.6	25,651	$1,456.7	$(113.8)	$1,368.5
Net loss	—	—	—	(182.1)	(182.1)
Change in net unrealized capital gains and losses	—	—	—	(35.3)	(35.3)
Change in net unrealized foreign exchange capital gains and losses	—	—	—	0.6	0.6
Change in net deferred income taxes	—	—	—	42.7	42.7
Change in nonadmitted assets	—	—	—	(75.6)	(75.6)
Change in liability for reinsurance in unauthorized companies	—	—	—	(0.5)	(0.5)
Change in reserve on account of change in valuation basis	—	—	—	(96.0)	(96.0)
Change in asset valuation reserve	—	—	—	3.2	3.2
Change in surplus as a result of reinsurance	—	—	—	(29.4)	(29.4)
Special tax allocation agreement with Genworth	—	—	—	(4.3)	(4.3)
Prior period correction — Investment in Jamestown (see Note 1(v))	—	—	—	29.0	29.0
Prior period correction — Jamestown ceded reserves coinsurance quota share, net of deferred tax of $ 7.7 (see Note 1(v))	—	—	—	(29.0)	(29.0)

Balances as of December 31, 2020	25.6	25,651	1,456.7	(490.5)	991.8
Net loss	—	—	—	(179.3)	(179.3)
Change in net unrealized capital gains and losses	—	—	—	308.7	308.7
Change in net unrealized foreign exchange capital gains and losses	—	—	—	(0.2)	(0.2)
Change in net deferred income taxes	—	—	—	62.8	62.8
Change in nonadmitted assets	—	—	—	(74.6)	(74.6)
Change in liability for reinsurance in unauthorized companies	—	—	—	0.5	0.5
Change in asset valuation reserve	—	—	—	(5.1)	(5.1)
Change in surplus as a result of reinsurance	—	—	—	(15.1)	(15.1)
Special tax allocation agreement with Genworth	—	—	—	(224.9)	(224.9)

Balances as of December 31, 2021	25.6	25,651	1,456.7	(617.7)	864.6
Net income	—	—	—	0.1	0.1
Change in net unrealized capital gains and losses	—	—	—	160.4	160.4
Change in net unrealized foreign exchange capital gains and losses	—	—	—	(1.2)	(1.2)
Change in net deferred income taxes	—	—	—	(7.2)	(7.2)
Change in nonadmitted assets	—	—	—	(1.5)	(1.5)
Change in liability for reinsurance in unauthorized companies	—	—	—	(12.4)	(12.4)
Change in asset valuation reserve	—	—	—	5.1	5.1
Change in surplus as a result of reinsurance	—	—	—	(45.3)	(45.3)
Prior period correction — cross-entity term conversions	—	—	—	19.7	19.7
Special tax allocation agreement with Genworth	—	—	—	(177.8)	(177.8)

Balances as of December 31, 2022	$25.6	25,651	$1,456.7	$(677.8)	$804.5

See accompanying notes to statutory financial statements.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	2022	2021	2020
Cash flow from operations:
Premiums collected net of reinsurance	$210.1	$(1,216.6)	$209.7
Net investment income	559.1	621.4	645.3
Miscellaneous income	116.3	1,160.7	124.0

Total cash provided from revenues	885.5	565.5	979.0

Benefit and loss related payments	1,257.6	1,763.4	1,417.0
Net transfers from separate, segregated accounts, and protected cell accounts	(335.1)	(458.9)	(418.3)
Commissions, expenses paid, and aggregate write-ins for deductions	276.3	267.2	258.4
Federal income taxes paid (recovered), net of capital gains (losses)	(19.6)	6.5	(19.0)

Total cash applied to benefits and general and other expenses	1,179.2	1,578.2	1,238.1

Net cash applied to operations	(293.7)	(1,012.7)	(259.1)

Cash flow from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	848.4	1,737.5	1,162.6
Stocks	14.3	104.9	37.1
Mortgage loans	219.4	265.0	193.9
Real estate	2.2	—	—
Other invested assets	1.2	1.6	0.7
Miscellaneous proceeds	18.0	68.4	21.2

Total investment proceeds	1,103.5	2,177.4	1,415.5

Cost of investments acquired:
Bonds	276.4	525.1	960.1
Stocks	1.3	19.6	11.8
Mortgage loans	211.8	300.8	98.9
Real estate	—	0.5	1.2
Other invested assets	21.5	—	—
Miscellaneous applications	73.0	110.9	27.1

Total investments acquired	584.0	956.9	1,099.1
Net decrease in contract loans and premium notes	(21.3)	(11.8)	(22.3)

Net cash provided by investments	540.8	1,232.3	338.7

Cash flow from financing and miscellaneous sources:
Cash applied:
Net deposits on deposit-type contracts and other insurance liabilities	(140.0)	(247.1)	(63.8)
Other cash applied	(61.1)	(46.1)	(0.8)

Net cash applied to financing and miscellaneous sources	(201.1)	(293.2)	(64.6)

Net change in cash, cash equivalents and short-term investments	46.0	(73.6)	15.0
Cash, cash equivalents and short-term investments:
Beginning of year	169.3	242.9	227.9

End of year	$215.3	$169.3	$242.9

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flow — Continued

Years ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	2022	2021	2020
Supplemental information:
Interest capitalization — net investment income	$(8.1)	$(8.4)	$(10.4)
Interest capitalization — bond purchases	(8.1)	(8.4)	(10.4)
Securities exchanged — bond proceeds	(108.7)	(108.9)	(150.4)
Securities exchanged — bond purchases	(108.7)	(104.4)	(150.4)
Securities exchanged — surplus note acquired	—	(4.5)	—
Tax sharing agreement transfer of taxes payable — taxes paid	(22.6)	(9.3)	(3.7)
Tax sharing agreement transfer of taxes payable — stock proceeds	(364.5)	(230.4)	(19.8)
Tax sharing agreement transfer of taxes payable — stock purchases	(209.3)	(14.8)	(19.2)
Tax sharing agreement transfer of taxes payable — special tax allocation agreement	(177.8)	(224.9)	4.3
Transfer of securities from affiliate as return of capital — stock proceeds	—	(82.5)	(182.1)
Transfer of securities from affiliate as return of capital — bond purchases	—	(81.8)	(179.8)
Transfer of securities from affiliate as return of capital — net investment income	—	(0.7)	(1.7)
Transfer of securities from affiliate as return of capital — other invested asset purchases	—	—	(0.6)
Transfer to surplus notes — bonds proceeds	—	(54.2)	—
Transfer from bonds — other invested assets purchases	—	(54.2)	—
Reinsurance treaties — investment income	—	(0.2)	—
Reinsurance treaties — commissions ceded	—	(391.1)	—
Reinsurance treaties — bond purchases	—	(18.8)	—
Reinsurance treaties — funds withheld adjustment	—	(371.2)	—

See accompanying notes to statutory financial statements.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(1)	Corporate Structure, Basis of Presentation, and Summary of Significant Accounting Policies

(a) Corporate Structure

Genworth Life and Annuity Insurance Company (the “Company” or “GLAIC”) is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. The Company is licensed as a life insurer to do business in Bermuda, the District of Columbia and all states except for New York. The Company is wholly-owned by Genworth Life Insurance Company (“GLIC”), which is wholly-owned by Genworth North America Corporation (“GNA”), which is indirectly wholly-owned by Genworth Financial, Inc. (“Genworth”).

The following are the Company’s direct subsidiaries with percentage of ownership listed as of December 31, 2022:

2022
Genworth Life Insurance Company of New York (“GLICNY”)	34.5%
River Lake Insurance Company VI (“RLIC VI”)	100.0
River Lake Insurance Company X (“RLIC X”)	100.0
GNWLAAC Real Estate Holding, LLC (“GNWLAAC RE”)	100.0
Newco Properties, Inc. (“Newco”)	100.0
Jamestown Assignment Company, Inc. (“JAC”)	100.0
Assigned Settlement Inc. (“ASI”)	100.0

In October 2021, Jamestown Life Insurance Company (“JLIC”), a licensed insurance company in the Commonwealth of Virginia, withdrew its insurance license but continues to operate as a structured settlement annuity assignment company. Effective March 31, 2022, JLIC was renamed JAC.

As of December 31, 2022, GNWLAAC RE, JAC and ASI were unaudited and fully nonadmitted.

The Company’s direct subsidiaries previously included Rivermont Life Insurance Company I (“Rivermont”), River Lake Insurance Company IX (“RLIC IX”), River Lake Insurance Company VII (“RLIC VII”), and River Lake Insurance Company VIII (“RLIC VIII”). Rivermont was dissolved on March 12, 2020, RLIC IX was dissolved on April 9, 2020, and RLIC VII and RLIC VIII were dissolved on March 17, 2022.

(b) Nature of Business

The Company’s principal products are life insurance and fixed deferred and immediate annuities. Life insurance products provide protection against financial hardship after the death of an insured. Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant’s lifetime or the longer of a defined number of years or the annuitant’s lifetime. In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products; however, the Company continues to service its existing retained and reinsured blocks of business.

The Company also has other products which have not been actively sold since 2011, but it continues to service its existing blocks of business. Those products include variable annuities, including group variable annuities offered through retirement plans; variable life insurance and funding agreements. Most of its variable annuities include guaranteed minimum death benefits (“GMDBs”). Some of the Company’s group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits (“GMWBs”) and certain types of guaranteed annuitization benefits.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(c) Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance (the “Virginia Bureau”). These prescribed statutory accounting practices (“SAP”) include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), including Statements of Statutory Accounting Principles (“SSAP”), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

Certain of the Company’s subsidiaries have permitted practices granted by their respective state of domicile as described in Note 2(b).

The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The Company considers its significant estimates to be those made for future policy benefits and claims. The Company also makes estimates for legal and regulatory reserves, certain investment and derivative valuations and valuation of deferred tax assets, if applicable. Actual results could differ from those estimates. Certain prior year amounts may have been reclassified to conform to the current year presentation.

(d) Differences Between SAP and U.S. GAAP

The effects on the financial statements of the variances between SAP and U.S. generally accepted accounting principles (“U.S. GAAP”), although not reasonably determinable, are presumed to be material. The principal differences between SAP and U.S. GAAP include:

•

Investments in bonds are generally carried at amortized cost under SAP. Under U.S. GAAP, investments in bonds are carried at fair value with changes recorded in accumulated other comprehensive income (loss) and net investment gains (losses), respectively.

•

The carrying value of commercial mortgage loans is stated at principal amounts outstanding under SAP. Under U.S. GAAP, the carrying value of commercial mortgage loans is stated at principal amounts outstanding, net of unamortized premium or discount, deferred expenses and allowance for credit losses.

•

The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under U.S. GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss).

•

Investments in subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus. Under U.S. GAAP, controlled subsidiaries are consolidated and results of operations are included in net income (loss).

•

Under SAP, derivative instruments are valued consistently with hedged items. Derivatives are recorded at amortized cost if the hedged item is recorded at amortized cost. Derivatives are recorded at fair value and net income (loss) is adjusted for fair value changes, if the hedged item is also recorded at fair value. Derivative instruments that do not meet or no longer meet the criteria of a highly effective hedge (“non-qualifying derivatives”) are recorded at fair value and the changes in fair value are recorded as unrealized gains and losses in statutory surplus. Under U.S. GAAP, derivatives are recorded at fair value and changes in fair value are recorded in accumulated other comprehensive income (loss) for qualified cash flow hedges or net income (loss) (with an offsetting change in value for changes in the hedged item) for qualified fair value hedges and non-qualifying derivatives. To the extent that hedging relationships are highly effective, the derivatives’ impact on operations is limited to payments and receipts of periodic coupons.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

•

Under SAP, embedded derivatives are carried consistently with the host instruments. Under U.S. GAAP, the embedded derivatives that are not clearly and closely related to the host are bifurcated and accounted for like any other free-standing derivative.

•

Interest maintenance reserve (“IMR”) represents the deferral of interest related realized gains and losses, net of tax, on primarily fixed maturity investments and interest rate derivatives which are amortized into operations over the remaining life of the investment sold under SAP. No such reserve is required under U.S. GAAP.

•

Asset valuation reserve (“AVR”) represents a contingency reserve for credit related risk on most invested assets of the Company, and is charged to statutory surplus under SAP. No such reserve is required under U.S. GAAP, but mortgage loans are recorded net of allowances for estimated uncollectible amounts.

•

Certain assets, principally furniture, equipment, prepaid expenses, agents’ balances, and certain deferred tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus under SAP. Under U.S. GAAP, such amounts are carried with an appropriate valuation allowance, when necessary.

•

Intangible assets such as present value of future profits and other adjustments, resulting from the Company’s acquisitions, are not recorded under SAP. Intangible assets such as goodwill are recorded under SAP and amortized. Under U.S. GAAP, the present value of future profits is recorded and amortized and goodwill is recorded at cost and tested for impairment using a fair value methodology at least annually.

•

Under SAP, a provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers with the change credited or charged to unassigned statutory surplus. In addition, any amounts over due by 90 days are nonadmitted. Under U.S. GAAP, an allowance is established for expected credit losses for reinsurance balances with any changes to this allowance reflected in operations for the period.

•

Under SAP, aggregate reserves for a majority of life insurance and fixed annuity products are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Variable annuity contracts are reserved for using a prescribed principles-based approach. Reserves for long-term care insurance (“LTC”) are based on morbidity assumptions derived from the Company’s experience. Under U.S. GAAP, reserves for term life insurance, life-contingent annuity, and LTC products are based on the present value of future benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for universal life insurance, term universal life insurance and non life-contingent annuity products are recognized by establishing a liability equal to the current account value of the policyholders’ contracts, with an additional reserve for certain guaranteed benefits.

•

Reserves are reported net of ceded reinsurance under SAP. Under U.S. GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

•

Under SAP, certain annuity contracts which do not pass through all investment gains to the contractholders are maintained in the separate accounts, whereas U.S. GAAP reports these contracts in the general account of the Company.

•

Policy acquisition costs are expensed as incurred under SAP. Under U.S. GAAP, costs that are related to the successful acquisition of new and renewal insurance policies and investment contracts are deferred and recognized over either the expected premium paying period or the expected gross profits.

•

Under SAP, the cumulative effect of changes in accounting principles are recorded as increases or decreases in statutory surplus. Under U.S. GAAP, cumulative effects of changes in accounting principles generally affect equity and net income (loss).

•

Under SAP, premiums of universal life insurance and deferred annuity contracts, including policy charges, are recorded as revenue when received. Under U.S. GAAP, policy charges are recorded as revenue when due, and the premiums are recorded as policyholder account balances.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

•

Under SAP, Federal income taxes are provided for in the Company’s estimated current and deferred tax liability. Income taxes incurred include current year estimates of Federal income taxes due or refundable, based on tax returns for the current year and all prior years to the extent not previously provided. Deferred taxes are provided for differences between the financial statement basis and the tax basis of assets and liabilities. Changes in deferred tax assets (“DTA”) and deferred tax liabilities (“DTL”) are recognized as a separate component of gains and losses in statutory unassigned surplus, while under U.S. GAAP, these changes are included in income tax expense or benefit. Under U.S. GAAP and SAP, gross DTAs are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The remaining adjusted gross DTA not meeting certain criteria outlined in SSAP No. 101, Income Taxes, are not admitted for SAP.

•

The Statutory Statements of Cash Flow differs in certain respects from the presentation required by U.S. GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net income (loss) and cash from operations.

•	SAP does not require the presentation of a Statement of Comprehensive Income; however, U.S. GAAP does require a Statement of Comprehensive Income.

(e) Recognition of Revenue and Related Expenses

Scheduled life and accident and health insurance premiums and annuity considerations are recognized as revenue when due. Premiums and fund deposits for universal life insurance and single premium contracts are recognized as revenue when collected. Benefits, surrenders and withdrawals are expensed as incurred. All acquisition costs and maintenance expenses are charged to operations as incurred.

(f) Investments

Investments in bonds are generally stated at amortized cost except for bonds where the NAIC designation has fallen to six and the fair value has fallen below amortized cost, in which case they are carried at fair value. Amortization of mortgage-backed and asset-backed bonds is based on anticipated prepayments at the date of purchase with significant changes in estimated cash flows from original purchase assumptions recognized using a retrospective method. Amortization is accounted for using a method that approximates the scientific interest method. Prepayment assumptions for mortgage-backed and asset-backed bonds are based on internal estimates.

Investments in common stocks of unaffiliated companies are carried at fair value. Investments in common stocks of subsidiary controlled and affiliated (“SCA”) insurance companies are carried at the Company’s proportionate share of the audited statutory capital and surplus of the entity. Noninsurance SCAs are carried at the audited U.S. GAAP equity of the investee, adjusted for unamortized goodwill. Changes in the proportionate share of equity of such subsidiaries are recorded as unrealized gains and losses. Dividends from subsidiaries are recorded as net investment income when paid.

Investments in preferred stocks are carried at fair value.

Investments in short-term investments (maturity dates of one year or less from the acquisition date) are stated at amortized cost, which approximates fair value due to their short-term maturity. Money market funds are stated at fair value and classified as cash equivalents.

The Company regularly evaluates securities, excluding loan-backed and structured securities, in an unrealized loss position for other-than-temporary impairments (“OTTI”). For these securities, the Company considers all available information relevant to the collectability of the securities, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. When it is

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

determined that an impairment is other than temporary because the Company has made a decision to sell the security at an amount below its carrying value, or it is probable that the Company will not collect all amounts due based on the contractual terms of the security, the Company will recognize that an OTTI has occurred and record a realized loss equal to the difference between the security’s carrying value and its fair value.

For loan-backed and structured securities, the Company also utilizes performance indicators of the underlying assets including defaults or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, collateral vintage and other relevant characteristics of the underlying assets or the security to develop its estimate of cash flows. Estimating the expected cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources. When it is determined that an impairment is other than temporary because it is probable that the Company will not collect all amounts due based on the contractual terms of the security, even if the Company has no intent to sell and has the intent and ability to hold to recovery, the Company will recognize a realized loss equal to the difference between the carrying value of the security and the present value of the expected cash flows. Under circumstances whereby the Company has the intent to sell or does not have the ability and intent to hold to recovery, the security is impaired to its fair value.

In addition, for certain asset-backed securities in an unrealized loss position, management also evaluates whether it has the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis.

Investments in real estate are stated at depreciated cost. As of December 31, 2022 and 2021, the Company’s investment in real estate consisted of properties occupied by the Company of $11.7 and $12.9, respectively. On September 16, 2022, the Company sold land located in Lynchburg, Virginia to the City of Lynchburg for a purchase price of $2.4. As a result of the sale, the Company recorded a pre-tax gain of $1.8.

Newco, a noninsurance subsidiary, owns certain properties occupied by the Company and its affiliates.

Mortgage loans are stated at principal amounts outstanding, net of premium and discount amortization. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Premiums and discounts are amortized as level yield adjustments over the respective loan terms.

GNWLAAC RE, a noninsurance subsidiary, at times owns certain mortgage loans contributed by the Company. GNWLAAC RE will take possession of real estate through, or in lieu of, foreclosure on its loans. The transfers are recorded at the lower of book value or fair value at the date of transfer. GNWLAAC RE was nonadmitted as of December 31, 2022 and 2021.

Impaired loans are defined by SSAP No. 37, Mortgage Loans, as loans for which it is probable that the Company will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that the Company will be unable to collect all amounts due, the Company considers current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. For individually impaired loans, the Company records an impairment charge when it is probable that a loss has occurred. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management’s opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

Investments in joint ventures, partnerships or limited liability companies are stated based on the underlying audited U.S. GAAP equity adjusted for any unamortized goodwill. Changes in the proportionate share of these investments are recorded as unrealized gains and losses. The cost basis and carrying value of joint ventures and limited partnership investments are adjusted for impairments in value deemed to be other than temporary, with associated realized loss reported in net income (loss).

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Realized investment gains and losses, determined on a specific identification basis and recorded on the trade date, are reduced by amounts transferred to IMR and are reflected as an element of net income (loss), net of related tax. For bonds carried at fair value, the difference between amortized cost and fair value is reflected as unrealized gains and losses on investments in unassigned surplus. Changes in fair values of common stocks, preferred stocks and changes in statutory equity of subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

The Company may from time to time participate in a program managed by an unaffiliated financial institution in which it lends securities to brokers or other parties. The Company receives collateral for the loaned securities which can consist of cash or government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. Currently, the Company only accepts cash collateral from borrowers under the program. The collateral is re-invested in short-term investments which are carried at amortized cost.

Sales of securities to affiliates are considered economic transactions and are accounted for at fair value, with interest related gains and losses transferred to IMR.

(g) Fair Value Measurements

The Company may from time to time hold certain long-term bonds, common and preferred stocks, derivatives, securities held as collateral, and separate account assets which are carried at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect a view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets carried or disclosed at fair value are classified and disclosed in one of the following three categories:

•	Level 1 — Quoted prices for identical instruments in active markets.

•

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Instruments whose significant value drivers are unobservable.

Level 1 primarily consists of separate account assets and financial instruments whose value is based on quoted market prices such as actively traded equity securities and actively traded mutual fund investments.

Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate bonds; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate swaps.

Level 3 is comprised of financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker quotes. This category

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

primarily consists of certain less liquid bonds and preferred stocks, and certain derivative instruments where the Company cannot corroborate the significant valuation inputs with market observable data.

As of each reporting period, all assets and liabilities recorded or disclosed at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value from including a particular input. The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur.

The valuation of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1.

The valuation of equity index options is determined using an income approach. The primary inputs into the valuation are forward interest rate volatility and a time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3.

The valuation of cross currency swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and foreign currency exchange rates, both of which are considered an observable input, and results in the derivative being classified as Level 2.

The fair value of the majority of separate account assets is based on the quoted price of the underlying fund investments and, therefore, represents Level 1 pricing. The remaining separate account assets represent Level 2 and 3 pricing, as defined above.

(h) Investment Income Due and Accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default and (b) bonds delinquent more than 90 days or where collection of interest is improbable. As of December 31, 2022 and 2021, the Company’s nonadmitted investment income due and accrued was zero.

(i) Nonadmitted Assets

Certain assets, principally furniture, equipment, agents’ debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and are excluded from assets by a charge to statutory surplus. Changes in these nonadmitted assets are presented as changes in unassigned surplus.

(j) Aggregate Reserves and Liability for Deposit-Type Contracts

Policy reserves on non-variable annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Effective January 1, 2020, variable annuity reserves follow the reserve requirements prescribed in the NAIC Valuation Manual-21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”). See Note 1(u) for a discussion of the impact resulting from this adoption.

Policy reserves on life insurance contracts are based on statutory mortality and valuation interest rates using the Commissioner’s Reserve Valuation Method without consideration of withdrawals. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year.

Valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum guaranteed policy cash values or the amount required by law.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates and mortality. Morbidity assumptions are based on Company experience.

Liability for deposit-type contracts represents contracts without significant mortality or morbidity risk. Payments received from sales of deposit-type contracts are recognized by providing a liability equal to the current value of the policyholders’ contracts. Interest rates credited to these contracts are based on the applicable terms of the respective contract.

(k) Liability for Policy and Contract Claims

The liability for policy and contract claims represents the amount needed to provide for the estimated cost of settling due and unpaid claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for payments of claims that have been reported to the insurer, and claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated.

Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the liability are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses greater or less than the liability for policy and contract claims provided.

(l) Interest Maintenance Reserve

IMR represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments and interest rate derivatives. These gains and losses are amortized into income (loss) on a level yield method, based on statutory factor tables over the estimated remaining life of the investment sold or called.

(m) Asset Valuation Reserve

AVR is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

(n) Federal Income Taxes

The Company determines DTAs and/or DTLs by multiplying the differences between the statutory financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in unassigned deficit in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(o) Reinsurance

Premiums, commissions, expense reimbursement, claim, and claim adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile and is included in reinsurance in unauthorized companies. Changes in this liability are reported directly in unassigned surplus.

Policy and contract liabilities ceded have been reported as reductions to the related reserves.

(p) Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business. See Note 7(b).

(q) Electronic Data Processing (“EDP”) Equipment and Software

EDP equipment and operating software are admitted assets to the extent they do not exceed 3% of capital and surplus (as adjusted for certain fixed assets and intangible assets) and are depreciated over three years on a straight line basis. As of December 31, 2022 and 2021, EDP equipment and operating software and non-operating software totaled $1.4 and $3.4, respectively. For the years ended December 31, 2022, 2021 and 2020, total depreciation expense for EDP equipment and operating software and non-operating software was $4.0, $4.1 and $4.0, respectively. Of these amounts, $0.5, $0.6 and $0.6 were related to EDP equipment and operating software as of December 31, 2022, 2021 and 2020, respectively. As of December 31, 2022 and 2021, total accumulated depreciation totaled $112.4 and $110.4, respectively, inclusive of $0.2 related to EDP equipment and operating software in both periods.

(r) Derivative Instruments

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported consistently with the hedged items. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be valued at fair value with the changes in fair value recorded as unrealized gains and losses in statutory surplus.

The Company uses cross currency swaps, equity index options, and financial futures for hedging. Interest rate futures are used to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Equity index options and equity futures are used to hedge the equity market risks that are part of some of the Company’s annuity liabilities.

The Company uses cross currency swaps to reduce market risks from changes in foreign currency rates and to alter interest rate exposure arising from mismatches between assets and liabilities. In a cross currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Cross currency swaps that qualify for hedge accounting are carried at amortized cost while non-qualifying equity options and financial futures are carried at fair value with changes in fair value recorded in statutory surplus. Realized

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

investment gains and losses from derivatives that qualify for hedge accounting are reduced by amounts transferred to IMR and are reflected as an element of investment income, net of investment and interest expenses. Any fees associated with swaps are held in surplus and the full fee amount will be recognized in income at the time of termination.

(s) Experience Refunds

Experience refunds are calculated in accordance with the applicable reinsurance agreements. Experience refunds are primarily determined by claims experience on the ceded blocks, in addition to numerous factors that include profitability of the Company during the period covered by the refund and capitalization levels of the Company.

(t) Going Concern

The Company’s management does not have any doubts about the Company’s ability to continue as a going concern within one year from the date the statutory financial statements were issued.

(u) Accounting Changes

In August 2022, the NAIC adopted Actuarial Guideline LIII, Application of the Valuation Manual for Testing the Adequacy of Life Insurer Reserves (“AG 53”), which was effective December 31, 2022. AG 53 provides uniform guidance and clarification of the requirements for the appropriate support of certain assumptions for the asset adequacy analysis performed by life insurers. The adoption of AG 53 did not have an impact on the Company’s financial statements.

In July 2020, the NAIC adopted revisions to SSAP No. 32R, Preferred Stock, and Issue Paper No. 164, Preferred Stock, which were effective January 1, 2021 and applied on a prospective basis. These revisions updated the definitions, measurement and impairment guidance for preferred stock pursuant to the investment classification project. These revisions impacted the Company’s current unaffiliated perpetual preferred stock investments but did not have a material effect on the Company’s financial statements.

In July 2020, the NAIC adopted revisions to SSAP No. 26R, Bonds, which were effective January 1, 2021 and applied on a prospective basis. These revisions apply similar reporting for gains or losses due to a tender offer as previously adopted for calls. The difference between consideration and par is recognized as net investment income, while any difference between book value and par is recognized as realized gain or loss. These revisions did not have a material effect on the Company’s financial statements.

In 2019, the NAIC approved revisions to principle-based reserves and capital for variable annuity products effective January 1, 2020. The NAIC implemented the framework through revisions to VM-21, Actuarial Guideline XLIII and the Life Risk-Based Capital Instructions. As a result of these revisions, the Company recorded additional reserves above prior regulation of $96.0 for its variable annuity products as of January 1, 2020, with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis.

(v) Corrections of Errors

During 2022, the Company recorded a prior period correction related to historical reinsurance impacts on cross-entity term conversions. To record this correction, the Company recorded a reinsurance recoverable from GLIC of $25.0 and decreased net deferred tax assets by $5.3, with an offsetting decrease of $19.7 to unassigned deficit, in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors. See Notes 5 and 16 for additional information.

During 2020, the Company recorded a prior period correction related to the quota share percentage used to value reserves for term life conversion policies ceded to its subsidiary, JLIC. To record this correction, the Company increased life

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

reserves and net deferred tax assets by $36.7 and $7.7, respectively, with an offsetting increase of $29.0 to unassigned deficit. In addition, the Company recorded an increase of $29.0 in its investment in JLIC, with an offsetting decrease of $29.0 to unassigned deficit. These corrections did not have a net impact on the Company’s surplus and were recorded in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors.

(2)	Investments

(a) Bonds and Preferred and Common Stocks

As of December 31, 2022 and 2021, the carrying value, gross unrealized gains and losses, and fair value of the Company’s bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

	2022
		Gross unrealized gains		Gross unrealized losses
	Carrying value	Not OTTI	OTTI	Not OTTI	OTTI	Fair value
Bonds:
U.S. government and U.S. government agencies	$508.1	$22.0	$—	$(47.7)	$—	$482.4
All other governments	136.5	3.7	—	(18.0)	—	122.2
States, territories, and possessions	117.2	1.6	—	(1.9)	—	116.9
Special revenue and special assessment obligations	397.6	8.0	—	(32.1)	—	373.5
Industrial and miscellaneous	7,325.6	62.0	—	(795.4)	—	6,592.2
Residential mortgage-backed	381.1	2.3	—	(24.5)	—	358.9
Commercial mortgage-backed	585.1	0.1	—	(76.6)	—	508.6
Other asset-backed and structured securities	288.4	—	—	(16.0)	—	272.4
Hybrids	48.2	0.4	—	(2.5)	—	46.1

Total bonds	9,787.8	100.1	—	(1,014.7)	—	8,873.2
Preferred and common stocks — nonaffiliates	59.1	—	—	—	—	59.1

Total bonds and preferred and common stocks	$9,846.9	$100.1	$—	$(1,014.7)	$—	$8,932.3

	2021
		Gross unrealized gains		Gross unrealized losses
	Carrying value	Not OTTI	OTTI	Not OTTI	OTTI	Fair value
Bonds:
U.S. government and U.S. government agencies	$499.4	$181.8	$—	$—	$—	$681.2
All other governments	142.8	20.5	—	(0.7)	—	162.6
States, territories, and possessions	118.2	26.5	—	—	—	144.7
Special revenue and special assessment obligations	407.7	80.8	—	(0.1)	—	488.4
Industrial and miscellaneous	7,713.4	1,243.0	—	(17.7)	—	8,938.7
Residential mortgage-backed	447.8	38.7	—	(0.5)	—	486.0
Commercial mortgage-backed	690.8	40.6	—	(0.4)	—	731.0
Other asset-backed and structured securities	267.4	6.0	—	(0.2)	—	273.2
Hybrids	59.3	11.0	—	—	—	70.3

Total bonds	10,346.8	1,648.9	—	(19.6)	—	11,976.1
Preferred and common stocks — nonaffiliates	63.8	—	—	—	—	63.8

Total bonds and preferred and common stocks	$10,410.6	$1,648.9	$—	$(19.6)	$—	$12,039.9

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Gross unrealized losses in the tables above include declines in the fair value of certain bonds below carrying value, where an OTTI has not occurred as the Company does not intend to sell, has the intent and ability to retain the investment for a period of time sufficient to recover the entire amortized cost basis of the investment and otherwise expects to recover the entire amortized cost basis of the investment. In addition, gross unrealized losses include declines in the fair value below the carrying value for certain bonds that have been other-than-temporarily impaired and were written down to their discounted estimated future cash flows, which were greater than their fair value, as the Company does not expect to recover the entire amortized cost basis of these bonds based on its estimate of future cash flows to be collected, despite not having the intent to sell and having the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis. Furthermore, unrealized losses on bonds where carrying value equaled fair value were de minimis and zero as of December 31, 2022 and 2021, respectively.

As of December 31, 2022, the scheduled contractual maturity distribution of the bond portfolio was as follows:

	2022
	Carrying value	Fair value
Due in one year or less	$332.0	$330.7
Due after one year through five years	1,171.9	1,140.8
Due after five years through ten years	1,504.1	1,399.0
Due after ten years	5,525.2	4,862.8

Subtotals	8,533.2	7,733.3
Residential mortgage-backed	381.1	358.9
Commercial mortgage-backed	585.1	508.6
Other asset-backed structured securities	288.4	272.4

Totals	$9,787.8	$8,873.2

Actual and expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $7.8 and $7.7 as of December 31, 2022 and 2021.

As of December 31, 2022 and 2021, approximately 74.8% and 74.5%, respectively, of the Company’s long-term bond portfolio was composed of security issues in the industrial and miscellaneous category, the vast majority of which are rated investment grade and are senior secured bonds. The Company’s portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

As of December 31, 2022 and 2021, the Company did not hold any investments in any single issuer, other than securities issued or guaranteed by the U.S. government or money market securities, which exceeded 10% of capital and surplus.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

The credit quality mix of the bond portfolio as of December 31, 2022 and 2021 was as follows. The quality ratings represent NAIC designations.

	2022		2021
	Carrying value	Percent	Carrying value	Percent
Class 1 — highest quality	$4,976.3	50.8%	$5,120.9	49.5%
Class 2 — high quality	4,423.4	45.2	4,744.7	45.8
Class 3 — medium quality	368.6	3.8	462.6	4.5
Class 4 — low quality	19.4	0.2	18.4	0.2
Class 5 — lower quality	—	—	—	—
Class 6 — in or near default	0.1	—	0.2	—

Totals	$9,787.8	100.0%	$10,346.8	100.0%

Bonds with ratings categories ranging from AAA/Aaa to BBB/Baa, as assigned by a rating service such as Standard & Poor’s Financial Services LLC or Moody’s Investors Service, Inc., are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the U.S. government or an agency thereof) are not rated, but all are considered to be investment grade securities. The NAIC regards agencies and treasuries and all A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), CCC/Caa ratings as Class 5 (lower quality), and CC/Ca or below ratings as Class 6 (in or near default).

There were no bonds in default as of December 31, 2022 and 2021.

(b) Common Stocks of Affiliates

The Company’s investment in common stocks of affiliates as of December 31, 2022 and 2021 included its proportionate ownership percentage as disclosed in Note 1(a), except as disclosed below. The following tables summarize data from the statutory financial statements of the Company’s insurance company subsidiaries as of and for the years ended December 31, 2022, 2021 and 2020:

	GLICNY	JAC[1,2]	RLIC VI2	RLIC VII[3]	RLIC VIII[3]	RLIC X2
2022
Total admitted assets	$7,262.1	$6.5	$2,196.4	$—	$—	$952.2
Total liabilities	7,050.4	1.9	2,122.2	—	—	930.5
Total capital and surplus	211.7	4.6	74.2	—	—	21.7
Net income (loss)	0.3	(0.8)	185.8	0.6	0.1	66.8

2021
Total admitted assets	$7,569.5	$5.2	$2,319.5	$0.3	$0.3	$959.7
Total liabilities	7,345.3	2.9	2,253.9	—	—	928.4
Total capital and surplus	224.2	2.3	65.6	0.3	0.3	31.3
Net income (loss)	7.5	8.7	(814.1)	3.8	(13.4)	(527.1)

2020
Total admitted assets	$7,656.4	$135.6	$1,369.2	$120.5	$341.6	$302.5
Total liabilities	7,436.9	35.9	1,334.2	103.1	305.5	285.1
Total capital and surplus	219.5	99.7	35.0	17.4	36.1	17.4
Net income (loss)	(50.2)	(0.8)	1.6	6.6	3.2	(2.6)

[1]	During 2020, the Company recorded a prior period correction which increased its investment in JLIC by $29.0. See Note 1(v). Effective March 31, 2022, JLIC changed its name to JAC.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

[2]	As of December 31, 2022 and 2021, the Company carried its investment in the subsidiary at zero.
[3]	As of December 31, 2021, the Company carried its investment in the subsidiary at zero.

As of December 31, 2022 and 2021, the Company’s investment in GLICNY was $73.0 and $77.4, respectively.

During 2021, the Company recaptured all of the term and universal life insurance business previously ceded to JLIC. See Note 1a and Note 8 for additional information. As of December 31, 2022 and 2021, the Company fully nonadmitted its investment in JAC.

During 2020, RLIC VII and RLIC VIII had a permitted practice from the Vermont Department of Financial Regulation (the “Vermont Department”) to carry their reserves on a U.S. GAAP basis, pursuant to section 6048K(a)(2) of the Vermont Insurance Code. The difference between reserves under NAIC SAP and the permitted practice reserves held by these companies flowed through special surplus funds, rather than through the unassigned deficit. During 2021, the Company recaptured all of the term life insurance business previously ceded to RLIC VII and RLIC VIII. See Note 8 for additional information. RLIC VII and RLIC VIII were dissolved on March 17, 2022.

On January 1, 2018, RLIC X was granted the same permitted practice as RLIC VII and RLIC VIII. Effective December 1, 2021, RLIC X withdrew this permitted practice and was granted a permitted practice from the Vermont Department to record an excess of loss (“XOL”) reinsurance agreement with Hannover Life Reassurance Company of America (“Hannover”) as a gross admitted asset and as paid in surplus.

Effective June 1, 2018, RLIC VI had a permitted practice (the “Old RLIC VI Term Life Permitted Practice”) from the Delaware Department of Insurance (the “Delaware Department”) to carry its term life reserves on a U.S. GAAP basis. The difference between reserves under NAIC SAP and the permitted practice reserve held by RLIC VI flowed through special surplus funds, rather than through the unassigned deficit. RLIC VI also requested and was subsequently granted effective December 1, 2019, an extension of the Delaware Department’s previous approval of the RLIC VI Term Life Permitted Practice to include additional term life insurance policies assumed from the Company in 2019.

Effective December 1, 2019, RLIC VI entered into an XOL reinsurance agreement (the “RLIC VI XOL Treaty”) with Canada Life Assurance Company (“Canada Life”), operating through its Barbados branch and the Company. The Company requested and was subsequently granted effective December 1, 2019, a permitted practice from the Delaware Department pursuant to Title 18, Sections 6907 and 6962 of the Delaware Insurance Code. RLIC VI is permitted to record the portion of the XOL coverage amount pursuant to the RLIC VI XOL Treaty allocable to the universal life insurance contracts as a gross admitted asset and as paid in surplus. Effective December 1, 2021, RLIC VI withdrew the Old RLIC VI Term Life Permitted Practice and was granted a new permitted practice whereby RLIC VI is permitted to record the portion of the XOL coverage amount pursuant to the RLIC VI XOL Treaty allocable to the term life insurance policies as a gross admitted asset and as paid in surplus.

The Company has an investment in Newco which is audited and fully admitted at audited U.S. GAAP equity, adjusted for goodwill, in common stock of affiliates. As of December 31, 2022 and 2021, the Company’s investment in Newco was $45.7 and $44.5, respectively, of which zero and $0.8, respectively, was statutory goodwill. The goodwill was amortized over 10 years in accordance with SSAP No. 97 and was fully amortized in 2022. The amount amortized for the years ended December 31, 2022, 2021 and 2020 was $0.8, $1.0, and $1.0, respectively.

As of December 31, 2022 and 2021, GNWLAAC RE was unaudited and nonadmitted.

(c) Mortgage Loans

As of December 31, 2022 and 2021, the Company’s mortgage loan portfolio consisted of 379 and 390, respectively, of first lien commercial mortgage loans. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and had a maximum loan-to-value ratio of 75% as of the date of

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

origination. The Company does not engage in construction lending or land loans. The maximum and minimum lending rates for new mortgage loans during 2022 were 5.75% and 3.40%, respectively. All of the mortgage loans were current as of December 31, 2022 and 2021.

The Company’s mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of mortgage loans is stated at original cost net of prepayments and amortization.

The Company diversifies its mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for mortgage loans as of December 31, 2022 and 2021:

	2022		2021
Property type	Carrying value	Percent of total	Carrying value	Percent of total
Retail	$680.0	39.0%	$671.8	38.3%
Office	438.9	25.1	441.1	25.2
Industrial	417.8	23.9	422.0	24.1
Mixed use	98.3	5.6	89.5	5.1
Apartments	81.3	4.7	84.0	4.8
Other	29.2	1.7	44.7	2.5

Total principal balance	$1,745.5	100.0%	$1,753.1	100.0%

	2022		2021
Geographic region	Carrying value	Percent of total	Carrying value	Percent of total
South Atlantic	$478.7	27.4%	$493.1	28.1%
Pacific	340.0	19.5	341.1	19.5
Mountain	187.3	10.7	166.4	9.5
Middle Atlantic	172.9	9.9	168.6	9.6
West North Central	158.5	9.1	163.4	9.3
East North Central	139.4	8.0	155.3	8.9
West South Central	130.9	7.5	115.6	6.6
East South Central	85.8	4.9	94.3	5.4
New England	52.0	3.0	55.3	3.1

Total principal balance	$1,745.5	100.0%	$1,753.1	100.0%

Mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date. The Company had no loans greater than 30 days past due as of December 31, 2022 and 2021. The Company had no impaired loans as of December 31, 2022 and 2021.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

The following table sets forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2022 and 2021:

	2022			2021
	Commercial			Commercial
	Insured	All Other	Total	Insured	All Other	Total
Recorded investment (All)
Current (less than 30 days past due)	$—	$1,745.5	$1,745.5	$—	$1,753.1	$1,753.1
Interest reduced
Recorded investment	$—	$15.1	$15.1	$—	$1.9	$1.9
Number of loans	—	1	1	—	1	1
Percent reduced	—%	0.6%	0.6%	—%	1.5%	1.5%
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$—	$—

As of December 31, 2022 and 2021, the Company held no farm, mezzanine or residential mortgage loans.

During the years ended December 31, 2022 and 2021, the Company did not have any modifications or extensions that were considered troubled debt restructurings.

In evaluating the credit quality of mortgage loans, the Company assesses the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratios to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable the Company to recover its unpaid principal balance in the event of default by the borrower. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources that may result in the Company’s expectation that the borrower will continue to make the future scheduled payments. A lower loan-to-value indicates that its loan value is more likely to be recovered in the event of default by the borrower if the property was sold.

The Company monitors mortgage loan concentration by state. California is the only state exceeding 10% of the total mortgage loan portfolio. During the years ended December 31, 2022, 2021 and 2020, the Company originated $28.1, $7.4 and zero, respectively, in mortgage loans secured by real estate in California. As of December 31, 2022 and 2021, the Company held $205.0 and $210.5, respectively, of mortgages secured by real estate in California, which was 11.7% and 12.0%, respectively, of its total mortgage portfolio.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

The following tables set forth the average loan-to-value of mortgage loans by property type as of December 31, 2022 and 2021:

	2022 Average loan-to-value(1)
Property type	0%-50%	51%-60%	61%-75%	76%-100%	Greater than 100%	Total
Retail	$213.1	$165.3	$301.6	$—	$—	$680.0
Office	90.6	44.9	303.4	—	—	438.9
Industrial	211.5	43.8	162.5	—	—	417.8
Mixed use	18.3	13.2	66.8	—	—	98.3
Apartments	41.4	8.5	31.4	—	—	81.3
Other	11.3	—	17.9	—	—	29.2

Total	$586.2	$275.7	$883.6	$—	$—	$1,745.5

Percent of total	33.6%	15.8%	50.6%	—%	—%	100.0%

Weighted-average debt service coverage ratio(2)	2.3	1.9	1.7	—	—	1.9

(1)

Average loan-to-value is based on the Company’s most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

(2)

Debt service coverage ratio is based on “normalized” annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

	2021 Average loan-to-value(1)
Property type	0%-50%	51%-60%	61%-75%	76%-100%	Greater than 100%	Total
Retail	$224.3	$159.5	$288.0	$—	$—	$671.8
Office	115.0	119.7	206.4	—	—	441.1
Industrial	241.8	82.2	98.0	—	—	422.0
Mixed use	33.0	15.9	40.6	—	—	89.5
Apartments	41.1	9.0	33.9	—	—	84.0
Other	11.8	25.9	7.0	—	—	44.7

Total	$667.0	$412.2	$673.9	$—	$—	$1,753.1

Percent of total	38.1%	23.5%	38.4%	—%	—%	100.0%

Weighted-average debt service coverage ratio(2)	2.3	1.8	1.7	—	—	1.9

(1)

Average loan-to-value is based on the Company’s most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

(2)

Debt service coverage ratio is based on “normalized” annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

The following tables set forth the debt service coverage ratio for fixed rate mortgage loans by property type as of December 31, 2022 and 2021:

	2022 Debt service coverage ratio — fixed rate(1)
Property type	Less than 1.00	1.00 – 1.25	1.26 – 1.50	1.51 – 2.00	Greater than 2.00	Total
Retail	$22.1	$21.2	$127.3	$318.2	$191.2	$680.0
Office	7.0	73.0	37.9	224.2	96.8	438.9
Industrial	0.8	7.4	40.0	188.7	180.9	417.8
Mixed use	—	5.6	9.8	49.8	33.1	98.3
Apartments	—	—	26.7	41.7	12.9	81.3
Other	14.9	—	3.0	3.6	7.7	29.2

Total	$44.8	$107.2	$244.7	$826.2	$522.6	$1,745.5

Percent of total	2.6%	6.1%	14.0%	47.3%	30.0%	100.0%

Weighted-average loan-to-value(2)	63.3%	61.0%	62.8%	60.7%	44.6%	56.3%

(1)

Debt service coverage ratio is based on “normalized” annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

(2)

Average loan-to-value is based on the Company’s most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

	2021 Debt service coverage ratio — fixed rate(1)
Property type	Less than 1.00	1.00 – 1.25	1.26 – 1.50	1.51 – 2.00	Greater than 2.00	Total
Retail	$28.9	$27.4	$79.9	$380.6	$155.0	$671.8
Office	18.7	24.2	74.0	213.4	110.8	441.1
Industrial	0.9	4.5	26.9	180.9	208.8	422.0
Mixed use	14.4	3.1	5.3	26.2	40.5	89.5
Apartments	—	—	41.7	25.2	17.1	84.0
Other	—	25.9	—	15.1	3.7	44.7

Total	$62.9	$85.1	$227.8	$841.4	$535.9	$1,753.1

Percent of total	3.6%	4.9%	13.0%	48.0%	30.6%	100.0%

Weighted-average loan-to-value(2)	61.3%	55.8%	59.0%	60.2%	41.7%	54.2%

(1)

Debt service coverage ratio is based on “normalized” annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

(2)

Average loan-to-value is based on the Company’s most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

As of December 31, 2022 and 2021, the Company did not have any floating rate mortgage loans.

Low Income Housing Tax Credit

The number of remaining years of unexpired tax credits and the required holding period as of December 31, 2022:

Fund name	Remaining years	Required holding period
Alliant EWA Villages II Hawaii, LLC	2	15

The low income housing tax credit (“LIHTC”) and other tax benefits recognized during the years ending December 31, 2022, 2021 and 2020 were as follows:

Fund name	State	2022	2021	2020
Alliant EWA Villages II Hawaii, LLC	Hawaii	$0.2	$0.2	$0.2

Total		$0.2	$0.2	$0.2

The balance of the investment recognized was as follows:

Fund name	2022	2021
Alliant EWA Villages II Hawaii, LLC	$0.1	$0.2

As of December 31, 2022, there were no LIHTC properties currently subject to any regulatory reviews.

As of December 31, 2022, the Company’s investment in LIHTC was not considered significant and does not exceed 10% of total admitted assets.

The fair value of the below listed limited partnership funds declined during the years ended December 31, 2022, 2021 and 2020 as follows:

	Amount of impairment
Description	2022	2021	2020
Carlyle Realty Partners, Fund V	$—	$2.0	$—

The decline was determined to be other than temporary and the amounts written down were accounted for as realized losses.

(d) Derivative Instruments

The Company uses exchange-traded futures to reduce the market risks from changes in interest rates and equity indexes. Under exchange traded financial futures, the Company purchases or sells a futures contract on an exchange and posts variation margin to the exchange on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company accesses the exchange through regulated futures commission merchants who are members of a trading exchange.

The Company uses cross currency swaps to reduce market risks from changes in foreign currency rates and to alter interest rate exposure arising from mismatches between assets and liabilities. In a cross currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

The Company also purchases over-the-counter equity index call and put options to hedge the risk embedded in the Company’s annuity liabilities. These transactions are entered into pursuant to an International Swaps and Derivatives Association, Inc (“ISDA”) Master Agreement. The Company may make a single option premium payment to the counterparty at the inception of the transaction or a series of premium payment installations over the life of the option.

Counterparty Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The Company manages counterparty risk by transacting with multiple high-rated counterparties and uses collateral support where possible. The Company’s maximum credit exposure to derivative counterparties is limited to the sum of the net fair value of contracts with counterparties that exhibit a positive fair value net of collateral.

The current credit exposure of the Company’s derivative contracts is limited to net positive fair value owed by the counterparties, less collateral posted by the counterparties to the Company. Credit risk is managed by entering into transactions with creditworthy counterparties and requiring the posting of collateral. In many instances, new over-the-counter derivatives contracts will require both parties to post initial margin, thereby resulting in over collateralizations. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques and monitoring overall collateral held. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 2022, the counterparties to all of the Company’s derivatives had a minimum credit rating of BBB-. As of December 31, 2022 and 2021, the Company held derivative counterparty collateral with fair value of $6.5 and $24.1, respectively.

The table below provides a summary of the net carrying value, fair value and notional value by the type of derivative instruments held by the Company as of December 31, 2022 and 2021:

	2022			2021
Derivative type	Carrying value	Fair value	Notional value	Carrying value	Fair value	Notional value
Financial futures	$—	$—	$1,252.4	$—	$—	$818.0
Cross currency swaps	1.1	3.6	29.9	(0.6)	1.0	19.7
Equity index options	5.7	5.7	935.7	41.9	41.9	1,445.5

Totals	$6.8	$9.3	$2,218.0	$41.3	$42.9	$2,283.2

The financial futures, cross currency swaps, and equity index options in the table above are presented net of their respective liabilities. The Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus present derivative assets and liabilities separately.

The Company has no amounts excluded from the assessment of hedge effectiveness for the years ended December 31, 2022, 2021 and 2020.

The Company recorded no unrealized gains or losses as of December 31, 2022 and 2021 resulting from derivatives that no longer qualify for hedge accounting.

For derivatives accounted for as cash flow hedges of a forecasted transaction:

1) As of December 31, 2022, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 11 years; and

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

2) For the years ended December 31, 2022, 2021, and 2020, there were no cash flow hedges discontinued in the statement year as a result of it no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date.

The futures margin account recorded as part of derivative assets was $0.8 and $2.7 as of December 31, 2022 and 2021, respectively.

The Company has no derivative contracts with financing premiums in which premium cost is paid at the end of the derivative contract or throughout the derivative contract.

Certain of the Company’s master swap agreements contain a provision that allows the counterparty to terminate derivative transactions if the risk-based capital (“RBC”) ratio of the Company goes below a certain threshold. As of December 31, 2022, the RBC ratio of the Company was above the thresholds negotiated in the applicable master swap agreements; therefore, no counterparty had rights to take action against the Company under the RBC threshold provisions.

(e) Net Investment Income

For the years ended December 31, 2022, 2021 and 2020, the sources of net investment income of the Company were as follows:

	2022	2021	2020
Bonds	$460.4	$506.7	$551.5
Preferred and common stocks	2.3	2.5	3.1
Mortgage loans	80.6	101.6	85.2
Contract loans	27.6	24.0	34.4
Cash, cash equivalents and short-term investments	3.0	0.1	2.7
Real estate	3.6	3.6	3.6
Other invested assets	7.8	10.1	5.8
Derivative instruments	—	0.3	0.3
Other	0.1	0.1	0.1

Gross investment income	585.4	649.0	686.7
Investment and interest expenses	(14.7)	(18.5)	(18.0)

Net investment income	$570.7	$630.5	$668.7

The number of CUSIPs sold, redeemed or otherwise disposed as a result of a callable feature and the aggregate amount of investment income generated as a result of a prepayment penalty and/or accelerations fees for the years ended December 31, 2022, 2021 and 2020 were as follows:

	2022		2021		2020
	General account	Separate account	General account	Separate account	General account	Separate account
(1) Number of CUSIPS	22	—	40	—	32	—
(2) Aggregate amount of investment income	$3.4	$—	$11.0	$—	$16.2	$—

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

For the years ended December 31, 2022, 2021 and 2020, proceeds and gross realized capital gains and losses resulting from sales, maturities, impairments, or other redemptions of investment securities were as follows:

	2022	2021	2020
Proceeds from sales, maturities or other redemptions of bonds	$848.4	$1,737.5	$1,162.6

Gross realized capital:
Gains on sales	$83.9	$118.9	$307.7
Losses on sales	(166.8)	(181.5)	(291.1)

Net realized gains (losses) on sales	(82.9)	(62.6)	16.6
Impairment losses	—	(2.0)	(2.2)

Subtotal	(82.9)	(64.6)	14.4
Federal income tax provision	(1.0)	(20.5)	(5.2)
Transfers to IMR, net of tax	0.4	(31.9)	(3.6)

Realized capital gains (losses), net	$(83.5)	$(117.0)	$5.6

(f) Impairment of Investment Securities

The evaluation of OTTI is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management’s best estimate of the cash flows to be collected at the individual security level. The Company regularly monitors its investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charges are recognized in the proper period.

The Company recognizes OTTI on loan-backed and structured securities in an unrealized loss position when one of the following circumstances exists:

•	The Company does not expect full recovery of the amortized cost based on its estimate of cash flows expected to be collected;

•	The Company intends to sell a security; or

•	The Company does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis of the investment.

As of December 31, 2022, the Company had no loan-backed securities which recognized OTTI.

As of December 31, 2022, the Company had no loan-backed securities with recognized OTTI where it had the intent to sell or did not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis.

While the OTTI model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity impairment model.

For equity securities, the Company recognizes an impairment charge in the period in which the Company determines that the security will not recover to book value within a reasonable period. The Company determines what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to it, including the

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. The Company measures OTTI based upon the difference between the amortized cost of a security and its fair value.

The following table presents the gross unrealized losses and fair value of the Company’s investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position as of December 31, 2022:

	2022
	Less Than 12 Months			12 Months or More
Description of securities	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Fixed maturity securities:
U.S. governments and U.S. government agencies	$177.2	$(47.4)	13	$5.2	$(0.3)	1
All other governments	78.0	(15.5)	20	9.1	(2.5)	3
States, territories and possessions	59.3	(1.7)	21	0.8	(0.2)	1
Special revenue and special assessment obligations	226.3	(29.2)	59	9.1	(2.9)	4
Industrial and miscellaneous	4,877.5	(688.8)	1,090	291.0	(106.6)	75
Residential mortgage-backed	224.2	(18.1)	83	18.7	(6.4)	10
Commercial mortgage-backed	474.5	(70.6)	87	24.2	(6.0)	6
Other asset-backed and structured securities	251.2	(13.0)	66	21.1	(3.0)	8
Hybrids	40.1	(2.5)	6	—	—	—

Total fixed maturity securities	6,408.3	(886.8)	1,445	379.2	(127.9)	108

Total equity securities	13.2	(0.7)	3	—	—	—

Total temporarily impaired securities	$6,421.5	$(887.5)	1,448	$379.2	$(127.9)	108

% below cost — fixed maturity securities:
<20% below cost	$5,319.7	$(509.4)	1,217	$120.2	$(19.6)	38
20-50% below cost	1,088.6	(377.4)	228	259.0	(108.3)	70
>50% below cost	—	—	—	—	—	—

Total fixed maturity securities	6,408.3	(886.8)	1,445	379.2	(127.9)	108

% below cost — equity securities:
<20% below cost	13.2	(0.7)	3	—	—	—
20-50% below cost	—	—	—	—	—	—
>50% below cost	—	—	—	—	—	—

Total equity securities	13.2	(0.7)	3	—	—	—
Total temporarily impaired securities	$6,421.5	$(887.5)	1,448	$379.2	$(127.9)	108

Investment grade — fixed maturity securities	$6,147.3	$(859.9)	1,368	$312.4	$(112.0)	92
Below investment grade — fixed maturity securities	261.0	(26.9)	77	66.8	(15.9)	16
Investment grade — equity securities	4.6	(0.4)	2	—	—	—
Below investment grade — equity securities	8.6	(0.3)	1	—	—	—

Total temporarily impaired securities	$6,421.5	$(887.5)	1,448	$379.2	$(127.9)	108

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Based on a qualitative and quantitative review of the issuers of the securities in the table above, the Company believes the decline in fair value was largely due to increasing interest rates and widening credit spreads and was not indicative of credit losses. The issuers continue to make timely principal and interest payments. For all securities in an unrealized loss position, the Company expects to recover the amortized cost based on its estimate of the amount and timing of cash flows to be collected. The Company does not intend to sell nor does it expect that it will be required to sell these securities prior to recovering its amortized cost.

The following table presents the gross unrealized losses and fair value of the Company’s investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position as of December 31, 2021:

	2021
	Less Than 12 Months			12 Months or More
Description of securities	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Fixed maturity securities:
U.S. governments and U.S. government agencies	$5.5	$—	1	$—	$—	—
All other governments	8.2	(0.5)	2	2.8	(0.2)	1
States, territories and possessions	1.0	—	1	—	—	—
Special revenue and special assessment obligations	11.8	(0.1)	4	—	—	—
Industrial and miscellaneous	344.8	(11.7)	71	57.6	(6.0)	11
Residential mortgage-backed	26.1	(0.5)	9	0.4	—	1
Commercial mortgage-backed	35.0	(0.3)	7	4.9	(0.1)	1
Other asset-backed and structured securities	24.1	(0.2)	8	7.4	—	2

Total fixed maturity securities	456.5	(13.3)	103	73.1	(6.3)	16

Total equity securities	—	—	—	—	—	—

Total temporarily impaired securities	$456.5	$(13.3)	103	$73.1	$(6.3)	16

% below cost — fixed maturity securities:
<20% below cost	$456.5	$(13.3)	103	$69.2	$(4.2)	15
20-50% below cost	—	—	—	3.9	(2.1)	1
>50% below cost	—	—	—	—	—	—

Total fixed maturity securities	456.5	(13.3)	103	73.1	(6.3)	16

% below cost — equity securities:
<20% below cost	—	—	—	—	—	—
20-50% below cost	—	—	—	—	—	—
>50% below cost	—	—	—	—	—	—

Total equity securities	—	—	—	—	—	—

Total temporarily impaired securities	$456.5	$(13.3)	103	$73.1	$(6.3)	16

Investment grade — fixed maturity securities	$393.6	$(11.7)	91	$64.0	$(4.0)	13
Below investment grade — fixed maturity securities	62.9	(1.6)	12	9.1	(2.3)	3
Investment grade — equity securities	—	—	—	—	—	—
Below investment grade — equity securities	—	—	—	—	—	—

Total temporarily impaired securities	$456.5	$(13.3)	103	$73.1	$(6.3)	16

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(g) Sub-prime Mortgage Related Risk

Fair Isaac Company (“FICO”) developed the FICO credit-scoring model to calculate a score based upon a borrower’s credit history. FICO credit scores are used as one indicator of a borrower’s credit quality. The higher the credit score, the lower the likelihood that a borrower will default on a loan. FICO credit scores range up to 850, with a score of 620 or more generally viewed as a “prime” loan and a score below 620 generally viewed as a “sub-prime” loan. “A minus” loans generally are loans where the borrowers have FICO credit scores between 575 and 660, and where the borrower has a blemished credit history.

As of December 31, 2022, the Company did not hold any direct investments in sub-prime or Alt-A mortgage loans. Alt-A mortgage loans are loans considered alternative or low documentation loans.

The Company did not have any direct exposure in other investments with underlying sub-prime or Alt-A related risk as of December 31, 2022.

The Company did not have any underwriting exposure to sub-prime or Alt-A mortgages as of December 31, 2022.

(h) Securities Lending

Securities loaned are re-registered but remain beneficially owned by the Company. None of the collateral is restricted. Cash collateral received is recorded in securities lending reinvested collateral and the offsetting liabilities are recorded in payable for securities lending. There were no securities loaned for a time period beyond one year from the reporting date and there were no securities loaned in the Company’s separate accounts.

As of December 31, 2022 and 2021, there were no loaned securities or collateral held.

(i) Assets Pledged as Collateral

As of December 31, 2022 and 2021, the Company did not have any pledged assets as collateral for securities lending transactions or dollar repurchase agreements.

The Company did not have any open securities lending transactions as of December 31, 2022 and 2021.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(j) Restricted Assets

The following table sets forth restricted assets including pledged assets held by the Company as of December 31, 2022 and 2021:

	Gross (admitted and nonadmitted) restricted						Percentage
	2022
Restricted asset category	Total general account	Total separate account restricted assets	Total	Total from 2021	Increase/ (decrease)	Total 2022 admitted restricted	Gross (admitted and nonadmitted) restricted to total assets	Admitted restricted to total admitted assets
Federal Home Loan Bank (“FHLB”) capital stock	$16.3	$—	$16.3	$16.2	$0.1	$16.3	0.1%	0.1%
On deposit with states	7.8	—	7.8	7.7	0.1	7.8	—	—
Pledged as collateral:
Derivatives	135.6	—	135.6	71.4	64.2	135.6	0.7	0.8
Reinsurance trust	1,214.8	—	1,214.8	1,176.8	38.0	1,214.8	6.7	6.9
FHLB agreements	286.5	—	286.5	410.2	(123.7)	286.5	1.6	1.6

Total restricted assets	$1,661.0	$—	$1,661.0	$1,682.3	$(21.3)	$1,661.0	9.1%	9.4%

There were no general account restricted assets, including pledged assets, supporting separate account activity as of December 31, 2022 and 2021.

As of December 31, 2022 and 2021, the Company held no other restricted assets.

There was no collateral received and reflected as assets within the Company’s financial statements as of December 31, 2022 and 2021.

(k) 5GI Securities

The table below presents 5GI securities held as of December 31, 2022 and 2021:

	Number of 5GI Securities		Aggregate BACV		Aggregate fair value
Investments	2022	2021	2022	2021	2022	2021
(1) Bonds - AC	$—	—	$—	$—	$—	$—
(2) Loan-backed & Structured Securities - AC	—	—	—	—	—	—
(3) Preferred Stock - AC	—	—	—	—	—	—
(4) Preferred Stock - FV	1	1	0.5	0.5	0.5	0.5

(5) Total (1+2+3+4)	1	1	$0.5	$0.5	$0.5	$0.5

AC - Amortized cost                        FV - Fair value

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(3)	Aggregate Reserves

As of December 31, 2022 and 2021, the following table summarizes the aggregate reserves and weighted-average interest rate assumptions for the Company:

	2022		2021
Line of business	Amount	Interest rates	Amount	Interest rates
Individual life:
Traditional	$532.1	4.2%	$526.0	4.2%
Universal	5,288.7	4.3%	5,275.4	4.3%
Supplementary contracts with life contingencies	111.6	3.4%	107.2	3.5%

Total individual life	5,932.4		5,908.6

Group life	15.0	4.5%	16.1	4.5%

Total life	5,947.4		5,924.7

Annuities:
Individual annuities:
Immediate	959.8	5.9%	1,041.0	5.9%
Deferred	1,238.3	4.3%	1,592.9	4.2%
Variable	61.1	3.5%	60.3	3.5%

Total individual annuities	2,259.2		2,694.2

Group annuities:
Other group annuities	28.9	6.4%	31.5	6.4%

Total annuities	2,288.1		2,725.7

Accidental death benefits	0.5	3.0%	0.5	3.0%
Disability:
Active lives	8.3	4.3%	9.3	4.3%
Disabled lives	72.9	3.5%	75.3	3.5%

Total disability	81.2		84.6

Other reserves	1,744.1	4.0%	1,797.8	4.0%
Accident and health:
Individual	0.5	3.5%	0.6	3.5%

Total accident and health	0.5		0.6

Total life, annuities, and accident and health aggregate reserves	10,061.8		10,533.9

Deposit-type funds:
Supplementary contracts without life contingencies	344.3	2.6%	378.1	2.6%
Other deposit-type funds	217.3	2.2%	229.7	2.3%

Total deposit-type funds	561.6		607.8

Total aggregate reserves and deposit-type funds	$10,623.4		$11,141.7

Liabilities for life insurance products are based on the AE, AM (5), 41 CSO, 41 STD IND, 58 CSO, 58 CET, 61 CIET, 61 CSI, 80 CSO, 80 CET, 2001 CSO, or 2017 CSO mortality tables. Liabilities for most annuities used the a-1949, 51 GAM, 71 IAM, 71 GAM, 83 GAM, 83a, 94 GAR, 37SA, 2012 IAR, 2012 IAM Basic, or a-2000 mortality tables.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

As of December 31, 2022 and 2021, the Company had $991.6 and $1,186.9, respectively, of additional statutory reserves resulting from updates to its asset adequacy testing assumptions for universal life insurance products with secondary guarantees related to Actuarial Guideline XXXVIII (“AG38”) section 8.D.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the end of the month of death. There were $0.4 and $0.7, respectively, in reserves for surrender values in excess of reserves otherwise required as of December 31, 2022 and 2021.

Additional premiums or charges apply for policies issued on substandard lives according to underwriting classifications. The substandard extra reserve held on such policies was either one-half of the annual gross extra premiums or one-twenty-fourth of the annual valuation cost of insurance, adjusted for the substandard ratings on the policy.

The reserve for substandard structured settlements policies is based on a flat extra mortality rate calculated at issue to produce the life expectancy determined during the underwriting process.

The reserve for substandard immediate annuities issued in 2005 and later, other than structured settlement policies, is based on a standard mortality plus a flat extra mortality rate calculated at issue to produce the present value of future benefits using the rated age determined during the underwriting process.

As of December 31, 2022 and 2021, the Company had $22,093.0 and $24,371.1, respectively, of insurance in-force for which the future guaranteed maximum gross premiums were less than the future net premiums according to the standard of valuation set by the Virginia Bureau. Reserves to cover the above insurance totaled $271.9 and $223.4, respectively, as of December 31, 2022 and 2021 and are reported in aggregate reserves — life and annuity contracts.

For certain interest sensitive life and immediate annuity reserves, tabular interest and tabular cost have been determined from basic data. The tabular interest and tabular cost for all other lines of business and tabular less actual reserve released have been determined by formula as described in the NAIC instructions.

For funds held on deposit, interest on funds was the actual interest credited to funds. For other funds not involving life contingencies, interest has been determined by formula or from basic data.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

As of December 31, 2022, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

	2022
	General account	Separate accounts with guarantees	Separate accounts nonguaranteed	Total	Percent of total
A. Individual annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$950.4	$7.1	$—	$957.5	8.7%
b. At book value less current surrender charge of 5% or more	17.9	—	—	17.9	0.2
c. At fair value	—	—	3,832.3	3,832.3	34.6

d. Total with market value adjustment or at fair value (total of a-c)	968.3	7.1	3,832.3	4,807.7	43.5
e. At book value without adjustment (minimal or no charge or adjustment)	750.0	—	—	750.0	6.8
(2) Not subject to discretionary withdrawal	5,471.0	—	17.5	5,488.5	49.7

(3) Total (gross: direct + assumed)	7,189.3	7.1	3,849.8	11,046.2	100.0%

(4) Reinsurance ceded	4,818.5	—	—	4,818.5

(5) Total net (3) - (4)	$2,370.8	$7.1	$3,849.8	$6,227.7

(6) Amount included in A(1)b above that will move to A(1)e for the first time within the year after the statement date:	$4.7	$—	$—	$4.7

	General account	Separate accounts with guarantees	Separate accounts nonguaranteed	Total	Percent of total
B. Group annuities:
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	33.1	33.1	53.4

d. Total with market value adjustment or at fair value (total of a-c)	—	—	33.1	33.1	53.4
e. At book value without adjustment (minimal or no charge or adjustment)	0.9	—	—	0.9	1.5
(2) Not subject to discretionary withdrawal	28.0	—	—	28.0	45.1

(3) Total (gross: direct + assumed)	28.9	—	33.1	62.0	100.0%

(4) Reinsurance ceded	—	—	—	—

(5) Total net (3) - (4)	$28.9	$—	$33.1	$62.0

(6) Amount included in B(1)b above that will move to B(1)e for the first time within the year after the statement date:	$—	$—	$—	$—

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	General account	Separate accounts with guarantees	Separate accounts nonguaranteed	Total	Percent of total
C. Deposit-type contracts (no life contingencies):
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—

d. Total with market value adjustment or at fair value (total of a-c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adjustment)	299.2	—	—	299.2	29.4
(2) Not subject to discretionary withdrawal	718.2	—	—	718.2	70.6

(3) Total (gross: direct + assumed)	1,017.4	—	—	1,017.4	100.0%

(4) Reinsurance ceded	455.8	—	—	455.8

(5) Total net (3) – (4)	$561.6	$—	$—	$561.6

(6) Amount included in C(1)b above that will move to C(1)e for the first time within the year after the statement date:	$—	$—	$—	$—

As of December 31, 2022, withdrawal characteristics of life actuarial reserves were as follows:

	Account value	Cash value	Reserve
A. General account
(1) Subject to discretionary withdrawal, surrender values, or policy loans;
a. Term policies with cash value	$—	$144.2	$215.1
b. Universal life	1,551.9	1,538.2	1,848.9
c. Universal life with secondary guarantees	2,432.5	2,311.5	6,150.1
d. Indexed universal life	41.5	33.9	40.0
e. Indexed universal life with secondary guarantees	—	—	—
f. Indexed life	—	—	—
g. Other permanent cash value life insurance	—	—	—
h. Variable life	—	—	—
i. Variable universal life	10.5	10.5	10.8
j. Miscellaneous reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term policies without cash value	XXX	XXX	6,831.8
b. Accidental death benefits	XXX	XXX	0.5
c. Disability — active lives	XXX	XXX	10.0
d. Disability — disabled lives	XXX	XXX	75.2
e. Miscellaneous reserves	XXX	XXX	1,287.8

(3) Total (gross: direct + assumed)	4,036.4	4,038.3	16,470.2
(4) Reinsurance ceded	1,128.4	1,015.4	9,293.8

(5) Total (net) (3) – (4)	$2,908.0	$3,022.9	$7,176.4

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	Account value	Cash value	Reserve
B. Separate account with guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans;
a. Term policies with cash value	$—	$—	$—
b. Universal life	—	—	—
c. Universal life with secondary guarantees	—	—	—
d. Indexed universal life	—	—	—
e. Indexed universal life with secondary guarantees	—	—	—
f. Indexed life	—	—	—
g. Other permanent cash value life insurance	—	—	—
h. Variable life	—	—	—
i. Variable universal life	229.3	229.3	230.2
j. Miscellaneous reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term policies without cash value	XXX	XXX	—
b. Accidental death benefits	XXX	XXX	—
c. Disability — active lives	XXX	XXX	—
d. Disability — disabled lives	XXX	XXX	—
e. Miscellaneous reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	229.3	229.3	230.2
(4) Reinsurance ceded	—	—	—

(5) Total (net) (3) – (4)	$229.3	$229.3	$230.2

	Account value	Cash value	Reserve
C. Separate account nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans;
a. Term policies with cash value	$—	$—	$—
b. Universal life	—	—	—
c. Universal life with secondary guarantees	—	—	—
d. Indexed universal life	—	—	—
e. Indexed universal life with secondary guarantees	—	—	—
f. Indexed life	—	—	—
g. Other permanent cash value life insurance	—	—	—
h. Variable life	—	—	—
i. Variable universal life	—	—	—
j. Miscellaneous reserves	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term policies without cash value	XXX	XXX	—
b. Accidental death benefits	XXX	XXX	—
c. Disability — active lives	XXX	XXX	—
d. Disability — disabled lives	XXX	XXX	—
e. Miscellaneous reserves	XXX	XXX	—

(3) Total (gross: direct + assumed)	—	—	—
(4) Reinsurance ceded	—	—	—

(5) Total (net) (3) – (4)	$—	$—	$—

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 and 2021 were as follows:

	2022		2021
	Gross	Net of loading	Gross	Net of loading
Industrial	$0.2	$0.2	$0.2	$0.2
Ordinary renewal	151.5	346.1	154.6	360.6
Group life	0.3	1.3	0.4	1.4

Total	$152.0	$347.6	$155.2	$362.2

The Company did not have any direct written premiums generated through managing general agents or third-party administrators during the years ended December 31, 2022 and 2021.

Guaranteed Minimum Death Benefit, Guaranteed Minimum Withdrawal Benefit and Guaranteed Annuitization Benefit

The Company’s variable annuity products provide a basic GMDB which provides a minimum account value to be paid upon the annuitant’s death. Some variable annuity contracts permit contractholders to have the option to purchase through riders, at an additional charge, enhanced death benefits. The Company’s separate account guarantees are primarily death benefits but also include some GMWBs and guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation. As of December 31, 2022 and 2021, the Company had reserves related to these guaranteed benefits of $485.2 and $393.7, respectively.

The following table sets forth total account values, net of reinsurance, with death benefit and living benefit guarantees as of December 31, 2022 and 2021:

	2022	2021
Account values with death benefit guarantees (net of reinsurance):
Standard death benefits (return of net deposits) account value	$1,725.2	$2,333.8
Net amount at risk	$2.4	$1.3
Average attained age of contract holders	77	77
Enhanced death benefits (step-up, roll-up, payment protection) account value	$905.9	$1,192.7
Net amount at risk	$173.3	$93.8
Average attained age of contract holders	77	76

Account values with living benefit guarantees:
Guaranteed minimum withdrawal benefits	$1,165.7	$1,632.8
Guaranteed annuitization benefits	$748.3	$976.9

The contracts underlying the GMWB and guaranteed annuitization benefits are considered “in the money” if the contract holder’s benefit base, defined as the greater of the contract value or the protected value, is greater than the account value. As of December 31, 2022 and 2021, the Company’s exposure related to GMWB and guaranteed annuitization benefits contracts that were considered “in the money” was $769.6 and $548.8, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMWBs and guaranteed annuitization benefits.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(4)	Liability for Policy and Contract Claims

Activity in the accident and health policy claim reserves, including the present value of amounts not yet due (which were included as a component of aggregate reserves) of $0.4, $0.4 and $0.5 as of December 31, 2022, 2021 and 2020, respectively, is summarized as follows:

	2022	2021	2020
Balance as of January 1	$30.2	$35.2	$41.0
Less reinsurance reserve credit and recoverable	29.8	34.7	40.4

Net balance as of January 1	0.4	0.5	0.6

Incurred related to:
Current year	—	—	—
Prior years	0.1	0.1	0.1

Total incurred	0.1	0.1	0.1

Paid related to:
Current year	—	—	—
Prior years	0.1	0.2	0.2

Total paid	0.1	0.2	0.2

Net balance as of December 31	0.4	0.4	0.5
Plus reinsurance reserve credit and recoverable	30.0	29.8	34.7

Balance as of December 31	$30.4	$30.2	$35.2

Incurred claims related to prior years did not change by a significant amount in any year as a result of changes in estimates of insured events in prior years.

For the years ended December 31, 2022, 2021 and 2020, the Company did not have any significant changes in methodologies or assumptions used to calculate the liability for unpaid claims and claim adjustment expenses.

The liability for policy and contract claims presented in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus also included $102.1 and $121.9 of life contract claims as of December 31, 2022 and 2021, respectively.

(5)	Transactions with Affiliates

The Company and various affiliates, all direct and/or indirect subsidiaries of Genworth, are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are to be made quarterly. This agreement represents the principal administrative service agreement between the Company and the following affiliates:

GLIC

GNA

Enact Mortgage Insurance Corporation (“EMIC”)

JAC

RLIC VI

RLIC X

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

On December 16, 2022, RLIC X returned contributed surplus to the Company of $13.0 in cash.

Effective March 17, 2022, RLIC VII and RLIC VIII were dissolved and each returned contributed surplus to the Company in the amount of $0.3 in cash on March 28, 2022.

On December 15, 2021, in connection with the recapture of the reinsurance agreement discussed in Note 8, RLIC VII and RLIC VIII returned contributed surplus to the Company in the amount of $29.3 and $37.2, respectively, in cash.

On September 27, 2021, in connection with the reinsurance transaction discussed in Note 8, JLIC returned contributed surplus to the Company in the amount of $101.0, which consisted of bonds of $81.8, accrued interest of $0.7 and cash of $18.5. On December 21, 2021, JLIC returned additional contributed surplus to the Company in the amount of $3.0 in cash.

On August 31, 2021, after receiving approval from the Virginia Bureau and the State of Delaware Department of Insurance, the Company and GLIC executed a Master Promissory Note. Under terms of this note the borrower may borrow up to a maximum of $300.0 from the lender for up to 90 business days. Any loan shall be repaid by the borrower to the lender immediately upon written demand. The note pays interest at the daily overnight U.S. Federal Funds Rate less 0.10%, with a floor of 0.25%. There were no borrowings during the year ended December 31, 2022.

Effective April 9, 2020, RLIC IX was dissolved and returned contributed surplus to the Company in the amount $0.3 in cash on May 20, 2020.

Effective March 12, 2020, Rivermont was dissolved and returned contributed surplus to the Company in the amounts of $1.5 and $0.1 in cash on March 30, 2020 and April 13, 2020, respectively. On February 12, 2020, Rivermont returned contributed surplus to the Company in the amount of $198.0, which consisted of $15.4 in cash, securities with a book value of $180.9 and accrued interest of $1.7.

For years ended December 31, 2022, 2021 and 2020, the Company made net payments for intercompany settlements of $51.0, $71.7 and $59.9, respectively.

The Company and GLICNY are parties to an Administrative Services Agreement whereby the Company provides services to GLICNY with respect to GLICNY’s variable annuity products.

The Company and GLIC are parties to a Master Services and Shared Expenses Agreement with two affiliates, Genworth Financial India Private Limited and EMIC, whereby the parties agree to benefit from centralized functions and processes by pooling their purchasing power by entering separate Statements of Work which will provide the specifics of each service to be provided.

The Company has a Master Promissory Note agreement, approved by the Virginia Bureau, which involves borrowing from and making loans to GNA, the Company’s indirect parent. The principal is payable upon written demand by GNA or at the discretion of the Company. The note pays interest at the cost of funds of GNA, which was 4.23%, 0.25% and 1.03% during the years ended December 31, 2022, 2021 and 2020, respectively. There were no outstanding balances payable to or due from GNA as of December 31, 2022 or 2021.

The Company participates in reinsurance agreements whereby the Company assumes business from or cedes business to its affiliates. See Note 8 for further details on affiliate reinsurance agreements.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Total amounts due from or owed to affiliates as of December 31, 2022 and 2021 are included in the following balance sheet captions:

	2022	2021
Assets:
Amounts recoverable from reinsurers and funds held	$412.2	$385.5
Receivable from parent, subsidiaries and affiliates	0.1	0.3

Total assets	$412.3	$385.8

Liabilities:
Current Federal income tax payable	$29.0	$9.2
Payable to parent, subsidiaries and affiliates	10.2	9.8
Other amounts payable on reinsurance	17.5	18.4

Total liabilities	$56.7	$37.4

The amounts recoverable from reinsurers and funds held in 2022 included $44.3 due from GLIC related to the corrections discussed in Notes 1(v) and 16.

(6)	Income Taxes

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law by President Biden. The Act includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1.0 billion. For a group of related entities, the $1.0 billion threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to an AMT liability. The corporation’s tentative AMT liability is equal to 15% of its adjusted AFSI, and AMT is payable to the extent the tentative AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of AMT.

The controlled group of corporations of which the Company is a member has determined that it likely will not be an applicable corporation in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the AMT provisions of the Act. The U.S. Treasury Department is expected to issue guidance throughout 2023 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(a) Components of deferred tax assets and deferred tax liabilities

1.	The components of the net DTA recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2022 and 2021 were as follows:

	2022			2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Gross DTA	$570.9	$12.3	$583.2	$595.8	$17.1	$612.9	$(24.9)	$(4.8)	$(29.7)
b. Statutory valuation allowance adjustment	—	—	—	—	—	—	—	—	—

c. Adjusted gross DTA (1a – 1b)	570.9	12.3	583.2	595.8	17.1	612.9	(24.9)	(4.8)	(29.7)
d. DTA nonadmitted	360.3	12.0	372.3	359.9	14.7	374.6	0.4	(2.7)	(2.3)

e. Subtotal: net admitted DTA (1c – 1d)	210.6	0.3	210.9	235.9	2.4	238.3	(25.3)	(2.1)	(27.4)
f. DTL	105.7	0.3	106.0	123.1	2.4	125.5	(17.4)	(2.1)	(19.5)

g. Net admitted DTA/ (DTL) (1e – 1f)	$104.9	$—	$104.9	$112.8	$—	$112.8	$(7.9)	$—	$(7.9)

2.	Admission calculation components for SSAP No. 101 as of December 31, 2022 and 2021:

	2022			2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
a. Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$4.0	$4.0	$—	$(4.0)	$(4.0)

b. Adjusted gross DTA expected to be realized (excluding the amount of DTA from 2(a) above) after application of the threshold limitation. (The lessor of 2(b)1 and 2(b)2 below)	104.9	—	104.9	112.8	(4.0)	108.8	(7.9)	4.0	(3.9)

1. Adjusted gross DTA expected to be realized following the balance sheet date	104.9	—	104.9	112.8	(4.0)	108.8	(7.9)	4.0	(3.9)

2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	100.7	XXX	XXX	112.8	XXX	XXX	(12.1)

c. Adjusted gross DTA (excluding the amount of DTA from 2(a) and 2(b) above) offset by gross DTL	105.7	0.3	106.0	123.1	2.4	125.5	(17.4)	(2.1)	(19.5)

d. DTA admitted as a result of the application of SSAP No. 101 (Total 2(a) + 2(b) + 2(c))	$210.6	$0.3	$210.9	$235.9	$2.4	$238.3	$(25.3)	$(2.1)	$(27.4)

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

3.	Ratio used to determine applicable period used in 6(a)2:

	2022	2021
a. Ratio percentage used to determine recovery period and threshold limitation amount	640%	657%
b. Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$798.7	$882.8

4.	Impact of tax planning strategies:

a.	Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by character as a percentage:

	2022		2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
1. Adjusted Gross DTAs Amount from Note 6a1(c)	$570.9	$12.3	$595.8	$17.1	$(24.9)	$(4.8)

2. Percentage of Adjusted Gross DTAs by Tax Character Attribute to the impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

3. Net Admitted Adjusted Gross DTAs Amount from Note 6a1(e)	$210.6	$0.3	$235.9	$2.4	$(25.3)	$(2.1)

4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

b.	The Company did not use reinsurance tax planning strategies for the years ended December 31, 2022, 2021 and 2020.

(b) Unrecognized deferred tax liabilities

The Company did not have any unrecognized DTLs during the years ended December 31, 2022, 2021 and 2020.

(c) Current income tax and change in deferred tax

The provision for income taxes incurred on operations for the years ended December 31, 2022, 2021 and 2020 were as follows:

	2022	2021	Change
1. Current Income Taxes
a. Federal income taxes	$(23.4)	$(52.3)	$28.9
b. Foreign income taxes	—	—	—

c. Federal and foreign income taxes	(23.4)	(52.3)	28.9
d. Federal income tax on net capital gains (losses)	1.0	20.5	(19.5)
e. Utilization of capital loss carry forwards	—	—	—
f. Other	—	—	—

g. Federal income tax incurred	$(22.4)	$(31.8)	$9.4

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	2021	2020	Change
1. Current Income Taxes
a. Federal income taxes	$(52.3)	$(37.6)	$(14.7)
b. Foreign income taxes	—	—	—

c. Federal and foreign income taxes	(52.3)	(37.6)	(14.7)
d. Federal income tax on net capital gains (losses)	20.5	5.2	15.3
e. Utilization of capital loss carry forwards	—	—	—
f. Other	—	—	—

g. Federal income taxes incurred	$(31.8)	$(32.4)	$0.6

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs were as follows as of December 31, 2022 and 2021:

	2022	2021	Change
2. DTA
A. Ordinary
1. Discounting of unpaid losses	$—	$—	$—
2. Unearned premium reserve	—	—	—
3a. Transition reserves	4.5	6.0	(1.5)
3b. Policyholder reserves	396.2	426.8	(30.6)
4. Investments	32.8	27.9	4.9
5. Deferred acquisition costs	125.7	125.2	0.5
6. Policyholder dividends accrual	—	—	—
7. Fixed assets	0.6	0.7	(0.1)
8. Compensation and benefits accrual	—	—	—
9. Pension accrual	—	—	—
10. Receivable—nonadmitted	2.3	2.3	—
11. Net operating loss carry forward	—	—	—
12. Tax credit carry forward	1.0	1.2	(0.2)
13. Other (including items less than 5% of total ordinary tax assets)	7.8	5.7	2.1

99. Subtotal ordinary	570.9	595.8	(24.9)
B. Statutory valuation allowance adjustment	—	—	—
C. Nonadmitted DTA	360.3	359.9	0.4

D. Admitted ordinary DTA (2A99 – 2B – 2C)	210.6	235.9	(25.3)
E. Capital			—
1. Investments	12.3	17.1	(4.8)
2. Net capital loss carry forward	—	—	—
3. Real estate	—	—	—
4. Other (including items less than 5% of total ordinary tax assets)	—	—	—

99. Subtotal capital	12.3	17.1	(4.8)
F. Statutory valuation allowance adjustment	—	—	—
G. Nonadmitted DTA	12.0	14.7	(2.7)

H. Admitted capital DTA (2E99 – 2F – 2G)	0.3	2.4	(2.1)

I. Admitted DTA (2D + 2H)	$210.9	$238.3	$(27.4)

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	2022	2021	Change
3. DTL
A. Ordinary
1. Investments	$1.7	$7.7	$(6.0)
2. Fixed assets	—	—	—
3. Deferred and uncollected premiums	73.1	76.1	(3.0)
4(a). Transition reserves	27.3	36.4	(9.1)
4(b). Policyholder reserves	3.6	2.9	0.7
5. Other	—	—	—

99. Subtotal ordinary	105.7	123.1	(17.4)

B. Capital
1. Investments	0.3	2.4	(2.1)
2. Real estate	—	—	—
3. Other	—	—	—

99. Subtotal capital	0.3	2.4	(2.1)

C. DTL (3A99 + 3B99)	106.0	125.5	(19.5)

4. Net DTA (DTL) (2I – 3C)	$104.9	$112.8	$(7.9)

Based on an analysis of the Company’s tax position for the year ended December 31, 2022, management concluded it is more likely than not that the results of future operations will generate sufficient taxable income to enable the Company to realize all of its DTAs. Accordingly, no valuation allowance for DTA has been established.

The change in net deferred taxes is comprised of the following (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus):

	December 31,
	2022	2021	Change
Total gross DTA	$583.2	$612.9	$(29.7)
Statutory valuation allowance adjustment	—	—	—

Adjusted gross DTAs	583.2	612.9	(29.7)
Total gross DTL	106.0	125.5	(19.5)

Net DTA	$477.2	$487.4	(10.2)

Deferred tax on change in net unrealized capital gains (losses)			(2.3)
Change in deferred tax for prior period correction (see Note 1(v))			5.3

Change in net deferred income taxes			$(7.2)

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(d) Reconciliation of Federal income tax rate to actual effective tax rate

The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference were as follows for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
Provision computed at statutory tax rate	$(4.7)	$(37.6)	$(44.3)
Tax exempt interest	(0.2)	(0.3)	(0.4)
Benefit of dividends	(1.2)	(2.0)	(2.0)
Change in reserve on account of change in valuation basis	—	—	(20.2)
Change in tax contingency reserve	0.1	(0.2)	—
Statutory amortization of IMR	(0.9)	(0.9)	(0.2)
Foreign taxes	(0.3)	—	(0.5)
Change in nonadmitted assets	(0.3)	(3.3)	(0.9)
Deferred reinsurance gains	(9.5)	(3.2)	(6.2)
Transfer of IMR	—	(3.5)	—
Intercompany bonds transfer (see Note 5)	—	(1.9)	—
Prior year provision to return true-up	2.0	(0.4)	(0.5)
Reinsurance transaction treated as nontaxable reorganization (see Note 8)	—	(41.5)	—
Other adjustments	(0.2)	0.2	0.1

Total	$(15.2)	$(94.6)	$(75.1)

Federal income taxes incurred	$(22.4)	$(31.8)	$(32.4)
Change in net deferred income taxes	7.2	(62.8)	(42.7)

Total	$(15.2)	$(94.6)	$(75.1)

(e) Operating loss and tax credit carry forwards and protective tax deposits

As of December 31, 2022, the Company had no operating losses to carry forward.

As of December 31, 2022, the Company had tax credits to carry forward that will expire, if unutilized, as follows:

Origination year	Amount	Expires after
2015	$0.2	2025
2018	0.5	2028
2019	0.2	2029

There were no income taxes incurred in the current or prior years that will be available for recoupment in the event of future net losses.

The Company had no protective tax deposits which are on deposit with the IRS under Section 6603 of the Internal Revenue Code.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(f) Consolidated Federal income tax return

The Company is an affiliated member of a consolidated Life/Non-Life U.S. Federal income tax return with its ultimate parent company, Genworth, and will be included with the following companies in the consolidated Federal income tax return for 2022:

ASI

Capital Brokerage Corporation

CareScout, LLC

Enact Financial Assurance Corporation

Enact Holdings, Inc.

Enact Mortgage Holdings, LLC

Enact Mortgage Reinsurance Corporation

Enact Mortgage Services, LLC

Genworth

Genworth Annuity Service Corporation

Genworth Financial Agency, Inc. (“GFA”)

Genworth Financial International Holdings, LLC

Enact Financial Services, Inc.

Genworth Holdings, Inc. (“Genworth Holdings”)

Genworth Insurance Company

GLIC

GLICNY

EMIC

Enact Mortgage Insurance Corporation of North Carolina

GNA

HGI Annuity Service Corporation

JAC

Mayflower

Monument Lane IC 1, Inc.

Monument Lane IC 2, Inc.

Monument Lane PCC, Inc.

Newco

RLIC VI

RLIC VII

RLIC VIII

RLIC X

Sponsored Captive Re, Inc.

United Pacific Structured Settlement Company

The Company is a party to the Amended and Restated Tax Allocation Agreement dated May 14, 2021, between Genworth and certain of its subsidiaries (the “New TAA”). The New TAA includes updates to the Tax Allocation Agreement dated May 24, 2004 (the “Old TAA”) for company names and other administrative matters but did not fundamentally change the methodology used to allocate taxes amongst Genworth and its subsidiaries. The New TAA was approved by state insurance regulators and the Company’s Board of Directors. The tax allocation methodology is based on the separate return liabilities with offsets for losses and credits utilized to reduce the current consolidated tax liability as allowed by applicable law and regulation. The Company’s policy is to settle intercompany tax balances quarterly, with a final settlement after filing of Genworth’s Federal consolidated U.S. corporation income tax return.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

The Company also has special tax sharing agreements with RLIC VI, RLIC X, previously RLIC IX and its indirect parent, Genworth, effective June 1, 2018 for RLIC VI and January 1, 2018 for RLIC X and RLIC IX. The special tax sharing agreement with RLIC IX was subsequently terminated effective May 1, 2020. Under these special tax sharing agreements, the Company is obligated to receive or make payments on behalf of RLIC VI, RLIC X and previously RLIC IX for Federal income tax amounts receivable or payable by those companies pursuant to the Tax Allocation Agreement. The tax payments made by the Company on behalf of RLIC VI, RLIC X and previously RLIC IX are accounted for as deemed capital contributions to RLIC VI, RLIC X and previously RLIC IX. The tax payments received by the Company on behalf of RLIC VI, RLIC X and previously RLIC IX are accounted for as deemed dividends from RLIC VI, RLIC X and previously RLIC IX. As of December 31, 2022, the Company recorded tax receivables and decreases in common stock of affiliates of $87.5 and $66.9 for RLIC VI and RLIC X, respectively. The Company carries RLIC VI and RLIC X at zero; therefore, the change in common stock of affiliates ultimately impacts unassigned surplus.

The Company has a special tax allocation agreement with Genworth whereby the Company agreed to settle intercompany taxes under the terms of the overall Tax Allocation Agreement of the Genworth Consolidated Group as if the Company and RLIC VI and RLIC X continued to calculate tax reserves under Model Regulation 830 for U.S. federal income tax purposes, notwithstanding that the consolidated group filed its U.S. federal income tax return limiting the tax reserve based upon the Net GAAP Liability shown on the statutory annual statements of RLIC VI and RLIC X. The purpose of this special tax allocation agreement between the Company and Genworth is to defer the recognition of tax expense and related intercompany tax settlements by the Company until the time at which the Company would have recognized the expense absent the change in the Permitted Practices in 2018 for RLIC VI and RLIC X. In 2021, RLIC VI and RLIC X reverted back to its pre-2018 reserve methodology; however, given the nature and purpose of the special tax allocation agreement, this change does not impact the Company’s tax allocation methodology with Genworth. As of December 31, 2022, the Company recorded a decrease to current tax receivable and a decrease to unassigned surplus of $177.8 related to this agreement.

The cumulative benefit recognized by the Company relating to the special tax sharing agreements with RLIC VI and RLIC X and the Special Tax Allocation Agreement with Genworth was $371.8 and $394.4 as of December 31, 2022 and 2021, respectively. Due to the nature of the agreements as described above, the Company could have to repay these benefits in the future.

For tax years beginning in 2011, the Company was included in the Life/Non-Life consolidated return filed by Genworth and filed various state and local tax returns. The Company is not currently subject to any significant examinations by federal or state income tax authorities. Generally, the Company is no longer subject to federal or state income tax examinations for years prior to 2019.

(g) Federal or foreign income tax loss contingencies

As of December 31, 2022, 2021 and 2020, the total amount of unrecognized tax benefits was $7.1, $7.0, and $7.2, respectively, which, if recognized, would affect the effective tax rate on operations.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended December 31, 2022, 2021 and 2020, the Company accrued no interest or no penalties. The Company had no interest liability balance and no penalty balances as of December 31, 2022, 2021 and 2020.

As a result of Genworth’s open audits and appeals, the Company believes no unrecognized tax benefits will be recognized in 2023.

(h) State transferable and non-transferable tax credits

The Company did not have any state transferable and non-transferable tax credits as of December 31, 2022.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

The carrying value of transferable and non-transferable state tax credits gross of any related tax liabilities and total unused transferable and non-transferable state tax credits by state and in total were as follows as of December 31, 2021:

	2021
Description of state transferable and non-transferable tax credits	State	Carrying value	Unused amount
New Market	MS	$0.2	$0.2
Urban Development	CT	0.1	0.1

Total		$0.3	$0.3

The Company estimated the utilization of the remaining transferable and non-transferable state tax credits by projecting future premium taking into account policy growth and rate changes, projected future tax liability based on projected premiums, tax rates and tax credits, and comparing projected future tax liability to the availability of remaining transferable and non-transferable tax credits.

The Company had no impairment loss related to the write-down as a result of impairment analysis of the carrying amount for state transferable and non-transferable tax credits during 2022 and 2021.

The state tax credits admitted and nonadmitted were as follows as of December 31, 2021:

	2021
	Total admitted	Total nonadmitted
Transferable	$—	$—
Non-transferable	0.3	—

Total	$0.3	$—

(7)	Commitments and Contingencies

(a) Litigation

The Company is a defendant in various cases of litigation considered to be in the normal course of business. The Company does not consider existing contingent liabilities arising from litigation, income taxes and other matters to be material in relation to the financial statements of the Company.

On January 21, 2021, the Company was named as a defendant in a putative class action lawsuit pending in the United States District Court for the District of Oregon captioned Patsy H. McMillan, Individually and On Behalf Of All Others Similarly Situated, v. Genworth Life and Annuity Insurance Company. Plaintiff seeks to represent life insurance policyholders, alleging that the Company impermissibly calculated cost of insurance rates to be higher than that permitted by her policy. The complaint asserts claims for breach of contract, conversion, and declaratory and injunctive relief, and seeks damages in excess of $5.0. On February 10, 2023, the parties reached an agreement in principle to settle the action for an immaterial amount. If the settlement is not finalized, the Company intends to continue to vigorously defend this action.

On April 6, 2020, the Company was named as a defendant in a putative class action lawsuit filed in the United States District Court for the Eastern District of Virginia, captioned Brighton Trustees, LLC, on behalf of and as trustee for Diamond LS Trust; and Bank of Utah, solely as securities intermediary for Diamond LS Trust; on behalf of themselves and all others similarly situated v. Genworth Life and Annuity Insurance Company. On May 13, 2020, the Company was also named as a defendant in a putative class action lawsuit filed in the United States District Court for the Eastern District of Virginia,

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

captioned Ronald L. Daubenmier, individually and on behalf of himself and all others similarly situated v. Genworth Life and Annuity Insurance Company. On June 26, 2020, plaintiffs filed a consent motion to consolidate the two cases. On June 30, 2020, the United States District Court for the Eastern District of Virginia issued an order consolidating the Brighton Trustees and Daubenmier cases. On July 17, 2020, the Brighton Trustees and Daubenmier plaintiffs filed a consolidated complaint, alleging that the Company subjected policyholders to unlawful and excessive increase to cost of insurance charges. The consolidated complaint asserts claims for breach of contract and injunctive relief, and seeks damages in excess of $5.0. The parties participated in a mediation on November 18, 2021. On March 25, 2022, the parties reached an agreement in principle to settle the action for $25.0, subject to Court approval. The Court gave final approval to the settlement on October 17, 2022. The Company accrued $25.0 for this litigation as of March 31, 2022. In the second quarter of 2022, the Company paid the accrued balance in full, and accordingly, has no remaining amounts outstanding related to the settlement.

In September 2018, the Company was named as a defendant in a putative class action lawsuit pending in the United States District Court for the Eastern District of Virginia captioned TVPX ARX INC., as Securities Intermediary for Consolidated Wealth Management, LTD. on behalf of itself and all others similarly situated v. Genworth Life and Annuity Insurance Company. Plaintiff alleges unlawful and excessive cost of insurance charges were imposed on policyholders. The complaint asserts claims for breach of contract, alleging that the Company improperly considered non-mortality factors when calculating cost of insurance rates and failed to decrease cost of insurance charges in light of improved expectations of future mortality, and seeks unspecified compensatory damages, costs, and equitable relief. On October 29, 2018, the Company filed a motion to enjoin the case in the Middle District of Georgia, and a motion to dismiss and motion to stay in the Eastern District of Virginia. The Company moved to enjoin the prosecution of the Eastern District of Virginia action on the basis that it involves claims released in a prior nationwide class action settlement (the “McBride settlement”) that was approved by the Middle District of Georgia. Plaintiff filed an amended complaint on November 13, 2018. On December 6, 2018, the Company moved the Middle District of Georgia for leave to file its counterclaim, which alleges that plaintiff breached the covenant not to sue contained in the prior settlement agreement by filing its current action. On March 15, 2019, the Middle District of Georgia granted the Company’s motion to enjoin and denied its motion for leave to file its counterclaim. As such, plaintiff is enjoined from pursuing its class action in the Eastern District of Virginia. On March 29, 2019, plaintiff filed a notice of appeal in the Middle District of Georgia, notifying the Court of its appeal to the United States Court of Appeals for the Eleventh Circuit from the order granting the Company’s motion to enjoin. On March 29, 2019, the Company filed its notice of cross-appeal in the Middle District of Georgia, notifying the Court of its cross-appeal to the Eleventh Circuit from the portion of the order denying its motion for leave to file the Company’s counterclaim. On April 8, 2019, the Eastern District of Virginia dismissed the case without prejudice, with leave for plaintiff to refile an amended complaint only if a final appellate Court decision vacates the injunction and reverses the Middle District of Georgia’s opinion. On May 21, 2019, plaintiff filed its appeal and memorandum in support in the Eleventh Circuit. The Company filed its response to plaintiff’s appeal memorandum on July 3, 2019. The Eleventh Circuit Court of Appeals heard oral argument on plaintiff’s appeal and the Company’s cross-appeal on April 21, 2020. On May 26, 2020, the Eleventh Circuit Court of Appeals vacated the Middle District of Georgia’s order enjoining Plaintiff’s class action and remanded the case back to the Middle District of Georgia for further factual development as to whether the Company has altered how it calculates or charges cost of insurance since the McBride settlement. The Eleventh Circuit Court of Appeals did not reach a decision on the Company’s counterclaim. On June 30, 2021, the Company filed in the Middle District of Georgia its renewed motion to enforce the class action settlement and release, and renewed its motion for leave to file a counterclaim. The briefing on both motions concluded in October 2021. On March 24, 2022, the Court denied the Company’s motions. On April 11, 2022, the Company filed an appeal of the Court’s denial to the United States Court of Appeals for the Eleventh Circuit. On June 22, 2022, the Company filed its opening brief in support of the appeal. Plaintiff filed its respondent’s brief on September 20, 2022, and the Company filed its reply brief on November 10, 2022. The Company intends to continue to vigorously defend this action.

As of December 31, 2022, the Company could not determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above. In light of the inherent uncertainties involved in these matters, no amounts have been accrued. The Company is not able to provide an estimate or range of possible losses related to these matters.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(b) Guaranty Association Assessments

The Company is required by law to participate in the guaranty fund associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

As of December 31, 2022 and 2021, the Company has accrued and recognized through net operations a liability for retrospective premium-based guaranty fund assessments of $7.7 and $6.9, respectively, and a related premium tax benefit asset of $6.5 and $6.1, respectively. These amounts represent management’s best estimate based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. The premium tax benefit is generally realized over a five year period, but can vary depending on the state law.

The following table provides information about the Company’s guaranty funds receivable as of December 31, 2022 and 2021:

	2022	2021
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year end	$6.1	$7.4
Decreases current year:
Premium tax offset applied	0.4	0.4
True up adjustment	—	0.9
Increases current year:
True up adjustment	0.8	—

Assets recognized from paid and accrued premium tax offsets and policy surcharges current year end	$6.5	$6.1

As of December 31, 2022 and 2021, the Company’s guaranty fund liabilities and assets related to assessments from insolvencies of entities that wrote LTC contracts were de minimis.

(c) Related Party Guarantees

The Company has guaranteed the structured settlement payment obligations of ASI, provided that such obligations are funded with the Company’s annuity contracts. ASI is a direct, wholly-owned subsidiary of the Company and the assignment company for the Company’s structured settlement business.

There are no current obligations by the Company under the guarantee nor does the Company expect to make any future payments. However, if any payments were to be made they would be treated as a capital contribution. The maximum amount of payments that could be made under the guarantee is equal to the structured settlement payment obligations of ASI. The structured settlement reserves related to this guarantee as of December 31, 2022 and 2021 were $258.8 and $262.6, respectively. The guarantee will remain intact until modified or rescinded by the Company’s board of directors.

(d) Commitments

As of December 31, 2022, the Company had future commitments of $26.3 on its investments in limited partnerships. These limited partnerships are part of the Company’s private equity and real estate programs.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(8)	Reinsurance

The Company follows the standard industry practices of reinsuring portions of its risk with other companies. Use of reinsurance does not discharge the Company from liability on the insurance ceded. The Company is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers.

The maximum amounts of life insurance retained by the Company on any one life may not exceed the following limits: individual life, $5.0; accidental death benefit, $0.1; group life, $0.2; group mortgage accidental benefits, $0.1; and payroll deduction and 401(k) automatic issue coverage, $0.2. Amounts in excess of these maximums are reinsured with other insurance companies.

The effects of reinsurance on premiums earned and benefits incurred for the years ended December 31, 2022, 2021 and 2020 were as follows:

	Premiums earned			Benefits incurred
	2022	2021	2020	2022	2021	2020
Direct	$1,002.5	$1,069.1	$1,107.7	$2,170.2	$2,417.5	$2,261.6
Assumed	252.8	266.1	275.7	316.8	339.7	305.1
Ceded	(1,073.6)	(2,584.3)	(1,208.2)	(1,760.4)	(1,917.1)	(1,809.4)

Net	$181.7	$(1,249.1)	$175.2	$726.6	$840.1	$757.3

The Company did not have any retrospectively rated contracts or contracts subject to redetermination.

Affiliated Special Purpose Captives Reinsurance Transactions

The Company has over the past years entered into significant reinsurance treaties with its subsidiaries to cede universal and term life insurance policies. Reserves ceded by the Company as of December 31, 2022 and 2021 related to these treaties were as follows:

	2022	2021
Universal Life Insurance Business
RLIC VI	$853.3	$855.8

Term Life Insurance Business
RLIC VI	$1,225.2	$1,352.2
RLIC X	902.1	894.9

RLIC VI

The Company is a party to a coinsurance with funds withheld agreement with RLIC VI whereby it cedes certain term life insurance and universal life insurance business to RLIC VI.

Effective December 1, 2017, RLIC VI entered into a monthly renewable term (“MRT”) reinsurance agreement with New Reinsurance Company Ltd (“NewRe”) whereby it retrocedes the mortality risk on certain term life insurance business assumed from the Company.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Effective December 1, 2019, RLIC VI entered into a MRT reinsurance agreement with Hannover Re (Ireland) DAC (“Hannover Re Ireland”) whereby it retrocedes the mortality risk on additional term life insurance business assumed from the Company.

RLIC VI is also a party to an XOL reinsurance agreement with Canada Life and the Company. Under this XOL reinsurance agreement Canada Life will pay claims up to the difference between (i) full statutory reserves and (ii) the combination of the qualified reserves and economic reserves, subject to a cap, as supported as settlements under the NewRe MRT Treaty and the Hannover Re Ireland MRT Treaty, if the term life and universal life funds withheld accounts and the Company’s capital and surplus are exhausted to zero.

During 2022, 2021 and 2020, under the terms of the coinsurance treaty with RLIC VI, the Company recaptured term life insurance policies from RLIC VI where the level term period of the policies had expired. Reserves held on recaptured policies were $0.3, $4.6 and $2.1 at the beginning of the period of recapture for the years ended December 31, 2022, 2021 and 2020, respectively.

RLIC VII

The Company was a party to a coinsurance with funds withheld agreement with RLIC VII whereby it ceded certain term life insurance business to RLIC VII. Effective December 1, 2021, the Company recaptured all of the term life insurance business previously ceded to RLIC VII with reserves as of November 30, 2021, of $300.9. As consideration for the recaptures, RLIC VII paid the Company a net terminal payment of $4.4 in cash on December 13, 2021. The difference between the reserves recaptured from RLIC VII of $300.9 and the terminal reserve adjustment of $70.5 was recorded as a statutory net loss of $230.4 for the Company in 2021. The term life insurance business recaptured from RLIC VII was subsequently ceded to SCOR Global Life USA Reinsurance Company (“SCOR”) in December 2021 as discussed below. Additionally, the MRT reinsurance agreement between RLIC VII and SCOR was recaptured and terminated effective December 1, 2021.

The Company also had a XOL reinsurance agreement with RLIC VII and SCOR Global Life SE, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC VII in an amount equal to the difference between the statutory reserves and the qualified reserves with respect to such business. This agreement was terminated effective December 1, 2021.

As of December 31, 2021, there was no remaining reinsurance in RLIC VII.

RLIC VIII

The Company was a party to a coinsurance with funds withheld agreement with RLIC VIII whereby it ceded term life insurance business to RLIC VIII. Effective December 1, 2021, the Company recaptured all of the term life insurance business previously ceded to RLIC VIII with reserves as of November 30, 2021, of $1,026.1. As consideration for the recapture, the Company paid RLIC VIII a net terminal payment of $0.6 in cash on December 13, 2021. The difference between the reserves recaptured from RLIC VIII of $1,026.1 and the terminal reserve adjustment of $300.7 was recorded as a statutory net loss of $725.4 for the Company in 2021. The term life insurance business recaptured from RLIC VIII was subsequently ceded to SCOR in December 2021 as discussed below. Additionally, the MRT reinsurance agreement between RLIC VIII and SCOR was recaptured and terminated effective December 1, 2021.

The Company also had a XOL reinsurance agreement with RLIC VIII and SCOR Global Life SE, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC VIII in an amount equal to the difference between the statutory reserves and the qualified reserves with respect to such business. This agreement was terminated effective December 1, 2021.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

As of December 31, 2021, there was no remaining reinsurance in RLIC VIII.

RLIC X

The Company is a party to a coinsurance with funds withheld agreement with RLIC X whereby it cedes certain term life insurance business to RLIC X. The Company also entered into an XOL reinsurance agreement with RLIC X and Hannover, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC X in an amount subject to a cap, equal to the difference between the statutory reserves and the qualified reserves with respect to such business. Effective July 31, 2016, the Company terminated this XOL reinsurance agreement with Hannover and RLIC X for new business. The XOL reinsurance agreement remains in effect for policies issued on or prior to July 31, 2016.

Effective December 1, 2017, RLIC X entered into a MRT reinsurance agreement with NewRe whereby it retrocedes the mortality risk on the term life insurance business assumed from the Company.

During 2022 and 2020, under the terms of its coinsurance treaty with RLIC X, the Company recaptured term life insurance policies from RLIC X where the level term period of the policies had expired. Reserves held on recaptured policies were a de minimis amount and $0.2 at the beginning of the period of recapture for the years ended December 31, 2022 and 2020, respectively.

JLIC

Effective July 1, 2021, the Company recaptured all of the term and universal life insurance business previously ceded to JLIC, with reserves of $24.3 as of June 30, 2021. Additionally, JLIC transferred its remaining interest maintenance reserve liability of $4.7 as of June 30, 2021 to the Company. As consideration for the recapture, the Company received a recapture fee from JLIC of $28.0. For the settlement of the recapture fee, JLIC transferred bonds of $19.7, accrued interest of $0.2 and cash of $3.8 to the Company resulting in a loss of $4.3. Additionally, JLIC novated all of its remaining ceded reinsurance agreements to the Company.

Other Affiliate Reinsurance Transactions

Effective January 1, 2000, the Company ceded new term and universal life insurance business to GLIC. These agreements were terminated with respect to new business in 2001. Effective September 1, 2016, the Company recaptured most liabilities on the universal life insurance policies ceded to GLIC. Ceded reinsurance reserves to GLIC as of December 31, 2022 and 2021 were $682.6 and $726.9, respectively.

Effective April 1, 2011, the Company amended and restated its existing universal life insurance treaty with GLIC to assume certain additional universal life insurance policies, including total living coverage (“TLC”) insurance policies, from GLIC. Effective September 1, 2016, GLIC recaptured all of the liabilities of the TLC insurance policies ceded to the Company. Reserves assumed as of December 31, 2022 and 2021 were $1,649.9 and $1,663.1, respectively.

Effective November 1, 2016, the Company amended and restated its existing LTC treaty with GLIC to cede the remaining LTC policies to GLIC. Reserves ceded as of December 31, 2022 and 2021 were $63.1 and $67.7, respectively.

Effective April 1, 2017, the Company assumed certain term life insurance business from GLIC. Reserves assumed as of December 31, 2022 and 2021 were $39.7 and $44.8, respectively.

Effective April 1, 2017, the Company assumed certain universal life insurance business from GLIC. Reserves assumed as of December 31, 2022 and 2021 were $103.3 and $117.0, respectively.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Effective April 1, 2017, the Company assumed certain single premium whole life insurance business from GLIC. Reserves assumed as of December 31, 2022 and 2021 were $85.8 and $93.0, respectively.

Significant External Reinsurers

Effective December 1, 2021, the Company entered into a coinsurance agreement with SCOR (the “2021 SCOR Coinsurance Treaty”) to reinsure the term life insurance business recaptured from RLIC VII and RLIC VIII and an additional block of term life insurance business that was previously retained by the Company. The Company ceded $1,378.9 of initial premium, with an initial allowance of $1,019.1. For the net settlement, the Company paid SCOR $359.7 in cash on December 13, 2021. Additionally, the Company ceded $25.4 of interest maintenance reserves. As of December 31, 2022 and 2021, the ceded reserves under the 2021 SCOR Coinsurance Treaty were $1,199.5 and $1,322.8, respectively.

On April 15, 2004, the Company entered into two reinsurance agreements with Union Fidelity Life Insurance Company (“UFLIC”) pursuant to which it ceded, effective as of January 1, 2004, substantially all its variable annuity block of business and its structured settlement block of business to UFLIC. Ceded general account reinsurance reserves to UFLIC for the variable annuity block of business as of December 31, 2022 and 2021 were $518.3 and $528.9, respectively, and modified coinsurance (“Modco”) reserves established by the Company as of December 31, 2022 and 2021 for the separate accounts were $1,175.8 and $1,674.4, respectively. Ceded reinsurance reserves for the structured settlement block of business as of December 31, 2022 and 2021 were $4,831.7 and $4,948.9, respectively.

Under a separate reinsurance agreement, the Company assumed a Medicare supplement block of business from UFLIC. The assumed reserves for this block of business as of December 31, 2022 and 2021 were $0.1 and $0.2, respectively. To secure the payment of its obligations to the Company under the reinsurance agreements governing the reinsurance transactions, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount to be held in certain claims paying accounts. A trustee administers the trust accounts and the Company is permitted to withdraw from the trust accounts amounts due to the Company pursuant to terms of the reinsurance agreements that are not otherwise paid by UFLIC. As of December 31, 2022, the amount of assets in the trust was $6,251.6.

Effective December 1, 2013, immediately after recapturing a substantially similar block of business from Hannover, the Company entered into a new reinsurance agreement with Hannover to cede certain universal life and term life insurance business on coinsurance, Modco with funds withheld and yearly renewable term (“YRT”) basis. As of December 31, 2022 and 2021, ceded Modco reserves were $727.7 and $739.1, respectively. As of December 31, 2022 and 2021, ceded yearly renewable term reserves were $138.2 and $143.7, respectively, and ceded coinsurance reserves were $1,517.6 and $1,485.5, respectively.

Effective January 1, 2016, the Company entered into a coinsurance agreement with Protective Life Insurance Company to cede certain term life insurance business. As of December 31, 2022 and 2021, ceded reserves were $1,087.3 and $1,333.2, respectively.

On March 6, 2019, Scottish Re US Inc. (“Scottish Re”), a reinsurance company domiciled in Delaware, was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware. Total ceded reserves to Scottish Re were $13.6 and $14.8 as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, reinsurance recoverable included $28.0 and $24.0, respectively, related to Scottish Re. However, as of December 31, 2022 and 2021, the Company nonadmitted $28.0 and $23.0, respectively, for amounts over 90 days past due and recorded an unauthorized reinsurance liability of $12.4 during 2022. The Company will continue to monitor the developments related to the rehabilitation and expected recovery of the claims balance.

As of December 31, 2022, no reinsurance contracts had been identified which would require the Company to include the supplemental reinsurance risk interrogatories.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Ceding Entities that Utilize Captive Reinsurers to Assume Reserves Subject to the XXX/AXXX Captive Framework

As of December 31, 2022, the Company had one reinsurance agreement carried under the Term and Universal Life Insurance Reserve Financing Model Regulation, for which risks under covered policies have been ceded by the Company to RLIC X. There were no RBC implications as there was no shortfall as of December 31, 2022.

(9)	Statutory Capital and Surplus and Dividend Restriction

The NAIC utilizes RBC to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (1) asset risk, (2) insurance risk, (3) interest rate and equity market risk, and (4) business risk. The RBC formula is designed as an early warning tool for the states to identify potential undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC and it exceeded the minimum required levels as of and for the years ended December 31, 2022, 2021 and 2020.

State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholder.

The maximum amount of dividends that can be paid by the Company without prior approval of the Virginia Bureau is subject to restrictions. The maximum unrestricted dividend payout that may be made in 2023 is the greater of 10% of the Company’s statutory capital and surplus as of December 31, 2022 or its net gain from operations for 2022, with such dividend payout not to exceed the Company’s earned surplus. The Company has no capacity to make a dividend payment without prior approval in 2023.

(10)	Separate Accounts

The Company has separate account assets and liabilities related to closed blocks of variable universal life insurance, individual and group variable deferred annuities and modified guaranteed annuities. Separate account assets are carried at fair value and are offset by liabilities that represent the policyholders’ equity in those assets. The Company earns mortality and expense risk fees from the separate accounts and may assess withdrawal charges in the event of early withdrawals. Separate account variable universal life insurance contracts include a GMDB and a secondary no-lapse guarantee, which keeps the policy in-force as long as minimum scheduled premiums are paid. Variable annuity contracts may include a GMDB, a guaranteed payout annuity floor (similar to a guaranteed minimum income benefit), a guaranteed minimum income benefit or guaranteed minimum withdrawal benefit or a combination thereof. These guarantees are backed by investments held in the general account. The separate account assets without guarantees represent variable life and annuity products with assets and liabilities valued at fair value. The Company bears no market or default risk for these assets.

The total amounts paid from the general account to the separate account related to separate account guarantees for the preceding five years ended December 31, 2022, 2021, 2020, 2019 and 2018 were $30.9, $23.0, $35.6, $30.9 and $23.3, respectively. To compensate the general account for the risks taken, the separate accounts has paid risk charges of $25.5, $27.9, $28.8, $31.1 and $34.3, for the past five years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

Assets supporting the Company’s separate account product contracts of $4,135.3 and $5,669.3 as of December 31, 2022 and 2021, respectively, were considered legally insulated and not subject to claims of the general account.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2022 was as follows:

	Non-indexed guarantee less than or equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2022	$—	$—	$21.8	$21.8

Reserves as of December 31, 2022:
For accounts with assets at:
Fair value	$4.3	$2.8	$4,113.2	$4,120.3

Total reserves	$4.3	$2.8	$4,113.2	$4,120.3

By withdrawal characteristics:
With fair value adjustment	$4.3	$2.8	$—	$7.1
At fair value	—	—	4,113.2	4,113.2

Subtotal	4.3	2.8	4,113.2	4,120.3
Not subject to discretionary withdrawal	—	—	—	—

Total	$4.3	$2.8	$4,113.2	$4,120.3

Reconciliation of net transfers to (from) separate accounts for the year ended December 31, 2022 was as follows:

2022
Transfers as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$21.8
Transfers from separate accounts	518.8

Net transfers from separate accounts, per the separate accounts annual statement	(497.0)
Reconciling adjustments:
Transfer to separate accounts – reinsured	161.4

Net transfers from separate accounts, per the Statutory Statement of Summary of Operations	$(335.6)

All assets, liabilities and surplus related to the separate accounts have been recorded in the financial statements.

(11)	FHLB Funding Agreement

(1)

The Company is a member of the Federal Home Loan Bank of Atlanta (“FHLB Atlanta”). Through its membership, the Company has outstanding funding agreements with FHLB Atlanta, as of December 31, 2022 and 2021, in the amount of $150.0, which related to total liabilities of $150.3, of which $0.3 was accrued interest. The Company uses these funds for liquidity management and asset liability management in an investment spread strategy, consistent with its other investment spread programs. The Company records the funds under SSAP No. 52, Deposit-Type Contracts, consistent with its accounting for other deposit type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB Atlanta for use in general operations would be accounted for under SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. The tables below indicate the amount of FHLB Atlanta stock purchased, collateral pledged,

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

assets and liabilities related to the agreement with FHLB Atlanta as of December 31, 2022 and 2021. The Company has determined the actual or estimated maximum borrowing capacity in accordance with FHLB Atlanta regulatory and or specific borrowing limits.

(2)	The tables below indicate the amount of FHLB Atlanta stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Atlanta as of December 31, 2022 and 2021:

FHLB Capital Stock

a.	Aggregate Totals as of December 31, 2022 and 2021:

	2022
Description	Total	General account	Separate accounts
Membership stock — Class A	$—	$—	$—
Membership stock — Class B	9.9	9.9	—
Activity stock	6.4	6.4	—
Excess stock	—	—	—

Aggregate total	$16.3	$16.3	$—

Actual or estimated borrowing capacity as determined by the insurer	$750.0	XXX	XXX

	2021
Description	Total	General account	Separate accounts
Membership stock — Class A	$—	$—	$—
Membership stock — Class B	10.6	10.6	—
Activity stock	5.6	5.6	—
Excess stock	—	—	—

Aggregate total	$16.2	$16.2	$—

Actual or estimated borrowing capacity as determined by the insurer	$750.0	XXX	XXX

b.	Membership stock (Class A and B) eligible for redemption

Membership stock	2022 total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	9.9	9.9	—	—	—	—

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(3)	Collateral Pledged to FHLB

a.	Amount pledged as of December 31, 2022 and 2021:

	Fair value	Carrying value	Aggregate total borrowing
1. Current year total general and separate accounts total collateral pledged (Lines 2+3)	$281.4	$286.5	$150.0
2. Current year general account total collateral pledged	281.4	286.5	150.0
3. Current year separate accounts total collateral pledged	—	—	—

4. Prior year-end total general and separate accounts total collateral pledged	$519.9	$410.2	$150.0

b.	Maximum amount pledged during reporting period ending December 31, 2022 and 2021:

	Fair value	Carrying value	Amount borrowed at time of maximum collateral
1. Current year total general and separate accounts maximum collateral pledged (Lines 2+3)	$510.2	$404.2	$150.0
2. Current year general account maximum collateral pledged	510.2	404.2	150.0
3. Current year separate accounts maximum collateral pledged	—	—	—

4. Prior year-end total general and separate accounts maximum collateral pledged	$586.3	$438.8	$270.0

(4)	Borrowing from FHLB

a.	Amount as of December 31, 2022 and 2021:

	2022
Description	Total	General account	Separate accounts	Funding agreements reserves established
1. Debt	$—	$—	$—	XXX
2. Funding agreements	150.0	150.0	—	$150.3
3. Other	—	—	—	XXX

4. Aggregate total (1+2+3)	$150.0	$150.0	$—	$150.3

	2021
Description	Total	General account	Separate accounts	Funding agreements reserves established
1. Debt	$—	$—	$—	XXX
2. Funding agreements	150.0	150.0	—	$150.3
3. Other	—	—	—	XXX

4. Aggregate total (1+2+3)	$150.0	$150.0	$—	$150.3

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

b.	Maximum amount during reporting period ending December 31, 2022:

Description	Total	General account	Separate accounts
1. Debt	$—	$—	$—
2. Funding agreements	150.0	150.0	—
3. Other	—	—	—

4. Aggregate total (Lines 1+2+3)	$150.0	$150.0	$—

c.	FHLB — prepayment obligations

Description	Does the company have prepayment obligations under the following arrangements (Yes/No)?
Debt	No
Funding agreements	No
Other	No

(12)	Fair Value of Financial Instruments

The following tables set forth the Company’s assets and liabilities that were reported at fair value as of December 31, 2022 and 2021:

	2022
	Level 1	Level 2	Level 3	Net asset value (NAV)	Total
Assets
Bonds:
Commercial mortgage-backed	$—	$0.1	$—		$0.1

Total bonds	—	0.1	—		0.1

Perpetual Preferred Stock:
Industrial and miscellaneous	—	13.2	1.3	—	14.5

Total preferred stock	—	13.2	1.3	—	14.5

Common stock:
Industrial and miscellaneous	28.4	—	16.3	—	44.7

Total common stock	28.4	—	16.3	—	44.7

Cash equivalents:
Money market mutual funds	276.8	—	—	—	276.8

Total cash equivalents	276.8	—	—	—	276.8

Derivative assets:
Equity index options	—	—	5.7	—	5.7

Total derivative assets	—	—	5.7	—	5.7

Separate account assets	4,115.7	7.5	—	—	4,123.2

Total assets	$4,420.9	$20.8	$23.3	$—	$4,465.0

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	2021
	Level 1	Level 2	Level 3	Net asset value (NAV)	Total
Assets
Perpetual Preferred Stock:
Industrial and miscellaneous	$—	$16.1	$1.7	$—	$17.8

Total preferred stock	—	16.1	1.7	—	17.8

Common stock:
Industrial and miscellaneous	29.8	—	16.2	—	46.0

Total common stock	29.8	—	16.2	—	46.0

Cash equivalents:
Money market mutual funds	255.3	—	—	—	255.3

Total cash equivalents	255.3	—	—	—	255.3

Derivative assets:
Equity index options	—	—	41.9	—	41.9

Total derivative assets	—	—	41.9	—	41.9

Separate account assets	5,597.1	16.1	1.0	—	5,614.2

Total assets	$5,882.2	$32.2	$60.8	$—	$5,975.2

The following tables present additional information about assets and liabilities measured at fair value for which the Company has utilized significant unobservable (Level 3) inputs to determine fair value as of December 31, 2022, 2021 and 2020:

	2022
Investments	Beginning balance as of January 1, 2022	Transfers in to Level 3	Transfers out of Level 3	Total gains and (losses) included in net income (loss)	Total gains and (losses) included in surplus	Purchases	Issuances	Sales	Settlements	Ending balance as of December 31, 2022
Preferred and Common stock	$17.9	$—	$—	$—	$(0.4)	$0.8	$—	$(0.7)	$—	$17.6
Separate account assets	1.0	—	—	—	—	—	—	—	(1.0)	—
Derivative assets	41.9	—	—	(3.0)	(17.1)	13.4	—	(29.5)	—	5.7

Total assets	$60.8	$—	$—	$(3.0)	$(17.5)	$14.2	$—	$(30.2)	$(1.0)	$23.3

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

	2021
Investments	Beginning balance as of January 1, 2021	Transfers in to Level 3	Transfers out of Level 3	Total gains and (losses) included in net income (loss)	Total gains and (losses) included in surplus	Purchases	Issuances	Sales	Settlements	Ending balance as of December 31, 2021
Preferred and Common stock	$26.5	$1.6	$—	$—	$—	$—	$—	$(10.2)	$—	$17.9
Separate account assets	1.1	—	—	—	(0.1)	—	—	—	—	1.0
Derivative assets	62.7	—	—	13.0	4.7	31.9	—	(70.4)	—	41.9

Total assets	$90.3	$1.6	$—	$13.0	$4.6	$31.9	$—	$(80.6)	$—	$60.8

	2020
Investments	Beginning balance as of January 1, 2020	Transfers in to Level 3	Transfers out of Level 3	Total gains and (losses) included in net income (loss)	Total gains and (losses) included in surplus	Purchases	Issuances	Sales	Settlements	Ending balance as of December 31, 2020
Common stock	$23.0	$—	$—	$—	$—	$6.4	$—	$(2.9)	$—	$26.5
Separate account assets	1.1	—	—	—	—	—	—	—	—	1.1
Derivative assets	80.7	—	—	16.9	(13.1)	58.8	—	(80.6)	—	62.7

Total assets	$104.8	$—	$—	$16.9	$(13.1)	$65.2	$—	$(83.5)	$—	$90.3

Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net income (loss) or change in net unrealized capital gains (losses) based on the appropriate accounting treatment for the instrument.

Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases and settlements of investments.

There were no gains or losses for the period included in net income (loss) attributable to unrealized gains (losses) related to assets still held as of the reporting date.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

The following tables set forth the Company’s financial instruments’ fair value, admitted amounts and level of fair value amounts as of December 31, 2022 and 2021:

	2022
Financial instruments	Aggregate fair value	Admitted assets	Level 1	Level 2	Level 3	Net asset value (NAV)	Not practicable (carrying value)
Bonds	$8,873.2	$9,787.8	$—	$8,113.9	$759.3	$—	$—
Preferred and common stocks-nonaffiliates	59.1	59.1	28.4	13.2	17.5	—	—
Separate account assets	4,128.4	4,128.4	4,115.7	12.7	—	—	—
Mortgage loans	1,577.7	1,745.5	—	—	1,577.7	—	—
Cash equivalents	276.8	276.8	276.8	—	—	—	—
Other invested assets	111.9	125.1	—	111.9	—	—	—
Derivative assets	9.5	7.4	—	3.8	5.7	—	—
Derivative liabilities	0.2		—	0.2	—	—	—

	2021
Financial instruments	Aggregate fair value	Admitted assets	Level 1	Level 2	Level 3	Net asset value (NAV)	Not practicable (carrying value)
Bonds	$11,976.1	$10,346.8	$—	$11,017.9	$958.2	$—	$—
Preferred and common stocks-nonaffiliates	63.8	63.8	29.8	16.1	17.9	—	—
Separate account assets	5,614.2	5,614.2	5,597.1	16.1	1.0	—	—
Mortgage loans	1,840.0	1,753.1	—	—	1,840.0	—	—
Cash equivalents	255.3	255.3	255.3	—	—	—	—
Other invested assets	143.0	115.9	—	143.0	—	—	—
Derivative assets	42.9	41.9	—	1.0	41.9	—	—
Derivative liabilities	—		—	—	—	—	—

The carrying value of contract loans, payables and receivables that are financial instruments approximate fair value as of December 31, 2022 and 2021, and therefore are not presented in the tables above. There were no financial instruments for which it was not practicable to estimate fair value.

(13)	Retained Assets

The Company provides a claim form to the beneficiary to choose among various disbursement options which include a payment by check, annuity stream or retained asset account, which the Company refers to as a Secure Access Account. Since April 2011, the Company has required the beneficiary to make a positive election of a retained asset account in order to credit death benefit proceeds from a life insurance policy or an annuity contract to a retained asset account (except in Vermont, whose residents are not eligible for retained asset accounts). Prior to April 2011, in nine states, the Company credited death benefit proceeds from a life insurance policy or an annuity contract to a retained asset account only if the beneficiary affirmatively selected a retained asset account. In all other states (except Vermont, whose residents are not eligible for retained asset accounts) prior to April 2011, the Company credited death benefit proceeds to a retained asset account if the beneficiary affirmatively selected a retained asset account or if the beneficiary failed to select any disbursement options on the claim form.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

Credited interest rates ranged from 0.1% to 0.6% and the weighted average crediting rate was 2.6% for the years ended December 31, 2022, 2021 and 2020. The Company discloses the relevant details about its retained asset program, including disclosure of the fact that accounts are not Federal Deposit Insurance Corporation insured, in the information provided to the beneficiary with the claim form and in the supplemental contract issued when a retained asset account is established. The account balance and credited interest are fully backed by the claims-paying ability of the issuing insurance company. The Company’s Secure Access program is fully compliant with guidance on retained asset account programs issued in 1995 by the NAIC, and the NAIC’s sample bulletin on retained asset accounts issued in December 2010.

The following table sets forth the number and balance of retained asset accounts in force as of December 31, 2022 and 2021:

	In force
	2022		2021
	Number of policies	Amount	Number of policies	Amount
Up to and including 12 months	29	$2.5	63	$9.0
13 to 24 months	54	6.5	100	14.6
25 to 36 months	79	11.1	87	13.7
37 to 48 months	79	11.0	123	16.4
49 to 60 months	106	14.2	106	16.3
Over 60 months	3,316	248.2	3,481	252.3

Total	3,663	$293.5	3,960	$322.3

The following table presents additional information regarding the changes in the number and balance of the retained asset accounts related to individual contracts for the years ended December 31, 2022, 2021 and 2020. There were no group contracts in 2022, 2021 and 2020.

	2022		2021		2020
	Number of policies	Amount	Number of policies	Amount	Number of policies	Amount
Retained assets accounts as of the beginning of the year	3,960	$322.3	4,219	$338.2	4,975	$352.0
Retained asset accounts issued/ added during the year	28	2.9	75	11.8	133	28.2
Investment earnings credited to retained asset accounts during the year	—	7.9	—	8.5	—	8.8
Fees and other charges assessed to retained asset accounts during the year	—	—	—	—	—	—
Retained asset accounts transferred to state unclaimed property funds during the year	(11)	(0.8)	(16)	(0.5)	(17)	—
Retained asset accounts closed/ withdrawn during the year	(314)	(38.8)	(318)	(35.7)	(872)	(50.8)

Retained asset accounts at the end of the year	3,663	$293.5	3,960	$322.3	4,219	$338.2

(14)	Risk Sharing Provisions of the Affordable Care Act

The Company does not write accident and health insurance policies subject to the affordable care act risk sharing provisions. Although the Company holds several accident and health policies in-force, these policies are not subject to the affordable care act sharing provisions.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

(15)	Investments in SCA Entities

The Company has two controlling investments in the common stock and one controlling investment in the preferred stock of noninsurance subsidiaries as of December 31, 2022 and 2021:

Description of SCA investment (excluding 8.b.i entities)	Gross amount	Nonadmitted amount	Admitted amount	Date of filing to NAIC	Type of NAIC filing	NAIC response received (yes/no)	2022 NAIC valuation amount	2021 NAIC valuation amount	NAIC reject entity’s valuation method, resubmission required (yes/no)
JAC (VA)	$4.6	$4.6	$—	8/3/2022	Sub-1	no	$2.3	$—	no
ASI (VA)*	—	—	—	9/6/2017	Sub-1	yes	—	—	no
Newco (VA)	45.7	—	45.7	8/3/2022	Sub-2	yes	44.5	41.1	no
GFA	0.5	0.5	—	12/5/2017	Sub-1	yes	—	—	no

Aggregate Total	$50.8	$5.1	$45.7				$46.8	$41.1

*	ASI (VA) rounds to zero.

(16)	Reconciliation to the Annual Statement

The accompanying statutory financial statements do not agree to the 2022 Annual Statement of the Company. The following table summarizes the differences:

	2022
	As reported in the 2022 Annual Statement	Difference	As reported in the accompanying statutory financial statements
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
Amounts recoverable from reinsurers and funds held	$417.0	$44.3	$461.3
Deferred tax assets	100.7	4.2	104.9
Aggregate reserves - life	7,176.4	7.4	7,183.8
Current Federal income tax payable	20.3	8.7	29.0
Unassigned deficit	(710.2)	32.4	(677.8)

Statutory Statements of Summary of Operations
Premiums and annuity considerations	180.5	1.2	181.7
Death benefits	388.1	(18.1)	370.0
Decrease in aggregate reserves - life, annuity and accident and health	(472.0)	7.4	(464.6)
Federal income taxes	(32.1)	8.7	(23.4)

Statutory Statements of Changes in Capital and Surplus
Net income (loss)	(3.1)	3.2	0.1
Change in net deferred income taxes	(13.4)	6.2	(7.2)
Change in nonadmitted assets	(4.8)	3.3	(1.5)
Prior period correction - cross-entity term conversions	—	19.7	19.7

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements — Continued

Years Ended December 31, 2022, 2021 and 2020

(Dollar amounts in millions)

As discussed in Note 1(v), in 2022, the Company recorded a prior period correction that resulted in an increase to the reinsurance recoverable from GLIC of $25.0 and a decrease net deferred tax assets by $5.3, with an offsetting decrease of $19.7 to unassigned deficit through a prior period correction — cross-entity term conversions.

In 2022, the Company also recorded a correction for a reinsurance coding issue that resulted in an increase to the reinsurance recoverable from GLIC of $19.3, an increase in premiums of $1.2 and a decrease of $18.1 in death benefits. The correction also reflected an increase in aggregate reserves — life of $7.4 and a corresponding lower decrease in aggregate reserves — life, annuity and accident and health of $7.4. This correction resulted in an increase in net income of $3.2.

(17)	Subsequent Events

On January 6, 2023, RLIC VI returned contributed surplus to the Company of $5.0 in cash.

There were no other material events that occurred subsequent to December 31, 2022. Subsequent events have been considered through April 20, 2023, the date the statutory financial statements were available to be issued.

F-68